UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03916
Name of Registrant:	Vanguard Specialized Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: January 31
Date of reporting period: February 1, 2013 – January 31, 2014
Item 1: Reports to Shareholders

Annual Report | January 31, 2014

Vanguard Energy Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	9
Fund Profile.	13
Performance Summary.	15
Financial Statements.	17
Your Fund’s After-Tax Returns.	31
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2014

Total
Returns
Vanguard Energy Fund
Investor Shares	5.88%
Admiral™ Shares	5.94
MSCI ACWI Energy Index	0.74
Global Natural Resources Funds Average	2.40
Global Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2013, Through January 31, 2014
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Energy Fund
Investor Shares	$62.66	$63.85	$1.277	$1.237
Admiral Shares	117.63	119.83	2.500	2.321

1

Chairman’s Letter

Dear Shareholder,

Vanguard Energy Fund returned almost 6% for the 12 months ended January 31, 2014. A January pullback by the U.S. stock market in general—and energy stocks in particular—cut the fund’s fiscal-year return almost in half.

Still, the fund’s larger allocation to some U.S.-based oil and gas exploration companies helped it outpace the 0.74% return of its benchmark index. Your fund also maintained its edge over its global natural resource peer funds, whose average return was 2.40%. Many of those peer funds have significant allocations to sectors other than energy, such as materials, which lagged.

The energy sector lagged the broad U.S. stock market for the third consecutive year. Investors looked favorably on companies involved in the shale oil and gas production boom in North Dakota, Pennsylvania, and elsewhere in the United States. But forecasts of slower growth in global energy demand have tempered the outlook for the sector.

If you invest in the Energy Fund through a taxable account, you may wish to review information about the fund’s after-tax performance provided later in this report.

U.S. stocks found a groove before recent volatility

After delivering exceptional returns in 2013, U.S. stocks slid in January because of economic concerns at home and abroad.

2

Nevertheless, U.S. stocks produced impressive gains of nearly 23% for the 12 months ended January 31.

Strong corporate earnings growth and investors’ willingness to pay for those earnings drove stock markets, with support from the Federal Reserve’s stimulative bond-buying program. The Fed, noting the economy’s improvement, began paring back its bond purchases in January (and announced that it would continue tapering in February).

Overall, international stocks advanced about 6% for the 12 months, with the developed markets of Europe and the Pacific region posting positive returns. Concerns about China’s slower growth and tighter U.S. monetary policy were among the factors that hurt stocks and currencies in various emerging-market countries.

For 2014, Vanguard Chief Economist Joe Davis and his team are guarded in their outlook for global stock returns, and their forecast for the bond market remains muted. Although Joe readily acknowledges that such forecasts are accompanied by uncertainty, he writes, “We believe that a long-term, strategic approach with a balanced, diversified, low-cost portfolio can remain a high-value proposition in the decade ahead.” (You can read more about our expectations for bond and stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Market Barometer

	Average Annual Total Returns
	Periods Ended January 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	22.23%	14.14%	19.84%
Russell 2000 Index (Small-caps)	27.03	14.69	22.26
Russell 3000 Index (Broad U.S. market)	22.60	14.18	20.03
FTSE All-World ex US Index (International)	5.78	3.37	14.38

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.12%	3.73%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.07	5.76	5.54
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.06	0.09

CPI
Consumer Price Index	1.58%	2.03%	2.07%

3

Bond returns were flat as the Fed firmed its strategy

Investors spurned bonds for most of the 12-month period, wary of the Fed’s expected curtailment of its bond-buying program. In January, however, despite the start of that tapering, fixed income investments regained appeal as stocks slumped.

The broad U.S. taxable bond market returned 0.12% for the fiscal year, while municipal bonds returned –1.07%. The yield of the benchmark 10-year Treasury note generally increased during the period, eclipsing 3.00% at times, and finished at about 2.70%. (Bond prices and yields move in opposite directions.) The Fed’s continued target of 0%–0.25% for short-term interest rates tightly restricted returns of money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –1.24%.

Some integrated giants stalled, other energy businesses advanced Higher natural gas prices made news in January, when much of the United States was in the grip of a deep freeze; prices ended the fiscal year higher than where they began. In contrast, crude oil prices

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Energy Fund	0.31%	0.26%	1.34%

The fund expense ratios shown are from the prospectus dated May 28, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the fund’s expense ratios were 0.38% for Investor Shares and 0.32% for Admiral Shares. This increase from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Global Natural Resources Funds.

4

rose at times over the fiscal year amid concerns about strife in the Middle East and Sudan (an oil producer), but ended the period near where they began. These price trends were reflected in varying degrees in the performance of the fund’s holdings.

The returns of exploration and production companies and of integrated oil and gas giants, which together represented more than three-quarters of the fund’s average assets, diverged notably. Explorers and producers, especially U.S. firms that rank among the fund’s top-ten holdings, sprinted ahead of the less-nimble global giants during the first half of the fiscal year.

They then widened their lead—buoyed in part by strong prices and optimism about U.S. production trends. The fund’s oil and gas exploration and production holdings returned almost 13% as a group, with individual company returns approaching 50% or more.

At the other end of the results scale, the major international oil and gas companies as a group were about flat for the year. Some of the fund’s largest holdings posted modest gains, but many emerging-market firms struggled amid the downdraft in developing markets and concern about growth prospects.

Total Returns
Ten Years Ended January 31, 2014
Average
Annual Return
Energy Fund Investor Shares	12.57%
Spliced Energy Index	10.01
Global Natural Resources Funds Average	8.73

For a benchmark description, see the Glossary.
Global Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Beware of chasing a sector’s ups and downs

Funds that focus on a single sector—as Vanguard Energy Fund does—can be more volatile than more broadly diversified funds. Sector funds can soar one year and plunge the next.
This tendency toward volatility can stir up investors’ worst instincts, tempting them to invest during times of strong performance and to bail as prices inevitably recede.

As we all know, buying high and selling low hurts performance. Because many sector fund investors do fall prey to the temptation to jump in and out of the market, the average annual return experienced by sector fund investors (the “investor return”) is often lower than the average annual total return of the funds themselves over the same period.[1]

The chart below will give you an idea of the price that sector fund investors can pay for chasing performance. It compares the average annual total returns for U.S. energy funds with the average annual investor returns for these funds for recent three-, five-, and ten-year periods.

While sector funds can play a valuable supplemental role in your portfolio, you shouldn’t let their inherent volatility affect your level of investment in them.

Energy funds: Their returns vs. their investors’ returns
Periods ended December 31, 2013

Notes: Fund averages assume all distributions were reinvested. All returns were calculated on a month-end basis.
Source: Vanguard calculations, derived from data provided by Morningstar, Inc.

1 The investor return is based on a money-weighted calculation that takes into account the timing of investors’ cash inflows and outflows.

Compared with the benchmark index, the Energy Fund’s advisors added the most value with their choices of U.S. exploration and production companies. Refiners and marketers, as well as providers of equipment and services, also lifted relative returns, which were held back by some integrated multinationals.

The Advisors’ Report that follows this letter provides additional details about the management of the fund during the fiscal year.

Discipline and focus produced strong long-term results

The Energy Fund’s long-term performance continued to impress. For the ten years ended January 31, 2014, the average annual return of Investor Shares was 12.57%, more than 2 percentage points ahead of the benchmark index and almost 4 percentage points ahead of peer funds. Your fund also outperformed the broad U.S. stock market by about 5 percentage points.

In May, Vanguard Energy Fund will mark its 30th anniversary. Since its inception, the fund has been ably guided by Wellington Management Company. I thank Wellington for its ongoing distinguished service, dedication, and expertise. (Since 2005, a portion of the fund has also been managed by Vanguard Equity Investment Group.)

When traveling a long, bumpy road, be sure to pack some patience

Over time, even a small degree of outperformance can meaningfully affect a portfolio’s value. That’s why many investors remain drawn to active management—they want the opportunity for market-beating returns, even though considerable research has shown that only a minority of active managers consistently outperform their benchmarks.

Long-term outperformance is uncommon largely because active management tends to be costlier than indexing. The higher a fund’s expense ratio, the higher the hurdle it must overcome to beat its benchmark after accounting for expenses.

For investors, impatience can create a still higher hurdle. Even managers with the best market-beating records can’t avoid short periods of underperformance. An investor who is unwilling to endure some lean years could unwisely abandon a talented manager and miss out on long-term rewards. (You can read more in The Bumpy Road to Outperformance, available at vanguard.com/research.)

7

That’s why Vanguard recommends that you pay attention to costs and take a patient, long-term view. Vanguard does its part to try to give investors the best chance for success by offering access to world-class active managers and by operating our funds at costs well below industry averages.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 13, 2014

8

Advisors’ Report

Vanguard Energy Fund returned 5.88% for Investor Shares and 5.94% for Admiral Shares in the fiscal year ended January 31, 2014, ahead of the 0.74% return of its benchmark index and the 2.40% average return of global natural resources peer funds. Your fund is managed by two advisors, a strategy that can enhance the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also provided a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These reports were prepared on February 12, 2014.

Wellington Management Company, llp

Portfolio Manager:
Karl E. Bandtel, Senior Vice President

The investment environment

Global equities advanced during the fiscal year ended January 31, 2014. Despite liquidity concerns in China and tepid economic growth in Europe, investors were emboldened by signs of stronger

Vanguard Energy Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	95	11,112	Emphasizes long-term total-return opportunities from
Company, LLP			the various energy subsectors: international oils,
			foreign integrated oils and foreign producers, North
			American producers, oil services and equipment,
			transportation and distribution, and refining and
			marketing.
Vanguard Equity Investment	3	390	Employs a quantitative fundamental management
Group			approach, using models that assess valuation,
			management decisions, market sentiment, and
			earnings and balance-sheet quality of companies as
			compared with their peers.
Cash Investments	2	176	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in stock.
			Each advisor may also maintain a modest cash
			position.

9

growth in the United States and Japan. U.S. stock returns were particularly strong, and more volatile smaller-company stocks led the way. Emerging-market stocks trailed their developed-market counterparts. As a group, stocks in the global energy sector finished roughly where they started, lagging the approximately 13% return of the broad MSCI All Country World Index.

Energy commodity spot price movements were mixed. The price of West Texas Intermediate (WTI) crude oil (a benchmark based on oil produced domestically) was flat for the period, closing at $98 per barrel. However, the spread between Brent (a benchmark based on oil produced outside the United States) and WTI crude oil prices narrowed, as Brent declined from $116 to $108 per barrel. Henry Hub natural gas prices rose from $3.33 to just over $5 per million Btu. In our view, the market does not fully appreciate the long-term natural gas demand story, and we expect that the prospect of increased demand in the next few years will support healthy prices.

Our successes

Stock selection within the oil and gas sub-sector was the key driver of our success. We also benefited from favorable security selection within the energy equipment and services subsector.

Top individual contributors included Cabot Oil & Gas, Pioneer Natural Resources, EQT, EOG Resources, and Baker Hughes, all based in the United States. In fact, nine of our top 10 absolute contributors during this period were stocks of U.S.-domiciled companies.

Pioneer Natural Resources is engaged in oil and gas exploration and production. The company has unconventional oil production sources in the Permian Basin in the U.S. Southwest, and recent appraisal drilling gave reason for optimism about the size and quality of these reserves. This bolstered investor confidence, supporting the company’s stock price.

We are optimistic about the company’s growth prospects, and we increased our position.

EOG Resources is an exploration and production company focused primarily in North America. EOG has a strong asset portfolio, and reserves could be significantly higher than current estimates. The company’s focus on organic growth, operational efficiency, and cost control has resulted in strong profitability metrics, yet the shares remain attractively priced in our view. We added to our position during the period.

Our shortfalls

Our most significant detractors during the period included Petrobras (Brazil), PetroChina (China), Cenovus Energy (Canada), Inpex (Japan), and Cobalt International Energy (United States).

Petrobras, an integrated oil and gas company, experienced production delays related to the deployment of drilling platforms. That, coupled with a broader sell-off across emerging markets (Brazil in particular), depressed the stock. We believe that production growth will improve and accelerate into 2014. We expect that

10

downstream retail margins, previously disappointing, should also improve to more normal levels. We continue to hold our position.

Cobalt International Energy is an oil-focused exploration and production company. Following disappointing drilling results this summer, Cobalt’s stock price remained under pressure as investors maintained high expectations for the company. We are closely monitoring important prospects and appraisals that could be significant catalysts for the stock, and maintain a position.

The fund’s positioning

Our long-term outlook for the energy sector remains favorable. However, as always, we urge caution regarding the near-term direction of commodity prices and, by extension, the inherent volatility that accompanies investing in stocks of energy companies.

Over time, we believe that substituting natural gas for coal—in North America and overseas—is a significant opportunity for patient investors. Such substitutions, combined with the impact of several projects under way to enable the export of U.S. natural gas, are likely to keep narrowing the wide disparity between global energy prices and North American natural gas prices.

We hold stocks domiciled in 14 countries. Over 35% of the portfolio’s assets are invested in international stocks (including roughly 5% in emerging markets), and we will probably seek opportunities to increase this exposure as we pare back positions in North America on the margin and redeploy the proceeds into investments with more attractive valuations.

Our portfolio remains skewed toward low-cost producers with compelling valuations, based on our assessment of their long-term resource bases. We believe many of these companies are able to create value for shareholders absent generally rising commodity prices.

Our low-turnover investment process remains steady with an emphasis on finding mid- and large-capitalization integrated oil and exploration and production companies that are attractively valued. We will continue to focus on stocks of companies that have clean balance sheets, long-lived resources, and high-quality management teams.

Vanguard Equity Investment Group

Portfolio Managers:
James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Generally, the fiscal year was a weak period for energy stocks; the fund’s benchmark underperformed the broad global equity market (as represented by the MSCI All Country World Index) in each of the four quarters. The first quarter’s relative performance was the weakest: The fund’s benchmark lagged by more than 6 percentage points.

11

From a macroeconomic perspective, the changing of the guard at the Federal Reserve created market volatility because of uncertainty about its approach to monetary policy, leading to sharp fluctuations in interest rates. Emerging markets have been under pressure because of the Fed’s tapering and slowing economic growth. As a result, the demand for commodities has been relatively flat. Crude oil prices in the United States finished the year nearly unchanged. All these factors led to a relatively weak performance by the energy stocks throughout this reporting period.

We use a quantitative approach to investing that focuses on specific stock fundamentals. We do not take a stand on the overall market for energy stocks. In addition, we do not attempt to make predictions on different geographic regions. We focus our investment process on identifying stocks that we believe are undervalued based on our multi-signal model.

Over the period ended January 31, our most successful overweighted holdings included the following: in the United States, First Solar (+80%), Noble Energy (+17%), and Chesapeake Energy (+35%); in Japan, Showa Shell Sekiyu K.K. (+93%); and in China, China Oilfield Services Limited Class H (+27%). Our performance was aided significantly by our ability to underweight exposures that did not do as well, such as Ecopetrol SA (–34%) in Colombia and PetroChina Co. Ltd. Class H (–29%) in China.

Our results were hurt by overweighting Tatneft (–21%) and Rosneft (–19%) in Russia; PTT Public (–16%) in Thailand; and Turkiye Petrol Rafinerileri (–36%) in Turkey and by underweighting U.S.-based Pioneer Natural Resources (+44%).

Although exceptional performance by the broad stock market did not translate into a very robust year for energy stocks, our model was able to effectively capture a spread between overvalued and undervalued energy stocks. While it is difficult to predict the direction of the sector returns, we are confident that our model should continue to capture the relative attractiveness of individual stocks. Attractive fundamentals remain one of the main drivers of our strategy, which the market should reward in the long run. We thank you for your investment and look forward to the next productive fiscal year.

12

Energy Fund

Fund Profile
As of January 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGENX	VGELX
Expense Ratio[1]	0.31%	0.26%
30-Day SEC Yield	1.79%	1.85%

Portfolio Characteristics
			DJ
			U.S.
			Total
		MSCI	Market
		ACWI	FA
	Fund	Energy	Index
Number of Stocks	124	168	3,635
Median Market Cap	$42.9B	$70.6B	$41.3B
Price/Earnings Ratio	14.0x	12.0x	19.1x
Price/Book Ratio	1.7x	1.5x	2.6x
Return on Equity	12.8%	15.4%	16.5%
Earnings Growth
Rate	-0.8%	2.7%	11.4%
Dividend Yield	2.2%	3.1%	1.9%
Foreign Holdings	35.6%	49.4%	0.0%
Turnover Rate	17%	—	—
Short-Term Reserves	2.9%	—	—

Volatility Measures
		DJ
	MSCI	U.S. Total
	ACWI	Market
	Energy	FA Index
R-Squared	0.98	0.80
Beta	1.04	1.39
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	8.8%
Royal Dutch Shell plc	Integrated Oil & Gas	5.0
Chevron Corp.	Integrated Oil & Gas	4.9
Schlumberger Ltd.	Oil & Gas Equipment
	& Services	4.0
BP plc	Integrated Oil & Gas	3.7
Total SA	Integrated Oil & Gas	3.3
Pioneer Natural	Oil & Gas Exploration
Resources Co.	& Production	3.2
Cabot Oil & Gas Corp.	Oil & Gas Exploration
	& Production	3.0
EOG Resources Inc.	Oil & Gas Exploration
	& Production	2.9
CONSOL Energy Inc.	Coal & Consumable
	Fuels	2.4
Top Ten		41.2%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 28, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the expense ratios were 0.38% for Investor Shares and 0.32% for Admiral Shares.

13

Energy Fund

Market Diversification (% of equity exposure)

Europe
United Kingdom	11.0%
France	3.8
Italy	2.1
Other	2.5
Subtotal	19.4%
Pacific
Japan	1.6%
Other	0.5
Subtotal	2.1%
Emerging Markets
China	2.0%
Russia	1.9
Brazil	1.1
Other	0.8
Subtotal	5.8%
North America
United States	63.6%
Canada	9.1
Subtotal	72.7%

Subindustry Diversification (% of equity exposure)
		MSCI
		ACWI
	Fund	Energy
Coal & Consumable Fuels	3.0%	1.3%
Industrials	0.1	0.0
Integrated Oil & Gas	43.4	53.3
Oil & Gas Drilling	1.1	2.3
Oil & Gas Equipment &
Services	10.2	10.2
Oil & Gas Exploration &
Production	33.8	21.1
Oil & Gas Refining &
Marketing	6.0	6.0
Oil & Gas Storage &
Transportation	1.4	5.8
Other	1.0	0.0

14

Energy Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2004, Through January 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Energy Fund*Investor Shares	5.88%	12.93%	12.57%	$32,672
••••••••	Spliced Energy Index	0.74	7.64	10.01	25,969
– – – –	Global Natural Resources Funds
	Average	2.40	9.31	8.73	23,099
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	22.53	20.13	7.51	20,637
For a benchmark description, see the Glossary.
Global Natural Resources Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Energy Fund Admiral Shares	5.94%	13.00%	12.64%	$164,438
Spliced Energy Index	0.74	7.64	10.01	129,847
Dow Jones U.S. Total Stock Market Float
Adjusted Index	22.53	20.13	7.51	103,186

See Financial Highlights for dividend and capital gains information.

15

Energy Fund

Fiscal-Year Total Returns (%): January 31, 2004, Through January 31, 2014

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended December 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	18.14%	13.34%	13.22%
Admiral Shares	11/12/2001	18.22	13.41	13.29

16

Energy Fund

Financial Statements

Statement of Net Assets
As of January 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (96.0%)[1]
United States (60.4%)
Energy Equipment & Services (10.5%)
	Schlumberger Ltd.	5,349,319	468,440
	Baker Hughes Inc.	4,858,970	275,212
	Halliburton Co.	3,846,172	188,501
	Ensco plc Class A	2,366,024	119,177
	National Oilwell Varco
	Inc.	1,155,496	86,674
*	SEACOR Holdings Inc.	875,753	73,721
	Transocean Ltd.	85,330	3,693
*	Weatherford International
	Ltd.	225,400	3,052
	Patterson-UTI Energy Inc.	105,200	2,702
			1,221,172
Oil, Gas & Consumable Fuels (49.5%)
	Coal & Consumable Fuels (2.4%)
	CONSOL Energy Inc.	7,556,085	282,220

	Integrated Oil & Gas (16.5%)
	Exxon Mobil Corp.	11,131,244	1,025,855
	Chevron Corp.	5,176,740	577,880
	Occidental Petroleum
	Corp.	2,860,323	250,478
	Hess Corp.	892,039	67,340

	Oil & Gas Exploration & Production (26.0%)
	Pioneer Natural
	Resources Co.	2,188,865	370,619
	Cabot Oil & Gas Corp.	8,652,714	345,935
	EOG Resources Inc.	2,080,741	343,822
	Range Resources Corp.	3,151,190	271,601
	Anadarko Petroleum
	Corp.	2,959,000	238,762
	EQT Corp.	2,348,870	217,999
	Noble Energy Inc.	2,964,978	184,807

*	Southwestern Energy Co.	4,377,085	178,104
*	Denbury Resources Inc.	8,530,204	137,080
	ConocoPhillips	2,057,809	133,655
	Devon Energy Corp.	1,702,625	100,829
	Energen Corp.	1,338,117	94,632
	Apache Corp.	850,250	68,241
*	Cobalt International
	Energy Inc.	4,071,172	66,645
*	Whiting Petroleum Corp.	1,085,355	63,363
*	Newfield Exploration Co.	2,445,858	60,584
	Marathon Oil Corp.	1,790,746	58,718
*	Antero Resources Corp.	766,205	45,007
	Murphy Oil Corp.	693,800	39,276
*	Rice Energy Inc.	625,700	14,716
	Chesapeake Energy Corp.	161,300	4,340
*	Ultra Petroleum Corp.	114,100	2,733
	Cimarex Energy Co.	2,900	284

	Oil & Gas Refining & Marketing (4.6%)
	Valero Energy Corp.	3,702,684	189,207
	Phillips 66	2,395,184	175,064
	Marathon Petroleum
	Corp.	1,988,150	173,069

	Oil & Gas Storage & Transportation (0.0%)
	Williams Cos. Inc.	30,900	1,251
	Kinder Morgan Inc.	24,573	836
			5,784,952
Other (0.4%)
^,2	Vanguard Energy ETF	363,000	43,103

Semiconductors &
Semiconductor Equipment (0.0%)
*	First Solar Inc.	47,850	2,420
Total United States			7,051,647

17

Energy Fund

		Market
		Value
	Shares	($000)
International (35.6%)
Australia (0.5%)
Oil Search Ltd.	7,880,526	55,385
Woodside Petroleum Ltd.	137,420	4,481
Caltex Australia Ltd.	131,971	2,231
		62,097
Austria (0.0%)
OMV AG	61,211	2,648

Brazil (1.1%)
Petroleo Brasileiro SA
ADR	10,710,075	120,060
Petroleo Brasileiro SA
Prior Pfd.	385,244	2,329
Petroleo Brasileiro SA	249,132	1,405
Petroleo Brasileiro SA
ADR Type A	3,950	47
		123,841
Canada (8.8%)
Suncor Energy Inc. XNYS	6,858,682	225,170
Canadian Natural
Resources Ltd. XNYS	5,263,443	172,378
Enbridge Inc. XTSE	3,623,600	152,155
Cenovus Energy Inc.
XTSE	5,084,180	132,951
Encana Corp. XNYS	6,104,390	109,696
* Tourmaline Oil Corp.	2,090,870	88,403
Pacific Rubiales Energy
Corp.	4,928,495	74,918
Cameco Corp.	2,573,670	54,613
Suncor Energy Inc. XTSE	249,134	8,185
Canadian Natural
Resources Ltd. XTSE	200,678	6,580
Enbridge Inc. XYNS	52,350	2,198
Encana Corp. XTSE	106,100	1,907
TransCanada Corp.	41,996	1,826
Cenovus Energy Inc.
XNYS	21,139	553
Husky Energy Inc.	9,500	282
Canadian Oil Sands Ltd.	15,700	282
Penn West Petroleum Ltd.	27,900	209
		1,032,306
China (1.9%)
^ PetroChina Co. Ltd. ADR	1,576,895	151,240
Kunlun Energy Co. Ltd.	37,747,555	62,186
China Petroleum
& Chemical Corp.	5,907,600	4,649
* GCL-Poly Energy
Holdings Ltd.	7,465,000	2,542
China Longyuan
Power Group Corp.	2,044,000	2,434
CNOOC Ltd.	887,717	1,373
PetroChina Co. Ltd.	770,000	739
		225,163

Finland (0.0%)
^ Neste Oil Oyj	122,111	2,178

France (3.7%)
Total SA ADR	6,428,920	367,542
Technip SA	583,816	49,726
Total SA	290,072	16,564
		433,832
Hong Kong (0.0%)
* Brightoil Petroleum
Holdings Ltd.	1,494,000	404

Hungary (0.0%)
MOL Hungarian Oil
& Gas plc	33,756	2,071

India (0.7%)
Reliance Industries Ltd.	5,656,658	75,118
Cairn India Ltd.	449,366	2,323
Bharat Petroleum Corp.
Ltd.	302,008	1,750
		79,191
Israel (0.0%)
Paz Oil Co. Ltd.	7,768	1,150
* Oil Refineries Ltd.	1,715,759	489
		1,639
Italy (2.1%)
^ Eni SPA ADR	5,126,205	232,730
Eni SPA	395,517	8,962
		241,692
Japan (1.6%)
Inpex Corp.	10,910,400	128,362
JX Holdings Inc.	10,593,570	50,888
* Cosmo Oil Co. Ltd.	1,221,000	2,273
Showa Shell Sekiyu KK	229,300	2,167
		183,690
Malaysia (0.0%)
Petronas Dagangan Bhd.	30,500	279

Netherlands (0.0%)
* SBM Offshore NV	123,968	2,386

Norway (0.9%)
Statoil ASA ADR	4,090,890	96,995
Statoil ASA	128,174	3,042
		100,037
Poland (0.0%)
Polskie Gornictwo
Naftowe
i Gazownictwo SA	1,499,525	2,205
Polski Koncern Naftowy
Orlen SA	47,146	582
		2,787

18

Energy Fund

		Market
		Value
	Shares	($000)
Portugal (0.8%)
Galp Energia SGPS SA	6,012,388	93,001

Russia (1.8%)
Gazprom OAO ADR	13,064,048	107,713
Rosneft OAO GDR	13,826,431	94,790
Lukoil OAO ADR	94,591	5,373
Tatneft OAO ADR	82,155	2,717
AK Transneft OAO
Prior Pfd.	1,082	2,459
Gazprom OAO	124,674	516
		213,568
Singapore (0.0%)
Sembcorp Industries Ltd.	246,000	1,012

South Africa (0.1%)
Sasol Ltd.	110,232	5,298

South Korea (0.0%)
SK Holdings Co. Ltd.	15,004	2,509

Spain (0.8%)
Repsol SA	3,874,697	90,722

Thailand (0.1%)
PTT PCL (Foreign)	345,700	2,885
PTT Exploration &
Production PCL (Foreign)	608,900	2,745
* PTT Global Chemical PCL	1,079,000	2,327
Thai Oil PCL (Foreign)	370,900	592
		8,549
Turkey (0.0%)
Tupras Turkiye
Petrol Rafinerileri AS	108,194	1,785

United Kingdom (10.7%)
Royal Dutch Shell plc
ADR	7,946,585	549,109
BP plc ADR	8,889,185	416,814
BG Group plc	9,997,141	167,763
* Ophir Energy plc	13,649,538	62,471
BP plc	2,616,674	20,505
Royal Dutch Shell plc
Class B	342,693	12,512
Royal Dutch Shell plc
Class A	331,089	11,436
Royal Dutch
Shell plc Class A
(Amsterdam Shares)	174,727	6,038
* Essar Energy plc	419,393	397
* Cairn Energy plc	1	—
		1,247,045
Total International		4,159,730
Total Common Stocks
(Cost $6,820,860)		11,211,377

Temporary Cash Investments (4.1%)[1]
Money Market Fund (1.2%)
[3,4]	Vanguard Market Liquidity
Fund, 0.130%	139,960,034	139,960

	Face
	Amount
	($000)
Repurchase Agreement (2.8%)
RBS Securities, Inc. 0.020%,
2/3/14 (Dated 1/31/14,
Repurchase Value
$329,601,000, collateralized
by U.S. Treasury Note/Bonds
0.250%-3.250%,
9/30/15–7/31/18,
with a value of
$336,194,000)	329,600	329,600

U.S. Government and Agency Obligations (0.1%)
[5,6] Federal Home Loan
Bank Discount Notes,
0.070%, 2/5/14	2,400	2,400
[5,6] Federal Home Loan
Bank Discount Notes,
0.070%, 3/12/14	2,900	2,899
[5,6] Federal Home Loan
Bank Discount Notes,
0.090%, 3/21/14	300	300
[5,6] Federal Home Loan
Bank Discount Notes,
0.062%, 4/21/14	6,800	6,797
		12,396
Total Temporary Cash Investments
(Cost $481,959)		481,956
Total Investments (100.1%)
(Cost $7,302,819)		11,693,333
Other Assets and Liabilities (-0.1%)
Other Assets		51,229
Liabilities[4]		(66,736)
		(15,507)
Net Assets (100%)		11,677,826

19

Energy Fund

At January 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	7,275,356
Overdistributed Net Investment Income	(26,108)
Accumulated Net Realized Gains	42,134
Unrealized Appreciation (Depreciation)
Investment Securities	4,390,514
Futures Contracts	(4,012)
Foreign Currencies	(58)
Net Assets	11,677,826

Investor Shares—Net Assets
Applicable to 64,815,764 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,138,303
Net Asset Value Per Share—
Investor Shares	$63.85

Admiral Shares—Net Assets
Applicable to 62,920,073 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,539,523
Net Asset Value Per Share—
Admiral Shares	$119.83

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $12,945,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.1% and 3.0%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $13,653,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $7,898,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Energy Fund

Statement of Operations

Year Ended
January 31, 2014
($000)
Investment Income
Income
Dividends[1,2]	274,816
Interest[2]	322
Securities Lending	7,177
Total Income	282,315
Expenses
Investment Advisory Fees—Note B
Basic Fee	17,090
Performance Adjustment	4,627
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,420
Management and Administrative—Admiral Shares	8,251
Marketing and Distribution—Investor Shares	922
Marketing and Distribution—Admiral Shares	1,112
Custodian Fees	398
Auditing Fees	30
Shareholders’ Reports—Investor Shares	82
Shareholders’ Reports—Admiral Shares	27
Trustees’ Fees and Expenses	25
Total Expenses	40,984
Net Investment Income	241,331
Realized Net Gain (Loss)
Investment Securities Sold[2]	299,600
Futures Contracts	24,012
Foreign Currencies	(811)
Realized Net Gain (Loss)	322,801
Change in Unrealized Appreciation (Depreciation)
Investment Securities	134,824
Futures Contracts	(8,595)
Foreign Currencies	(78)
Change in Unrealized Appreciation (Depreciation)	126,151
Net Increase (Decrease) in Net Assets Resulting from Operations	690,283
1 Dividends are net of foreign withholding taxes of $19,164,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $796,000, $103,000, and
$4,048,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Energy Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	241,331	262,512
Realized Net Gain (Loss)	322,801	25,428
Change in Unrealized Appreciation (Depreciation)	126,151	161,584
Net Increase (Decrease) in Net Assets Resulting from Operations	690,283	449,524
Distributions
Net Investment Income
Investor Shares	(84,107)	(114,465)
Admiral Shares	(153,175)	(147,695)
Realized Capital Gain[1]
Investor Shares	(78,608)	(98,885)
Admiral Shares	(143,323)	(111,067)
Total Distributions	(459,213)	(472,112)
Capital Share Transactions
Investor Shares	(1,350,467)	(570,595)
Admiral Shares	678,643	10,358
Net Increase (Decrease) from Capital Share Transactions	(671,824)	(560,237)
Total Increase (Decrease)	(440,754)	(582,825)
Net Assets
Beginning of Period	12,118,580	12,701,405
End of Period[2]	11,677,826	12,118,580
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $ 6,818,000 and $0. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($26,108,000) and ($22,363,000).

See accompanying Notes, which are an integral part of the Financial Statements.

22

Energy Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$62.66	$62.60	$69.20	$57.17	$42.62
Investment Operations
Net Investment Income	1.291	1.336	1.072	1.053	.910
Net Realized and Unrealized Gain (Loss)
on Investments	2.413	1.098	(3.949)	14.103	14.591
Total from Investment Operations	3.704	2.434	(2.877)	15.156	15.501
Distributions
Dividends from Net Investment Income	(1.277)	(1.340)	(1.102)	(.977)	(.951)
Distributions from Realized Capital Gains	(1.237)	(1.034)	(2.621)	(2.149)	—
Total Distributions	(2.514)	(2.374)	(3.723)	(3.126)	(.951)
Net Asset Value, End of Period	$63.85	$62.66	$62.60	$69.20	$57.17

Total Return[1]	5.88%	4.07%	-3.82%	27.17%	36.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,138	$5,340	$5,945	$6,731	$6,536
Ratio of Total Expenses to Average Net Assets[2]	0.38%	0.31%	0.34%	0.34%	0.38%
Ratio of Net Investment Income to
Average Net Assets	1.97%	2.15%	1.67%	1.74%	1.73%
Portfolio Turnover Rate	17%	18%	24%	31%	27%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, (0.02%), 0.01%, 0.00%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Energy Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$117.63	$117.52	$129.93	$107.34	$80.02
Investment Operations
Net Investment Income	2.530	2.586	2.101	2.045	1.780
Net Realized and Unrealized Gain (Loss)
on Investments	4.491	2.060	(7.432)	26.479	27.395
Total from Investment Operations	7.021	4.646	(5.331)	28.524	29.175
Distributions
Dividends from Net Investment Income	(2.500)	(2.595)	(2.159)	(1.899)	(1.855)
Distributions from Realized Capital Gains	(2.321)	(1.941)	(4.920)	(4.035)	—
Total Distributions	(4.821)	(4.536)	(7.079)	(5.934)	(1.855)
Net Asset Value, End of Period	$119.83	$117.63	$117.52	$129.93	$107.34

Total Return[1]	5.94%	4.14%	-3.76%	27.24%	36.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,540	$6,778	$6,756	$6,871	$4,439
Ratio of Total Expenses to Average Net Assets[2]	0.32%	0.26%	0.28%	0.28%	0.31%
Ratio of Net Investment Income to
Average Net Assets	2.03%	2.20%	1.73%	1.80%	1.80%
Portfolio Turnover Rate	17%	18%	24%	31%	27%

1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, (0.02%), 0.01%, 0.00%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Energy Fund

Notes to Financial Statements

Vanguard Energy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

25

Energy Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2014, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

26

Energy Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI ACWI Energy Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $387,000 for the year ended January 31, 2014.

For the year ended January 31, 2014, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets, before an increase of $4,627,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2014, the fund had contributed capital of $1,375,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.55% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

27

Energy Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—United States	7,051,647	—	—
Common Stocks—International	2,966,842	1,192,888	—
Temporary Cash Investments	139,960	341,996	—
Futures Contracts—Assets[1]	35	—	—
Futures Contracts—Liabilities[1]	(420)	—	—
Total	10,158,064	1,534,884	—
1 Represents variation margin on the last day of the reporting period.

E. At January 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2014	1,309	116,278	(4,093)
S&P 500 Index	March 2014	40	17,766	81
				(4,012)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2014, the fund realized net foreign currency losses of $811,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended January 31, 2014, the fund realized gains on the sale of passive foreign investment companies of $3,239,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to overdistributed net investment income.

28

Energy Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $10,222,000 from overdistributed net investment income, and $28,270,000 from accumulated net realized gains, to paid-in capital.

The fund used a capital loss carryforward of $15,701,000 to offset taxable capital gains realized during the year ended January 31, 2014, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at January 31, 2014, the fund had $39,110,000 of long-term capital gains available for distribution.

At January 31, 2014, the cost of investment securities for tax purposes was $7,306,557,000. Net unrealized appreciation of investment securities for tax purposes was $4,386,776,000, consisting of unrealized gains of $4,628,427,000 on securities that had risen in value since their purchase and $241,651,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended January 31, 2014, the fund purchased $1,971,275,000 of investment securities and sold $2,699,382,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	502,609	7,800	695,926	11,544
Issued in Lieu of Cash Distributions	153,964	2,391	204,348	3,375
Redeemed[1]	(2,007,040)	(30,600)	(1,470,869)	(24,672)
Net Increase (Decrease)—Investor Shares	(1,350,467)	(20,409)	(570,595)	(9,753)
Admiral Shares
Issued	1,701,087	13,744	1,015,171	9,110
Issued in Lieu of Cash Distributions	266,568	2,204	233,904	2,064
Redeemed[1]	(1,289,012)	(10,651)	(1,238,717)	(11,038)
Net Increase (Decrease) —Admiral Shares	678,643	5,297	10,358	136
1 Net of redemption fees for fiscal 2013 of $642,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2014, that would require recognition or disclosure in these financial statements.

29

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Energy Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Energy Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 13, 2014

Special 2013 tax information (unaudited) for Vanguard Energy Fund

This information for the fiscal year ended January 31, 2014, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $239,401,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $192,815,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 52.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

30

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Energy Fund Investor Shares
Periods Ended January 31, 2014

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	5.88%	12.93%	12.57%
Returns After Taxes on Distributions	4.85	12.06	11.70
Returns After Taxes on Distributions and Sale of Fund Shares	4.04	10.48	10.64

31

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

32

Six Months Ended January 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Energy Fund	7/31/2013	1/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,029.69	$1.94
Admiral Shares	1,000.00	1,030.10	1.64
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.29	$1.94
Admiral Shares	1,000.00	1,023.59	1.63

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.38% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

33

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

34

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Energy Index: S&P 500 Index through November 30, 2000; S&P Energy Sector Index through May 31, 2010; MSCI All Country World Energy Index thereafter.

35

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q510 032014

Annual Report | January 31, 2014

Vanguard Health Care Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	29
About Your Fund’s Expenses.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2014

Total
Returns
Vanguard Health Care Fund
Investor Shares	37.66%
Admiral™ Shares	37.74
MSCI All Country World Health Care Index	27.55
Global Health/Biotechnology Funds Average	40.50
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
January 31, 2013, Through January 31, 2014
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Health Care Fund
Investor Shares	$152.58	$191.63	$2.357	$14.001
Admiral Shares	64.37	80.84	1.042	5.906

1

Chairman’s Letter

Dear Shareholder,

Vanguard Health Care Fund notched its best fiscal-year performance in more than a dozen years, with a nearly 38% return for the 12 months ended January 31, 2014. The fund’s result was 10 percentage points better than that of the benchmark, the MSCI All Country World Health Care Index.

The impressive advance, however, lagged the average return for peer funds, mainly because competing funds, in general, were more heavily invested in small biotechnology firms than the Health Care Fund has been.

These smallcap biotech stocks were very much in favor during the period as investors embraced the risks inherent in developing new therapies. It’s important to keep in mind that biotech stocks are extremely volatile: Shares can soar or plummet depending on the outcome of clinical trials. In other periods, peer funds’ outsized allocations to small biotech firms have led to steep losses.

If you own shares of the Health Care Fund in a taxable account, you may wish to review the fund’s aftertax returns later in this report.

U.S. stocks found a groove before January’s volatility set in U.S. stocks delivered generous returns in 2013, then slid over the first month of the new year. For the 12 months ended

2

January 31, the broad U.S. market produced an impressive gain of nearly 23% despite the late reversal.

Strong corporate earnings growth and investors’ willingness to pay for those earnings drove stock markets, which were also buoyed by the Federal Reserve’s stimulative bondbuying program. The Fed, noting the economy’s improvement, began paring back its bond purchases in January. Nevertheless, stocks declined over the period’s final month as investors worried about recent economic trends at home and abroad.

Overall, international stocks advanced about 6% for the 12 months. Developed markets in Europe and the Pacific region posted gains; however, concerns about China’s weaker economy hurt stocks and currencies in various emergingmarket countries.

For 2014, Vanguard Chief Economist Joe Davis and his team are guarded in their outlook for global stock returns, and their forecast for the bond market remains muted. Although Joe readily acknowledges that such forecasts are accompanied by uncertainty, he writes, “We believe that a longterm, strategic approach with a balanced, diversified, lowcost portfolio can remain a highvalue proposition in the decade ahead.” (You can read more about our expectations for bond and stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Market Barometer

		Average Annual Total Returns
		Periods Ended January 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	22.23%	14.14%	19.84%
Russell 2000 Index (Small-caps)	27.03	14.69	22.26
Russell 3000 Index (Broad U.S. market)	22.60	14.18	20.03
FTSE All-World ex US Index (International)	5.78	3.37	14.38

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.12%	3.73%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.07	5.76	5.54
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.06	0.09

CPI
Consumer Price Index	1.58%	2.03%	2.07%

3

Bond returns were flat as the Fed firmed its strategy

Investors avoided bonds for most of the 12month period, wary of the Fed’s expected curtailment of its bondbuying program. In January, however, despite the start of that tapering, fixed income investments regained appeal as stocks slumped.

The broad U.S. taxable bond market returned 0.12% for the 12 months, while municipal bonds posted returns of –1.07%. The yield of the benchmark 10year Treasury note generally increased during the fiscal year, eclipsing 3.00% at times, and finished at 2.70%. (Bond prices and yields move in opposite directions.) The Fed’s continued target of 0%–0.25% for shortterm interest rates tightly restricted returns of money market returns and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –1.24%.

The Health Care Fund recorded its best showing since 2001

This was the first full fiscal year for which Jean M. Hynes of Wellington Management Company served as your fund’s sole portfolio manager. She assumed that position when Edward P. Owens retired in December 2012 after nearly three decades of managing the Health Care Fund. In last year’s letter, I expressed confidence that Jean—who was part of Ed’s team for

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Health Care Fund	0.35%	0.30%	1.30%

The fund expense ratios shown are from the prospectus dated May 28, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the fund’s expense ratios were 0.35% for Investor Shares and 0.30% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Global Health/Biotechnology Funds.

4

about two decades and had been associate portfolio manager since 2008—would carry on the fund’s tradition of excellence.

The 2014 fiscal year turned out to be an auspicious start to her tenure at the helm. As I noted earlier, the fund posted its highest fiscalyear return since the 12 months ended January 31, 2001. This success reflects not only Jean’s contribution but that of the deeply experienced team at Wellington that provides researchbased insights into the health care industry.

To be sure, the fund also benefited from the generally strong performance of health care stocks during the third straight fiscal year in which this sector outpaced the broad U.S. stock market. Pharmaceutical and biotechnology stocks have been buoyed by advances in genetically targeted treatments for diseases. Shares of managed care insurance companies, meanwhile, have risen on the possibility that the Affordable Care Act will lead to an increase in the number of people getting health insurance.

The advisor’s stock choices helped the fund capitalize on the health care sector’s broad rise: Returns for the fund’s biotechnology and pharmaceutical stocks were about 10 percentage points ahead of those groups’ counterparts in the benchmark index, while returns for its holdings in distributors of health care products topped 60%, compared with about 50% for the benchmark.

Total Returns
Ten Years Ended January 31, 2014
Average
Annual Return
Health Care Fund Investor Shares	10.83%
Spliced Health Care Index	7.55
Global Health/Biotechnology Funds Average	9.09

For a benchmark description, see the Glossary.
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Beware of chasing a sector’s ups and downs

Funds that focus on a single sector—as Vanguard Health Care Fund does—can be more volatile than more broadly diversified funds. Sector funds can soar one year and plunge the next. This tendency toward volatility can stir up investors’ worst instincts, tempting them to invest during times of strong performance and to bail as prices inevitably recede.

As we all know, buying high and selling low hurts performance. Because many sector fund investors do fall prey to the temptation to jump in and out of the market, the average annual return experienced by sector fund investors (the “investor return”) is often lower than the average annual total return of the funds themselves over the same period.[1]

The chart below will give you an idea of the price that sector fund investors can pay for chasing performance. It compares the average annual total returns for health care funds with the average annual investor returns for these funds for recent three, five, and tenyear periods.

While sector funds can play a valuable supplemental role in your portfolio, you shouldn’t let their inherent volatility affect your level of investment in them.

Health care funds: Their returns vs. their investors’ returns
Periods ended December 31, 2013

Notes: Fund averages assume all distributions were reinvested. All returns were calculated on a month-end basis.
Source: Vanguard calculations, derived from data provided by Morningstar, Inc.

1 The investor return is based on a money-weighted calculation that takes into account the timing of investors’ cash inflows and outflows.

6

As for weak spots, to pull up shares of certain Japanese pharmaceutical companies modestly detracted from the fund’s performance. In addition to some companyspecific setbacks, such as disappointing clinical trial results, returns of these stocks were reduced for U.S. investors by the decline in the value of the Japanese yen.

The Advisor’s Report that follows this letter provides additional details about the management and performance of your fund during the year.

With active management, patience can be rewarded

As you can see in the table on page 5, for the ten years ended January 31, the Health Care Fund outperformed its comparative standards. Its average annual return for the decade was more than 1 percentage point better than that of its peer funds and more than 3 percentage points better than that of its benchmark index.

Such outperformance might sound fairly modest when annualized over a decade, but it is actually quite significant when considered in terms of cumulative returns. As of January 31, the tenyear cumulative return for your fund’s Investor Shares was about 180% compared with 139% for the peergroup average and 107% for the benchmark index.

Higher returns, of course, translate into greater wealth for fund shareholders. An investment of $10,000 in the Health Care Fund on January 31, 2004, would have nearly tripled to $27,956 ten years later. By comparison, over the same period, an investor who earned the average return for peer funds would have ended up with $23,861, and an investor who received the benchmark’s return would have $20,700.

The Health Care Fund’s record is impressive, but there were certainly challenges along the way, including the 2008–2009 financial crisis. The rewards of the outperformance were earned by shareholders who stood fast in the face of periodic disappointing results.

It’s important to remember that even the best marketbeating managers can’t avoid shortterm periods of underperformance. An investor who is unwilling to endure some lean years could unwisely abandon a talented manager and miss out on longterm rewards. (You can read more in The Bumpy Road to Outperformance, available at vanguard.com/research.)

That’s why Vanguard recommends paying attention to costs and taking a patient, longterm view, as Wellington does. As part of our efforts to give investors the best chance for success, we offer access to worldclass active managers at costs well below industry averages.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer February 12, 2014

7

Advisor’s Report

For the fiscal year ended January 31, 2014, Vanguard Health Care Fund delivered solid absolute and relative returns, gaining 37.66% for Investor Shares and 37.74% for Admiral Shares. The fund topped the 27.55% return of its benchmark, the MSCI All Country World Health Care Index, but trailed the 40.50% average return of global health/biotechnology funds.

Major Portfolio Changes
Year Ended January 31, 2014

Additions	Comments
Vertex Pharmaceuticals	This biotech firm discovers, develops, and commercializes
smallmolecule pharmaceuticals for the treatment of diseases
that currently have limited or no effective treatments. We added to our position during the period as we continue to be most
interested in Vertex’s development of drugs for cystic fibrosis.
BristolMyers Squibb	BristolMyers Squibb is an integrated global pharmaceutical
company involved in the development as well as the distribution of biopharmaceutical products. The stock rose after management reported solid earnings and reiterated the strength of the firm’s immunooncology pipeline (more than 25 ongoing trials; at least eight different tumor types are targeted). The firm’s decision to sell its diabetes franchise to partner AstraZeneca was also welcomed by investors. We believe the sales and profit potential of the company’s immunooncology franchise is underappreciated, and we added to the fund’s position.
Edwards Lifesciences	We took advantage of weakness to initiate a position in Edwards
Lifesciences, a U.S.based medical device company specializing in heart valve technology and treatments for cardiovascular disease.
The stock had suffered because investors were worried about
potential competition from Medtronic.

Reductions	Comments
AbbVie	The stock was a very strong performer following the company’s spinoff from Abbott in January 2013. AbbVie’s sales of Humira, now a $10 billionplus product, continue to grow in the double digits, driving strong earnings growth, but it could face competition from similar drugs later in the decade. We trimmed the fund’s position into strength.
Pfizer	We decreased our exposure to Pfizer during the period. Early in
2013, Pfizer issued public shares of its animalhealth company
Zoetis. During the fiscal year, we had the opportunity to swap shares of Pfizer for Zoetis as Pfizer split off the rest of the company.
This reduced our position in Pfizer and increased our position in
Zoetis. We are attracted to the longterm fundamentals of the animalhealth industry.

8

The investment environment

Overall, it was an impressive 12month period for the health care sector, which outpaced the 21.52% gain of the broader Standard & Poor’s 500 Index.

Shares of biopharmaceutical companies, which have demonstrated an ability to develop drugs that satisfy unmet needs across many therapeutic areas, continued to generate strong returns for the fund. These companies’ research is increasingly productive, and they have also gotten a lift from a more favorable regulatory backdrop compared with previous years.

Health care services companies also advanced sharply. Helped by a favorable pricing environment, pharmaceutical supply chain companies, including retail drug stores and drug distributors, performed well. HMOs also trended higher. Hospital stocks performed strongly in the first half of the fiscal year, although their returns flattened after that.

Our successes

Top contributors to the fund’s performance included Forest Laboratories and McKesson. Amgen, UnitedHealth Group, Merck, and BristolMyers Squibb also boosted returns significantly.

Shares of Forest Laboratories, a U.S.based pharmaceutical company, soared. Toward the end of the period, the company’s new CEO announced a costreduction plan as well as an acquisition that will add to earnings; both announcements were wellreceived by the market. The board’s authorization of a sizable accelerated sharerepurchase program also helped the stock.

At the end of the fiscal year, Forest Laboratories was our secondlargest holding. We believe the company’s drug lineup and strategic options are not fully appreciated by the market.

Shares of McKesson, a U.S.based health services company, climbed as its base business outperformed expectations thanks to strongerthanexpected fundamentals and execution. The stock also benefited from news that McKesson will acquire Celesio, a German pharmaceutical wholesaler. We view this acquisition, which aims to increase the company’s purchasing power for generic drugs, as an earningsaccretive opportunity, and McKesson remains one of the fund’s top ten holdings.

Biotechnology company Amgen was another strong performer. The company’s pipeline, which includes two potential blockbuster drugs (one for cholesterol and one for osteoporosis), gives it a solid growth outlook. We slightly trimmed our position, however, redeploying the proceeds to other stocks that, on the margin, we view as more attractive.

One of the top absolute contributors to the fund’s performance, the global pharmaceutical giant Merck, is also the fund’s largest holding. We believe that the company is one of the most attractive largecap pharmaceutical stocks and that its innovative pipeline of drugs, particularly its lead immunooncology drug, is unappreciated. During the period, the company announced that it was implementing a cost reduction program.

9

Our shortfalls

Given the sector’s strength during the period, it’s not surprising that there were few absolute detractors. The fund’s exposure to a few stocks of companies based in Japan weighed on returns. Relative to the benchmark, however, our biggest detractors were an underweighted allocation to Gilead Sciences, which has developed what could become a blockbuster drug for hepatitisC, and a lack of exposure to Valeant Pharmaceuticals, which benefited from accretive acquisitions.

Despite the strong overall performance of the Japanese market, our Japanese biopharmaceutical holdings hindered returns, in part because of the depreciation of the yen (although our currency hedge mitigated the depreciation to some extent). Particularly notable detractors were Eisai and Takeda Pharmaceutical. Shares of Eisai fell as a result of declining earnings and skepticism about the potential of Belviq, its new obesity drug. Takeda suffered two major setbacks for drugs in latestage testing: the failure of a prostate cancer drug to show a survival benefit and the termination of a diabetes drug because of safety concerns.

The fund’s positioning

Valuations of biopharmaceutical companies have trended upward, affording us the opportunity to trim certain positions while maintaining exposure to those companies with unrecognized value.

Within the health services category, our positions in pharmaceutical distributors and drugstores reflect our view that the outlook for the pharmaceutical supply chain remains favorable in light of trends in utilization, price inflation, and generic pharmaceuticals. There are also increasing opportunities to leverage purchasing synergies. The health insurance and hospital stocks in our portfolio are those we believe to be wellequipped to handle the challenges and opportunities that arrive with the implementation of the Affordable Care Act and the launch of insurance exchanges.

Lastly, within a stabilizing but still uncertain global economy and a difficult political environment, pockets of the health care sector should still be able to generate sustainable growth. We will keep striving to identify the drugs and devices with the best chances of changing medicine and the service companies that are best positioned to capture opportunities along the health care chain. We will remain diversified across the industry’s subsectors and regions, focused on the long haul, and positioned in the most attractive health care stocks.

Jean M. Hynes, CFA
Senior Vice President and
Portfolio Manager

Wellington Management Company, llp

February 20, 2014

10

Health Care Fund

Fund Profile
As of January 31, 2014

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VGHCX	VGHAX
Expense Ratio[1]	0.35%	0.30%
30-Day SEC Yield	1.20%	1.25%

Portfolio Characteristics
			DJ
			U.S.
		MSCI	Total
		ACWI	Market
		Health	FA
	Fund	Care	Index
Number of Stocks	94	147	3,635
Median Market Cap	$28.3B	$78.0B	$41.3B
Price/Earnings Ratio	25.2x	23.1x	19.1x
Price/Book Ratio	3.3x	3.7x	2.6x
Return on Equity	16.4%	20.7%	16.5%
Earnings Growth
Rate	6.8%	7.0%	11.4%
Dividend Yield	1.6%	2.1%	1.9%
Foreign Holdings	21.3%	41.2%	0.0%
Turnover Rate	21%	—	—
Short-Term Reserves	4.5%	—	—

Subindustry Diversification (% of equity
exposure)
		MSCI
		ACWI
		Health
	Fund	Care
Biotechnology	12.2%	13.5%
Drug Retail	2.8	0.0
Fertilizers & Agricultural
Chemicals	0.5	0.0
Health Care Distributors	5.2	2.9
Health Care Equipment	11.9	10.8
Health Care Facilities	2.4	1.2
Health Care Services	0.9	4.0
Health Care Supplies	0.4	1.0
Health Care Technology	2.3	0.5
Life Sciences Tools & Services	4.2	3.3
Managed Health Care	10.5	4.5
Pharmaceuticals	46.7	58.3

Volatility Measures
	MSCI	DJ
	ACWI	U.S. Total
	Health	Market
	Care	FA Index
R-Squared	0.91	0.67
Beta	0.85	0.61
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Merck & Co. Inc.	Pharmaceuticals	5.6%
Forest Laboratories Inc.	Pharmaceuticals	5.1
UnitedHealth Group Inc.	Managed Health
	Care	4.2
Bristol-Myers Squibb Co. Pharmaceuticals		4.0
Roche Holding AG	Pharmaceuticals	3.8
McKesson Corp.	Health Care
	Distributors	3.7
Eli Lilly & Co.	Pharmaceuticals	3.6
AstraZeneca plc	Pharmaceuticals	3.5
Amgen Inc.	Biotechnology	2.9
Vertex Pharmaceuticals
Inc.	Biotechnology	2.5
Top Ten		38.9%
The holdings listed exclude any temporary cash investments and equity index products.

Market Diversification (% of equity exposure)

Europe
Switzerland	6.3%
United Kingdom	3.6
Belgium	2.0
Other	1.5
Subtotal	13.4%
Pacific
Japan	7.1%
North America
United States	77.4%
Other	0.3
Subtotal	77.7%
Middle East
Israel	1.8%

1 The expense ratios shown are from the prospectus dated May 28, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the expense ratios were 0.35% for Investor Shares and 0.30% for Admiral Shares.

11

Health Care Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2004, Through January 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Health Care Fund*Investor Shares	37.66%	19.84%	10.83%	$27,956
••••••••	Spliced Health Care Index	27.55	17.47	7.55	20,700
– – – –	Global Health/Biotechnology Funds
	Average	40.50	19.69	9.09	23,861
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	22.53	20.13	7.51	20,637
For a benchmark description, see the Glossary.
Global Health/Biotechnology Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Health Care Fund Admiral Shares	37.74%	19.91%	10.90%	$140,746
Spliced Health Care Index	27.55	17.47	7.55	103,502
Dow Jones U.S. Total Stock Market Float
Adjusted Index	22.53	20.13	7.51	103,186

See Financial Highlights for dividend and capital gains information.

12

Health Care Fund

Fiscal-Year Total Returns (%): January 31, 2004, Through January 31, 2014

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended December 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/23/1984	43.19%	18.73%	10.90%
Admiral Shares	11/12/2001	43.27	18.79	10.98

13

Health Care Fund

Financial Statements

Statement of Net Assets
As of January 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (96.0%)
United States (74.4%)
Biotechnology (11.3%)
	Amgen Inc.	8,506,055	1,011,795
*	Vertex
	Pharmaceuticals Inc.	10,981,500	867,978
*	Regeneron
	Pharmaceuticals Inc.	1,497,000	432,019
*,1	Alnylam
	Pharmaceuticals Inc.	4,105,200	343,441
*	Incyte Corp. Ltd.	4,457,643	292,065
*	Gilead Sciences Inc.	2,974,800	239,918
*	Alkermes plc	4,523,387	220,199
*	Biogen Idec Inc.	676,400	211,470
*	Quintiles Transnational
	Holdings Inc.	3,636,278	173,196
*	Cubist
	Pharmaceuticals Inc.	1,323,142	96,708
*	Ironwood
	Pharmaceuticals Inc.
	Class A	3,364,198	46,661
			3,935,450
Chemicals (0.4%)
	Monsanto Co.	1,480,600	157,758

Food & Staples Retailing (2.7%)
	Walgreen Co.	10,913,200	625,872
	CVS Caremark Corp.	4,388,100	297,162
			923,034
Health Care Equipment & Supplies (11.5%)
	Medtronic Inc.	10,532,800	595,735
*	Boston Scientific Corp.	36,787,000	497,728
	St. Jude Medical Inc.	5,844,300	354,924
*	Edwards
	Lifesciences Corp.	5,324,000	346,699

	Covidien plc	4,994,700	340,838
	Abbott Laboratories	7,591,400	278,301
	Becton Dickinson
	and Co.	2,571,700	278,052
	CR Bard Inc.	1,839,200	238,342
*	CareFusion Corp.	4,970,354	202,641
	Zimmer Holdings Inc.	2,146,200	201,678
	Baxter International Inc.	2,410,000	164,603
*	Hologic Inc.	7,379,300	157,622
	DENTSPLY
	International Inc.	2,826,100	130,396
	Stryker Corp.	1,433,500	111,240
*	NuVasive Inc.	1,628,303	60,964
	STERIS Corp.	803,083	36,854
			3,996,617
Health Care Providers & Services (17.9%)
	UnitedHealth Group Inc.	19,992,000	1,445,022
	McKesson Corp.	7,449,500	1,299,267
	Humana Inc.	6,641,294	646,198
	Cigna Corp.	6,847,500	591,008
	Aetna Inc.	5,936,383	405,633
	WellPoint Inc.	4,027,400	346,356
	Cardinal Health Inc.	5,043,241	343,041
*	HCA Holdings Inc.	6,746,600	339,152
	Universal Health
	Services Inc. Class B	3,873,600	317,713
*	Express Scripts
	Holding Co.	1,397,400	104,372
	Owens & Minor Inc.	3,000,000	103,920
*	Community Health
	Systems Inc.	2,166,704	89,723
*	Tenet Healthcare Corp.	1,400,000	64,414
*	WellCare Health Plans Inc.	854,506	55,637
*	MEDNAX Inc.	805,600	44,824
*	Premier Inc. Class A	125,000	4,336
	HealthSouth Corp.	24,624	766

14

Health Care Fund

			Market
			Value
		Shares	($000)
*	Community Health
	Systems Inc. Rights	18,834,700	753
			6,202,135
Health Care Technology (2.2%)
*	Cerner Corp.	10,765,200	612,432
*	Allscripts Healthcare
	Solutions Inc.	8,542,653	141,466
			753,898
Life Sciences Tools & Services (3.6%)
*	Illumina Inc.	2,240,200	340,511
	Agilent Technologies Inc.	5,624,200	327,047
*,1	PAREXEL
	International Corp.	4,805,700	234,566
*	Covance Inc.	2,246,400	212,420
*	Bruker Corp.	3,285,758	66,865
	PerkinElmer Inc.	1,441,400	62,845
			1,244,254
Pharmaceuticals (24.8%)
	Merck & Co. Inc.	36,561,348	1,936,655
*,1	Forest Laboratories Inc.	26,666,866	1,768,013
	Bristol-Myers Squibb Co.	27,724,261	1,385,381
	Eli Lilly & Co.	22,895,000	1,236,559
*	Perrigo Co. plc	3,094,152	481,636
*	Hospira Inc.	8,011,770	352,598
	Pfizer Inc.	10,398,122	316,103
	Zoetis Inc.	8,412,017	255,389
*	Mylan Inc.	4,775,700	216,864
*	Salix Pharmaceuticals Ltd.	2,147,945	209,081
*	Actavis plc	986,000	186,334
*,1	Medicines Co.	4,599,069	159,864
	AbbVie Inc.	1,407,500	69,291
*	Mallinckrodt plc	500,325	28,934
			8,602,702
Total United States			25,815,848
International (21.6%)
Belgium (1.9%)
1	UCB SA	9,345,949	661,141

Canada (0.3%)
*	Catamaran Corp.	2,113,400	102,753

Denmark (0.2%)
	H Lundbeck A/S	2,224,230	55,081

France (0.4%)
	Sanofi	1,092,844	106,975
	Ipsen SA	1,094,832	45,930
			152,905

Germany (0.6%)
Bayer AG	1,197,999	157,727
Fresenius Medical Care
AG & Co. KGaA	511,950	36,010
		193,737
Ireland (0.1%)
*,1 Prothena Corp. plc	1,327,524	41,074

Israel (1.7%)
Teva Pharmaceutical
Industries Ltd. ADR	13,145,600	586,688

Japan (6.8%)
Astellas Pharma Inc.	13,771,400	846,921
Daiichi Sankyo Co. Ltd.	17,335,000	286,925
Shionogi & Co. Ltd.	13,726,534	279,036
Takeda Pharmaceutical
Co. Ltd.	5,599,900	261,082
Eisai Co. Ltd.	6,188,800	236,803
Chugai Pharmaceutical
Co. Ltd.	5,621,700	127,296
Ono Pharmaceutical
Co. Ltd.	1,415,800	123,717
* Olympus Corp.	3,797,100	111,564
Mitsubishi Tanabe
Pharma Corp.	7,100,000	104,315
		2,377,659
Norway (0.1%)
* Algeta ASA	565,247	32,380

Switzerland (6.0%)
Roche Holding AG	4,159,833	1,143,139
Novartis AG	6,849,049	541,648
Actelion Ltd.	2,403,582	225,451
Roche Holding AG
(Bearer)	664,320	182,488
		2,092,726
United Kingdom (3.5%)
AstraZeneca plc	19,027,287	1,207,976
Total International		7,504,120
Total Common Stocks
(Cost $17,661,180)		33,319,968

15

Health Care Fund

	Face	Market
	Amount	Value
	($000)	($000)
Temporary Cash Investments (4.3%)
Repurchase Agreements (2.9%)
Bank of America Securities,
LLC 0.020%, 2/3/14
(Dated 1/31/14, Repurchase
Value $16,000,000,
collateralized by Federal
Home Loan Mortgage Corp.
4.000%, 3/1/43, and Federal
National Mortgage Assn.
3.500%–4.000%,
5/1/43–1/1/44, with a
value of $16,320,000)	16,000	16,000
Barclays Capital Inc. 0.020%,
2/3/14 (Dated 1/31/14,
Repurchase Value
$68,400,000, collateralized
by U.S. Treasury Note/Bond
1.750%–2.875%,
5/31/16–5/15/43, with a
value of $69,768,000)	68,400	68,400
Barclays Capital Inc. 0.020%,
2/5/14 (Dated 1/29/14,
Repurchase Value
$175,001,000, collateralized
by Federal Home Loan
Mortgage Corp. 4.000%–
4.700%, 7/1/38–1/1/43,
Federal National Mortgage
Assn. 1.339%–5.500%,
12/1/27–6/1/43, and U.S.
Treasury Note/Bond 2.000%,
11/30/20, with a value of
$178,500,000)	175,000	175,000
BNP Paribas Securities Corp.
0.040%, 2/3/14 (Dated
1/31/14, Repurchase Value
$53,900,000, collateralized
by Federal Home Loan
Mortgage Corp. 3.000%–
6.500%, 7/1/14–6/1/42,
Federal National Mortgage
Assn. 2.500%–6.500%,
8/1/20–10/1/43, Government
National Mortgage Assn.
3.000%–6.500%, 5/15/23–
12/20/43, and U.S. Treasury
Note/Bond 1.000%–1.875%,
5/15/14–9/30/17, with a value
of $54,978,000)	53,900	53,900
HSBC Bank USA 0.020%,
2/3/14 (Dated 1/31/14,
Repurchase Value
$17,700,000, collateralized
by Federal National
Mortgage Assn. 4.000%,
6/1/26, with a value of
$18,055,000)	17,700	17,700
HSBC Bank USA 0.020%,
2/3/14 (Dated 1/31/14,
Repurchase Value
$225,000,000, collateralized
by Federal National
Mortgage Assn. 3.000%–
4.000%, 2/1/32–1/1/43,
with a value of
$229,504,000)	225,000	225,000
Morgan Stanley & Co., Inc.
0.030%, 2/3/14 (Dated
1/31/14, Repurchase
Value $467,801,000,
collateralized by Federal
Home Loan Mortgage
Corp. 2.500%–7.000%,
1/1/18–1/1/44, and Federal
National Mortgage Assn.
3.000%–5.000%, 2/1/27–
12/1/43, with a value of
$477,156,000)	467,800	467,800
		1,023,800
Commercial Paper (1.4%)
3M Co., 0.050%, 3/25/14	74,000	73,985
General Electric Capital
Corp., 0.130%, 3/12/14	200,000	199,968
General Electric Capital
Corp., 0.180%, 3/11/14	200,000	199,968
		473,921
Total Temporary Cash Investments
(Cost $1,497,729)		1,497,721
Total Investments (100.3%)
(Cost $19,158,909)		34,817,689
Other Assets and Liabilities (-0.3%)
Other Assets		117,186
Liabilities		(208,322)
		(91,136)
Net Assets (100%)		34,726,553

16

Health Care Fund

At January 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	17,640,037
Overdistributed Net Investment Income	(83,069)
Accumulated Net Realized Gains	1,505,296
Unrealized Appreciation (Depreciation)
Investment Securities	15,658,780
Forward Currency Contracts	5,044
Foreign Currencies	465
Net Assets	34,726,553

Investor Shares—Net Assets
Applicable to 51,690,044 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,905,425
Net Asset Value Per Share—
Investor Shares	$191.63

Admiral Shares—Net Assets
Applicable to 307,052,552 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	24,821,128
Net Asset Value Per Share—
Admiral Shares	$80.84

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Health Care Fund

Statement of Assets and Liabilities
As of January 31, 2014

Amount
($000)
Assets
Investments in Securities, at Value
Unaffiliated Issuers	31,609,590
Affiliated Issuers	3,208,099
Total Investments in Securities	34,817,689
Receivables for Investment Securities Sold	64,140
Other Assets	53,046
Total Assets	34,934,875
Liabilities
Payables for Investment Securities Purchased	116,918
Other Liabilities	91,404
Total Liabilities	208,322
Net Assets	34,726,553

See accompanying Notes, which are an integral part of the Financial Statements.

18

Health Care Fund

Statement of Operations

Year Ended
January 31, 2014
($000)
Investment Income
Income
Dividends[1,2]	494,571
Interest	1,383
Securities Lending	1,619
Total Income	497,573
Expenses
Investment Advisory Fees—Note B	43,423
The Vanguard Group—Note C
Management and Administrative—Investor Shares	16,764
Management and Administrative—Admiral Shares	27,297
Marketing and Distribution—Investor Shares	1,412
Marketing and Distribution—Admiral Shares	2,485
Custodian Fees	703
Auditing Fees	29
Shareholders’ Reports—Investor Shares	151
Shareholders’ Reports—Admiral Shares	68
Trustees’ Fees and Expenses	56
Total Expenses	92,388
Net Investment Income	405,185
Realized Net Gain (Loss)
Investment Securities Sold[2]	3,307,784
Foreign Currencies and Forward Currency Contracts	44,202
Realized Net Gain (Loss)	3,351,986
Change in Unrealized Appreciation (Depreciation)
Investment Securities	5,689,024
Foreign Currencies and Forward Currency Contracts	(24,512)
Change in Unrealized Appreciation (Depreciation)	5,664,512
Net Increase (Decrease) in Net Assets Resulting from Operations	9,421,683
1 Dividends are net of foreign withholding taxes of $17,080,000.
2 Dividend income and realized net gain (loss) from affiliated companies of the fund were $7,462,000 and ($26,180,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Health Care Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	405,185	446,924
Realized Net Gain (Loss)	3,351,986	954,764
Change in Unrealized Appreciation (Depreciation)	5,664,512	2,709,551
Net Increase (Decrease) in Net Assets Resulting from Operations	9,421,683	4,111,239
Distributions
Net Investment Income
Investor Shares	(114,317)	(153,444)
Admiral Shares	(298,735)	(289,547)
Realized Capital Gain[1]
Investor Shares	(709,234)	(121,753)
Admiral Shares	(1,636,385)	(223,106)
Total Distributions	(2,758,671)	(787,850)
Capital Share Transactions
Investor Shares	(941,911)	(1,034,400)
Admiral Shares	4,322,361	963,636
Net Increase (Decrease) from Capital Share Transactions	3,380,450	(70,764)
Total Increase (Decrease)	10,043,462	3,252,625
Net Assets
Beginning of Period	24,683,091	21,430,466
End of Period[2]	34,726,553	24,683,091
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $146,863,000 and $27,207,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($83,069,000) and ($58,424,000).

See accompanying Notes, which are an integral part of the Financial Statements.

20

Health Care Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$152.58	$131.96	$124.30	$120.06	$99.12
Investment Operations
Net Investment Income	2.350	2.777	2.300	2.046	1.902
Net Realized and Unrealized Gain (Loss)
on Investments	53.058	22.791	12.780	7.404	21.530
Total from Investment Operations	55.408	25.568	15.080	9.450	23.432
Distributions
Dividends from Net Investment Income	(2.357)	(2.757)	(2.237)	(2.007)	(1.761)
Distributions from Realized Capital Gains	(14.001)	(2.191)	(5.183)	(3.203)	(.731)
Total Distributions	(16.358)	(4.948)	(7.420)	(5.210)	(2.492)
Net Asset Value, End of Period	$191.63	$152.58	$131.96	$124.30	$120.06

Total Return[1]	37.66%	19.59%	12.50%	7.95%	23.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9,905	$8,681	$8,462	$8,447	$11,692
Ratio of Total Expenses to
Average Net Assets	0.35%	0.35%	0.35%	0.35%	0.36%
Ratio of Net Investment Income to
Average Net Assets	1.33%	1.94%	1.72%	1.67%	1.73%
Portfolio Turnover Rate	21%	8%	8%	9%	6%
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Health Care Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$64.37	$55.68	$52.45	$50.67	$41.83
Investment Operations
Net Investment Income	1.040	1.211	1.005	.891	.835
Net Realized and Unrealized Gain (Loss)
on Investments	22.378	9.605	5.392	3.115	9.091
Total from Investment Operations	23.418	10.816	6.397	4.006	9.926
Distributions
Dividends from Net Investment Income	(1.042)	(1.201)	(.980)	(.874)	(.777)
Distributions from Realized Capital Gains	(5.906)	(.925)	(2.187)	(1.352)	(.309)
Total Distributions	(6.948)	(2.126)	(3.167)	(2.226)	(1.086)
Net Asset Value, End of Period	$80.84	$64.37	$55.68	$52.45	$50.67

Total Return[1]	37.74%	19.65%	12.57%	7.99%	23.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,821	$16,002	$12,968	$11,459	$8,619
Ratio of Total Expenses to
Average Net Assets	0.30%	0.30%	0.30%	0.30%	0.29%
Ratio of Net Investment Income to
Average Net Assets	1.38%	1.99%	1.77%	1.72%	1.80%
Portfolio Turnover Rate	21%	8%	8%	9%	6%
1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Health Care Fund

Notes to Financial Statements

Vanguard Health Care Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting

23

Health Care Fund

arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counter-party may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended January 31, 2014, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on quarterly average notional amounts.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that,

24

Health Care Fund

in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended January 31, 2014, the investment advisory fee represented an effective annual rate of 0.15% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2014, the fund had contributed capital of $3,734,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.49% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

25

Health Care Fund

The following table summarizes the market value of the fund’s investments as of January 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—U.S.	25,815,848	—	—
Common Stocks—International	730,515	6,773,605	—
Temporary Cash Investments	—	1,497,721	—
Forward Currency Contracts—Assets	—	5,044	—
Total	26,546,363	8,276,370	—

At January 31, 2014, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

					Unrealized
	Contract				Appreciation
	Settlement		Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive	Deliver	($000)
Bank of America NA	2/14/14	USD	191,630	JPY 19,062,436	5,044
JPY—Japanese yen.
USD—U.S. dollar.

At January 31, 2014, the counterparty had deposited in segregated accounts securities with a value of $5,055,000 in connection with amounts due to the fund for open forward currency contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2014, the fund realized net foreign currency losses of $3,385,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $13,393,000 from overdistributed net investment income, and $98,572,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at January 31, 2014, the fund had $136,160,000 of ordinary income and $1,407,046,000 of long-term capital gains available for distribution.

At January 31, 2014, the cost of investment securities for tax purposes was $19,227,914,000. Net unrealized appreciation of investment securities for tax purposes was $15,589,775,000, consisting of unrealized gains of $15,646,557,000 on securities that had risen in value since their purchase and $56,782,000 in unrealized losses on securities that had fallen in value since their purchase.

26

Health Care Fund

F. During the year ended January 31, 2014, the fund purchased $7,024,810,000 of investment securities and sold $5,832,765,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended January 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,769,228	10,118	795,411	5,590
Issued in Lieu of Cash Distributions	784,653	4,547	261,109	1,808
Redeemed[1]	(3,495,792)	(19,870)	(2,090,920)	(14,631)
Net Increase (Decrease)—Investor Shares	(941,911)	(5,205)	(1,034,400)	(7,233)
Admiral Shares
Issued	4,148,023	55,782	1,750,549	28,857
Issued in Lieu of Cash Distributions	1,775,274	24,189	467,163	7,666
Redeemed[1]	(1,600,936)	(21,502)	(1,254,076)	(20,860)
Net Increase (Decrease)—Admiral Shares	4,322,361	58,469	963,636	15,663
1 Net of redemption fees for fiscal 2013 of $378,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31, 2013		Proceeds from		Jan. 31, 2014
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Alnylam Pharmaceuticals Inc.	—	231,402	—	—	343,441
Forest Laboratories Inc.	956,887	12,310	—	—	1,768,013
Health Management
Associates Inc. Class A	163,458	38,387	254,993	—	—
Medicines Co.	NA1	129,843	—	—	159,864
PAREXEL International Corp.	NA1	100,908	—	—	234,566
Prothena Corp. plc	NA1	25,414	—	—	41,074
UCB SA	NA1	180,039	—	7,462	661,141
	1,120,345			7,462	3,208,099
1 Not applicable — At January 31, 2013, the issuer was not an affiliated company of the fund.

I. Management has determined that no material events or transactions occurred subsequent to
January 31, 2014, that would require recognition or disclosure in these financial statements.

27

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Health Care Fund:

In our opinion, the accompanying statement of net assets and statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Health Care Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 13, 2014

Special 2013 tax information (unaudited) for Vanguard Health Care Fund

This information for the fiscal year ended January 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,290,707,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $466,995,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 46.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

28

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Health Care Fund Investor Shares
Periods Ended January 31, 2014

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	37.66%	19.84%	10.83%
Returns After Taxes on Distributions	34.67	18.77	9.72
Returns After Taxes on Distributions and Sale of Fund Shares	23.19	16.14	8.81

29

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

30

Six Months Ended January 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Health Care Fund	7/31/2013	1/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,155.08	$1.85
Admiral Shares	1,000.00	1,155.43	1.58
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.49	$1.73
Admiral Shares	1,000.00	1,023.74	1.48

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.34% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

31

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

32

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Health Care Index: S&P 500 Index through December 31, 2001; S&P Health Care Index through May 31, 2010; MSCI All Country World Health Care Index thereafter.

33

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q520 032014

Annual Report | January 31, 2014

Vanguard Precious Metals and Mining Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Fund Profile.	12
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2014

Total
Returns
Vanguard Precious Metals and Mining Fund	-32.82%
S&P Global Custom Metals and Mining Index	-27.99
Precious Metals Equity Funds Average	-39.54
Precious Metals Equity Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
January 31, 2013, Through January 31, 2014
Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital	Return of
	Price	Price	Dividends	Gains	Capital
Vanguard Precious Metals and Mining Fund	$15.46	$10.38	$0.007	$0.000	$0.001

1

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended January 31, 2014, Vanguard Precious Metals and Mining Fund returned –32.82%. This result trailed the –27.99% return of the fund’s benchmark, the Standard & Poor’s Global Custom Metals and Mining Index, but surpassed the –39.54% average return of its peers.

Although this performance is undoubtedly disappointing, such dramatic ups and downs can be expected from your fund. Precious metals and mining stocks tend to be much more volatile than the broad market. Prices for metals such as gold and silver have experienced dramatic ups and downs over the past several years, reacting to ever-changing monetary and fiscal policy around the globe, expectations for inflation, and geopolitical tumult. Mining stocks are typically highly sensitive to these price swings.

During the fiscal year just ended, tumbling metals prices combined with rising operating costs to create a difficult environment for the industry and for your fund. The fund’s bias toward smaller-capitalization companies detracted from its returns relative to the benchmark, which focuses mostly on larger firms.

2

On a separate note, Graham French, a manager of the Precious Metals and Mining Fund since 1996, retired in November.

Your fund is now co-managed by Graham’s colleague Randeep Somel, who took on this role in 2013, and Jamie Horvat, who is new to the fund. I am confident that it will continue to benefit from M&G Investment Management’s long-term approach and its deep expertise in the precious metals and mining industry. We wish Graham well in his retirement and thank him for his years of exemplary service to Vanguard clients.

If you hold the fund in a taxable account, you may wish to review the information on after-tax performance provided later in this report.

U.S. stocks found a groove before recent volatility

U.S. stocks delivered generous returns in 2013, then slid during the first month of the new year. For the 12 months ended January 31, they produced impressive gains of nearly 23% despite the late reversal.

Strong corporate earnings growth and investors’ willingness to pay for those earnings drove stock markets, which were also buoyed by the Federal Reserve’s stimulative bond-buying program. The Fed, noting the economy’s improvement, began paring back its purchases in January. Nevertheless, stocks declined over the period’s final month as investors worried about recent economic developments at home and abroad.

Market Barometer

	Average Annual Total Returns
	Periods Ended January 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	22.23%	14.14%	19.84%
Russell 2000 Index (Small-caps)	27.03	14.69	22.26
Russell 3000 Index (Broad U.S. market)	22.60	14.18	20.03
FTSE All-World ex US Index (International)	5.78	3.37	14.38

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.12%	3.73%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.07	5.76	5.54
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.06	0.09

CPI
Consumer Price Index	1.58%	2.03%	2.07%

3

Overall, international stocks advanced about 6% for the 12 months. The developed markets of Europe and the Pacific region posted positive returns, but concerns about China’s weaker economy hurt stocks and currencies in some emerging-market countries.

For 2014, Vanguard Chief Economist Joe Davis and his team are guarded in their outlook for global stock returns, and their forecast for the bond market remains muted. Although Joe readily acknowledges that such forecasts are accompanied by uncertainty, he writes, “We believe that a long-term, strategic approach with a balanced, diversified, low-cost portfolio can remain a high-value proposition in the decade ahead.” (You can read more about our expectations for bond and stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Bond returns were flat as Fed firmed its strategy

Investors spurned bonds for most of the fiscal year, wary of the Fed’s expected curtailment of its purchasing program. In January, however, despite the start of that tapering, fixed income investments regained appeal as stocks slumped.

The broad U.S. taxable bond market returned 0.12% for the 12 months, and municipal bonds returned –1.07%. The yield of the benchmark 10-year Treasury note generally increased, eclipsing 3.00%

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Precious Metals and Mining Fund	0.26%	1.30%

The fund expense ratio shown is from the prospectus dated May 28, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the fund’s expense ratio was 0.25%. The peer-group expense ratio is derived from data provided by
Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Precious Metals Equity Funds.

4

at times, and finished at about 2.70%. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –1.24%. The Fed’s continued target of 0%–0.25% for short-term interest rates tightly restricted returns of money market funds and savings accounts.

Falling metal prices, rising costs led to big losses for the sector

Vanguard Precious Metals and Mining Fund is a global sector fund that offers exposure to a market niche. It invests primarily in companies involved in the mining of or exploration for precious and rare metals and minerals.

It’s important to keep in mind that if you’re invested in the broad stock market, you already have exposure to this industry, whose stocks represent less than 5% of the global stock market’s total value. If you choose to increase your exposure by investing in this fund, be aware of the risks that go along with the potential rewards.

As I mentioned earlier, sharply declining metal prices, combined with rising operating costs, wreaked havoc on the industry during the past year.

Gold and silver prices were among the hardest hit. Gold dipped about 25% for the 12 months, and silver was down about 39%. Base metals such as copper (–13%) and aluminum (–19%) held up slightly better. This gave your fund a boost

Total Returns
Ten Years Ended January 31, 2014
Average
Annual Return
Precious Metals and Mining Fund	3.72%
Spliced Global Custom Metals and Mining Index	6.04
Precious Metals Equity Funds Average	3.40

For a benchmark description, see the Glossary.
Precious Metals Equity Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Beware of chasing a sector’s ups and downs

Funds that focus on a single sector—as Vanguard Precious Metals and Mining Fund does—
can be more volatile than more broadly diversified funds. Sector funds can soar one year and plunge the next. This tendency toward volatility can stir up investors’ worst instincts, tempting them to invest during times of strong performance and to bail as prices inevitably recede.

As we all know, buying high and selling low hurts performance. Because many sector fund investors do fall prey to the temptation to jump in and out of the market, the average annual return experienced by sector fund investors (the “investor return”) is often lower than the average annual total return of the funds themselves over the same period.[1]

The chart below will give you an idea of the price that sector fund investors can pay for chasing performance. It compares the average annual total returns for precious metals and mining funds with the average annual investor returns for these funds for recent three-, five-, and ten-year periods.

While sector funds can play a valuable supplemental role in your portfolio, we caution investors about the perils of market-timing, particularly with funds which are inherently volatile.

Precious metals funds: Their returns vs. their investors’ returns
Periods ended December 31, 2013

Notes: Fund averages assume all distributions were reinvested. All returns were calculated on a month-end basis.
Source: Vanguard calculations, derived from data provided by Morningstar, Inc.

1 The investor return is based on a money-weighted calculation that takes into account the timing of investors’ cash inflows and outflows.

6

compared to its peers, which tend to have more exposure to gold and silver mining stocks and less to other metals.

The volatile environment of the past fiscal year was especially difficult for the industry’s smaller players; larger, more established firms held up better. This hurt relative returns because your fund favors smaller-cap companies, whereas its benchmark index focuses mostly on large-caps.

Unlike many of its peers, your fund is not exclusively focused on the precious metals industry. Its exposure to a wider range of businesses, particularly chemical companies, aided its relative performance. Although these other holdings have not been standouts, their returns have been slightly better than those of typical precious metals and mining stocks.

The fund’s long-term results were tempered by recent struggles

For the 10-year period ended January 31, 2014, the fund posted an average annual return of 3.72%. This result trailed that of the benchmark index (6.04%) but outpaced the average return of peers (3.40%).

Disappointing returns for the past two years have weighed down long-term results. When I wrote to you two years ago, the fund had an average annual return of 18.13%. At the time, I noted that it would be unwise to expect that level of achievement to continue. Periods of exceptional strength typically give way to results that bring performance more in line with long-term averages, and this is especially true for a fund that focuses on a narrow slice of the market.

Recent challenges notwithstanding, we remain fully confident in M&G Investment Management, the London-based firm that has managed the fund since its inception in 1984. The fund will mark its 30th anniversary in May, and we congratulate M&G on its three decades of stewardship of Vanguard assets. We believe that the team’s ongoing efforts, accompanied by the fund’s low costs, will continue to generate competitive results over the long term.

When traveling a long, bumpy road, be sure to pack some patience

Over time, even a small degree of outperformance can meaningfully affect a portfolio’s value. That’s why many investors remain drawn to active management—they want the opportunity for market-beating returns, even though considerable research has shown that only a minority of active managers beat their benchmarks.

Long-term outperformance is uncommon largely because active management tends to be costlier than indexing. The higher a fund’s expense ratio, the higher the hurdle it must overcome to beat its benchmark after accounting for expenses.

For investors, impatience can present yet another obstacle. Even managers with the best market-beating records can’t avoid short-term periods of underperformance.

7

An investor who is unwilling to endure some lean years could unwisely abandon a talented manager and miss out on long-term rewards. (You can read more in The Bumpy Road to Outperformance, available at vanguard.com/research.)

That’s why Vanguard recommends that you pay attention to costs and take a patient, long-term view, as M&G Investment Management does. Vanguard does its part to try to give investors the best chance for success by offering access to world-class active managers and by operating our funds at costs well below industry averages.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 18, 2014

8

Advisor’s Report

Vanguard Precious Metals and Mining Fund returned –32.82% for the fiscal year ended January 31, 2014. This result lagged that of the fund’s customized benchmark index (–27.99%) but surpassed the average return of peer funds (–39.54%).

The markets

In the past 12 months, developed markets experienced steadier growth. This was most notable in the United States, where, in recognition of improving economic stability, the Federal Reserve stated in December that it would begin to reduce its bond-buying stimulus program in January. After this announcement, emerging markets declined. Currencies weakened in the face of a strengthening U.S. dollar, and governments hiked interest rates to control inflation. Meanwhile, concerns arose about softening growth in these commodity-hungry economies. Against this backdrop, metal and mineral prices faced pressure. In keeping with its historical inverse relationship with the U.S. dollar, gold was particularly weak.

The market environment has been challenging for miners. In recent years, they have concentrated on growth rather than cash flow, value creation, and shareholder return. As a result, the investment community has retreated. However, the industry is now putting a renewed focus on cutting capital expenditure, selling noncore assets, and returning capital through dividends.

Barrick Gold, the world’s largest gold miner, is one example of this shift. During 2013, the company suspended work at key growth project Pascua-Lama, began divesting some assets, and implemented a cost-cutting strategy to further improve margins. Of its 22 gold mines, five now generate 75% of the company’s free cash flow. Throughout the industry, a new generation of managers and company boards is working to restore investor confidence in the midst of an ongoing commodity boom featuring robust prices and strong demand.

The fund’s performance

Despite very favorable long-term demand/ supply dynamics for platinum, its price softened over the period. Two South African miners, Impala Platinum and Anglo American, suffered as their operational challenges mounted. The fund’s lack of these stocks helped its relative performance. Platinum’s ore bodies are depleting and its mine depths demand increasingly robust infrastructure, the construction of which has been impeded by power shortages. In addition, relations with trade unions have been tense and have halted production at times.

Because of these difficulties, we are seeking exposure to the metal through two stable producers of recycled platinum-group metals: Belgium-based Umicore and London-listed Johnson Matthey. These companies are part of an oligopoly whose complex operations keep competition at bay. With healthy balance sheets and strategies dedicated to generating high

9

returns and creating value, they constitute the fund’s largest positions and contributed significantly to performance.

A standout in precious minerals was Canadian miner Dominion Diamond (formerly Harry Winston Diamond). Now a pure miner after divesting its luxury brand business at a premium early in the year, the company benefited from resiliency in the price of rough diamonds. The market for diamonds is becoming increasingly compelling. Global production peaked in 2006, existing mines are aging, and the lack of new discoveries leads us to believe that supply will fail to keep up with demand, supporting future prices. French diversified miner Imerys also performed strongly. The company has successfully implemented a cost-cutting strategy and at the start of 2013 sold a noncore arm of its business.

Conversely, the fund’s long-standing U.K.-listed silver miner Hochschild Mining turned in a weak performance. Silver, which tends to have the most volatile price of the precious metals, lost significant value in an environment of reduced commodity prices. Cost inflation also drove down margins. Australian gold producer St. Barbara posted poor results as well. Its acquisition of assets in Papua New Guinea proved significantly more challenging to improve than management first anticipated.

Outside of precious metals, Australian miner OZ Minerals, which mainly focuses on copper, contributed negatively to performance after a pit wall failure at its primary asset, Prominent Hill, derailed production. Because of this and additional concerns about how management will deploy balance-sheet capital, the company trades at a very compelling valuation. Management is confident such issues are behind it and believes it can return to previous production levels.

Purchases and sales

We initiated a position in British-Australian diversified miner BHP Billiton. For many years, the fund has been significantly underweighted in large-cap diversified miners; historically, they have been poorly managed and engaged in value-destructive acquisitive practices. But BHP Billiton’s newly appointed CEO is consolidating the business, stopping costly growth projects, selling noncore assets, and raising the dividend. Demand for the company’s resources remains robust, and it has best-in-class low-cost, high-quality assets in favorable locations.

We also opened new positions in several gold miners, including U.K.-listed African Barrick and Canadian-based Agnico Eagle Mines and Kinross Gold. Like BHP Billiton, Agnico Eagle has a management team committed to returning capital to shareholders and a portfolio of quality assets in safe territories that does not depend on a sole mine.

Kinross has written off its ill-fated acquisition of the Tasiast mine, is reducing capital expenditure and introducing a more stringent capital discipline policy, and is extremely attractively valued. African Barrick, a positive contributor during its

10

short time in the fund, was added at what we believe to be a very attractive valuation. We also bought U.K.-listed Johnson Matthey, which fabricates platinum-intensive auto catalysts and derives more than 20% of its earnings from recycling platinum-group metals.

The largest sale in the last quarter was German salt and potash producer K+S. The company’s inability to control capital expenditure at its complex Canadian Legacy project became a concern, especially given the business’s rising operating costs relative to peers. We therefore exited the position after a period of strong relative performance. We sold our holdings in Canadian-based Eldorado Gold and Australian-based Medusa Mining based on operational concerns; in Medusa’s case, attempts to expand production proved more challenging than anticipated.

Looking ahead

A perfect storm of prolonged management indiscipline toward capital investment and concerns over future emerging-market growth has wiped huge value from company capitalizations across the industry. However, demand remains strong, as reflected to a degree in the robust nature of commodity prices. Today, valuations have reached the levels they attained during the height of the global financial crisis in 2008. In light of the ongoing thirst for materials, we feel this offers great value.

Just as important, the marked change in management of these businesses represents a new stage for the industry. As capital expenditure is curtailed and exploration reduced, future supply will become constrained, which should once again elevate prices, improve margins, and potentially generate significant returns.

Recent years have been challenging, but we remain confident that our long-term approach of identifying best-in-class assets, retaining exposure to the most favorable commodities, and working with management teams will continue to create significant value for investors.

Portfolio Managers:

Randeep Somel, CFA

Jamie J. Horvat

M&G Investment Management Limited

February 24, 2014

11

Precious Metals and Mining Fund

Fund Profile
As of January 31, 2014

Portfolio Characteristics
		S&P	DJ
		Global	U.S.
		Custom	Total
		Metals and	Market
		Mining	FA
	Fund	Index	Index
Number of Stocks	42	292	3,635
Median Market Cap	$4.8B	$10.6B	$41.3B
Price/Earnings Ratio	-84.0x	-206.6x	19.1x
Price/Book Ratio	1.2x	1.4x	2.6x
Return on Equity	8.7%	10.6%	16.5%
Earnings Growth
Rate	2.8%	14.5%	11.4%
Dividend Yield	2.6%	2.4%	1.9%
Foreign Holdings	81.8%	88.6%	0.0%
Turnover Rate	34%	—	—
Ticker Symbol	VGPMX	—	—
Expense Ratio[1]	0.26%	—	—
Short-Term Reserves	6.6%	—	—

Volatility Measures
	S&P
	Global
	Custom	DJ
	Metals and	U.S. Total
	Mining	Market
	Index	FA Index
R-Squared	0.91	0.28
Beta	1.01	1.12
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Johnson Matthey plc	Specialty Chemicals	8.8%
Umicore SA	Specialty Chemicals	8.0
Dominion Diamond	Precious Metals &
Corp.	Minerals	7.2
Nevsun Resources Ltd.	Diversified Metals &
	Mining	6.0
Kinross Gold Corp.	Gold	5.6
Agnico Eagle Mines Ltd. Gold		5.3
Potash Corp. of	Fertilizers &
Saskatchewan Inc.	Agricultural
	Chemicals	4.8
BHP Billiton Ltd.	Diversified Metals &
	Mining	4.5
Iluka Resources Ltd.	Diversified Metals &
	Mining	4.5
AMCOL International	Diversified Metals &
Corp.	Mining	4.4
Top Ten		59.1%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated May 28, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the expense ratio was 0.25%.

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Precious Metals and Mining Fund

Market Diversification (% of equity exposure)

Europe
United Kingdom	25.6%
Belgium	8.5
France	1.6
Subtotal	35.7%
Pacific
Australia	13.7%
Emerging Markets
Russia	2.1%
North America
Canada	34.8%
United States	12.5
Subtotal	47.3%
Other
Subtotal	1.2%

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Precious Metals and Mining Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2004, Through January 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Precious Metals and Mining Fund*	-32.82%	3.40%	3.72%	$14,408
••••••••	Spliced Global Custom Metals and
	Mining Index	-27.99	7.27	6.04	17,975
– – – –	Precious Metals Equity Funds
	Average	-39.54	-1.91	3.40	13,974
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	22.53	20.13	7.51	20,637
For a benchmark description, see the Glossary.
Precious Metals Equity Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

14

Precious Metals and Mining Fund

Fiscal-Year Total Returns (%): January 31, 2004, Through January 31, 2014

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended December 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Precious Metals and Mining Fund	5/23/1984	-35.13%	1.40%	2.97%

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Precious Metals and Mining Fund

Financial Statements

Statement of Net Assets
As of January 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (93.5%)
Australia (13.1%)
	Iluka Resources Ltd.	13,500,000	103,255
1	OZ Minerals Ltd.	30,000,000	92,430
*,^,1Aquila Resources Ltd.		25,000,000	52,981
*,^,1St. Barbara Ltd.		60,536,881	16,588
*	Resolute Mining Ltd.	25,500,000	12,164
*,1	Equatorial Resources Ltd.	10,082,288	5,118
*,1	Galaxy Resources Ltd.	86,393,638	5,066
*,1	Glory Resources Ltd.	33,500,000	4,912
1	Panoramic Resources
	Ltd.	21,534,362	4,509
*,1	Reed Resources Ltd.	76,166,667	3,377
*	Galaxy Resources Ltd.
	Warrants
	Exp. 12/31/2014	18,750,000	263
*,1	Apex Minerals NL	55,654,166	—
			300,663
Belgium (8.0%)
	Umicore SA	4,300,000	184,006

Canada (33.4%)
*,1	Dominion Diamond Corp.	11,374,400	165,650
1	Nevsun Resources Ltd.	37,839,800	138,958
*	Kinross Gold Corp.	28,000,000	128,240
	Agnico Eagle Mines Ltd.	3,900,000	121,212
	Potash Corp. of
	Saskatchewan Inc.	3,500,000	109,737
	Centerra Gold Inc.	10,000,000	38,698
	Alamos Gold Inc.	2,500,000	22,941
*	Mountain Province
	Diamonds Inc.	3,000,000	14,061
	Alacer Gold Corp.	4,950,000	10,444
*,^,1Belo Sun Mining Corp.		20,000,000	7,093
	Barrick Gold Corp.	350,000	6,744
*,^	NovaCopper Inc.	2,033,333	2,806
*	Bear Creek Mining Corp.	477,800	871
*	Luna Gold Corp.	409,000	525
			767,980

France (1.5%)
	Imerys SA	413,418	33,615

Ireland (0.0%)
*	Kenmare Resources plc	3,139,111	901

Papua New Guinea (0.0%)
*	Bougainville Copper Ltd.	2,000,000	855

Russia (1.9%)
	Uralkali OJSC GDR	1,850,000	44,595

United Kingdom (23.9%)
	Johnson Matthey plc	3,800,000	201,689
	BHP Billiton plc	3,500,000	103,331
1	Hochschild Mining plc	39,026,886	98,261
1	African Barrick Gold plc	22,955,000	82,897
	Antofagasta plc	3,500,000	48,885
1	Petropavlovsk plc	13,000,000	15,010
			550,073
United States (11.7%)
1	AMCOL International
	Corp.	2,998,000	102,142
	Mosaic Co.	1,950,000	87,087
	Newmont Mining Corp.	3,600,000	77,760
	Gold Resource Corp.	500,000	2,305
			269,294
Total Common Stocks
(Cost $3,015,667)			2,151,982
Precious Metals (0.1%)
*	Platinum Bullion
	(In Troy Ounces)	2,009	2,765
Total Precious Metals (Cost $1,212)			2,765

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Precious Metals and Mining Fund

		Market
		Value
	Shares	($000)
Temporary Cash Investment (7.0%)
Money Market Fund (7.0%)
[2,3] Vanguard Market Liquidity
Fund, 0.130%
(Cost $161,852)	161,852,351	161,852
Total Investments (100.6%)
(Cost $3,178,731)		2,316,599
Other Assets and Liabilities (-0.6%)
Other Assets		10,137
Liabilities[3]		(24,240)
		(14,103)
Net Assets (100%)
Applicable to 221,921,234 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,302,496
Net Asset Value Per Share		$10.38

At January 31, 2014, net assets consisted of:

		Amount
		($000)
Paid-in Capital		4,118,100
Overdistributed Net Investment Income		(169,135)
Accumulated Net Realized Losses		(784,358)
Unrealized Appreciation (Depreciation)
Investment Securities[4]		(862,132)
Foreign Currencies		21
Net Assets		2,302,496

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,307,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $13,823,000 of collateral received for securities on loan.
4 Includes precious metals.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Precious Metals and Mining Fund

Statement of Assets and Liabilities
As of January 31, 2014

Amount
($000)
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers[1]	1,359,755
Affiliated Vanguard Funds	161,852
Other Affiliated Issuers	794,992
Total Investments in Securities	2,316,599
Receivables for Investment Securities Sold	3,229
Receivables for Capital Shares Issued	3,219
Other Assets	3,689
Total Assets	2,326,736
Liabilities
Securities Lending Collateral Payable to Brokers	13,823
Other Liabilities	10,417
Total Liabilities	24,240
Net Assets	2,302,496

1 Includes precious metals.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Precious Metals and Mining Fund

Statement of Operations

Year Ended
January 31, 2014
($000)
Investment Income
Income
Dividends[1,2]	56,578
Interest[2]	121
Securities Lending	1,931
Total Income	58,630
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,443
Performance Adjustment	(2,250)
The Vanguard Group—Note C
Management and Administrative	4,070
Marketing and Distribution	605
Custodian Fees	220
Auditing Fees	26
Shareholders’ Reports	63
Trustees’ Fees and Expenses	7
Total Expenses	6,184
Net Investment Income	52,446
Realized Net Gain (Loss)
Investment Securities Sold[2]	(538,340)
Foreign Currencies	606
Realized Net Gain (Loss)	(537,734)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[3]	(575,325)
Foreign Currencies	35
Change in Unrealized Appreciation (Depreciation)	(575,290)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,060,578)
1 Dividends are net of foreign withholding taxes of $5,781,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $17,970,000, $121,000, and
($428,319,000), respectively.
3 Includes precious metals.

See accompanying Notes, which are an integral part of the Financial Statements.

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Precious Metals and Mining Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	52,446	55,569
Realized Net Gain (Loss)	(537,734)	(213,883)
Change in Unrealized Appreciation (Depreciation)	(575,290)	(976,236)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,060,578)	(1,134,550)
Distributions
Net Investment Income	(1,513)	(141,196)
Realized Capital Gain	—	(59,601)
Return of Capital	(113)	—
Total Distributions	(1,626)	(200,797)
Capital Share Transactions
Issued	1,113,198	824,259
Issued in Lieu of Cash Distributions	1,497	184,683
Redeemed[1]	(861,854)	(977,033)
Net Increase (Decrease) from Capital Share Transactions	252,841	31,909
Total Increase (Decrease)	(809,363)	(1,303,438)
Net Assets
Beginning of Period	3,111,859	4,415,297
End of Period[2]	2,302,496	3,111,859
1 Net of redemption fees for fiscal 2013 of $435,000. Effective May 23, 2012, the redemption fee was eliminated.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($169,135,000) and ($254,002,000).

See accompanying Notes, which are an integral part of the Financial Statements.

20

Precious Metals and Mining Fund

Financial Highlights

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$15.46	$22.14	$24.15	$18.74	$10.74
Investment Operations
Net Investment Income	. 243[1]	.292	.334[2]	.181	.093[3]
Net Realized and Unrealized Gain (Loss)
on Investments [4]	(5.315)	(5.962)	(.760)	6.521	8.207
Total from Investment Operations	(5.072)	(5.670)	(.426)	6.702	8.300
Distributions
Dividends from Net Investment Income	(.007)	(.710)	(.123)	(1.101)	(.300)
Distributions from Realized Capital Gains	—	(.300)	(1.461)	(.191)	—
Return of Capital	(.001)	—	—	—	—
Total Distributions	(.008)	(1.010)	(1.584)	(1.292)	(.300)
Net Asset Value, End of Period	$10.38	$15.46	$22.14	$24.15	$18.74

Total Return[5]	-32.82%	-26.13%	-0.97%	35.35%	77.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,302	$3,112	$4,415	$5,030	$3,684
Ratio of Total Expenses to Average Net Assets[6]	0.25%	0.26%	0.29%	0.27%	0.27%
Ratio of Net Investment Income to
Average Net Assets	2.10%	1.62%	1.54%[2]	0.61%	0.59%[3]
Portfolio Turnover Rate	34%	30%	22%	34%	17%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.103 and 0.40%, respectively, resulting from a special dividend from OZ Minerals Ltd. in May 2011.
3 The fund received a special dividend from Centennial Coal Co. Ltd. in January 2008. Based on additional information reported by the company in 2009, a portion of the special dividend was reallocated to return of capital. The reallocation reduced net investment income per share and the ratio of net investment income to average net assets for the year ended January 31, 2010, by $.134 and 0.90%, respectively.
The reallocation had no impact on net assets, net asset values per share, or total returns.
4 Includes increases from redemption fees of $.00, $.00, $.01, $.01, and $.01. Effective May 23, 2012, the redemption fee was eliminated.
5 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
6 Includes performance-based investment advisory fee increases (decreases) of (0.09%), (0.07%), (0.03%), (0.05%), and (0.08%).

See accompanying Notes, which are an integral part of the Financial Statements.

21

Precious Metals and Mining Fund

Notes to Financial Statements

Vanguard Precious Metals and Mining Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Precious metals are valued at the latest quoted bid prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount

22

Precious Metals and Mining Fund

owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. M&G Investment Management Limited provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P Global Custom Metals and Mining Index. For the year ended January 31, 2014, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund’s average net assets before a decrease of $2,250,000 (0.09%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2014, the fund had contributed capital of $249,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North America	1,037,274	—	—
Common Stocks—Other	—	1,114,708	—
Precious Metals	—	2,765	—
Temporary Cash Investments	161,852	—	—
Total	1,199,126	1,117,473	—

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Precious Metals and Mining Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; such differences are primarily attributed to the tax treatment of unrealized appreciation on passive foreign investment companies. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2014, the fund realized net foreign currency gains of $606,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended January 31, 2014, the fund realized gains on the sale of passive foreign investment companies of $31,872,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Passive foreign investment companies held at January 31, 2014, had unrealized appreciation of $161,965,000, of which all has been distributed and is reflected in the balance of overdistributed net investment income.

For tax purposes, the fund had a net operating loss of $1,456,000 for the year ended January 31, 2014. This amount has been reclassified from overdistributed net investment income to paid-in capital. At January 31, 2014, the fund had no ordinary income available for distribution. The fund had available capital losses totaling $784,391,000 that may be carried forward indefinitely to offset future net capital gains.

At January 31, 2014, the cost of investment securities for tax purposes was $3,340,696,000. Net unrealized depreciation of investment securities for tax purposes was $1,024,097,000, consisting of unrealized gains of $40,420,000 on securities that had risen in value since their purchase and $1,064,517,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2014, the fund purchased $989,784,000 of investment securities and sold $826,699,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended January 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	95,795	49,065
Issued in Lieu of Cash Distributions	108	10,433
Redeemed	(75,233)	(57,628)
Net Increase (Decrease) in Shares Outstanding	20,670	1,870

24

Precious Metals and Mining Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31, 2013		Proceeds from		Jan. 31, 2014
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
African Barrick Gold plc	—	63,261	—	23	82,897
AMCOL International Corp.	90,952	592	3,123	2,448	102,142
Apex Minerals NL	2,379	—	—	—	—
Aquila Resources Ltd.	118,009	—	21,053	—	52,981
Belo Sun Mining Corp.	NA1	6,510	—	—	7,093
Centerra Gold Inc.	143,067	—	21,925	2,061	NA2
Cudeco Ltd.	83,557	—	29,437	—	—
Discovery Metals Ltd.	37,582	—	21,272	—	—
Dominion Diamond Corp.[3]	172,673	—	4,411	—	165,650
Drummond Gold Ltd.	291	—	65	—	—
Equatorial Resources Ltd.	15,601	—	—	—	5,118
Galaxy Resources Ltd.	29,401	899	—	—	5,066
Glory Resources Ltd.	6,987	26	32	—	4,912
Hochschild Mining plc	271,517	2,139	4,565	1,213	98,261
Inova Resources Ltd.[4]	18,564	—	7,316	—	—
King River Copper Ltd.[5]	624	—	288	—	—
Kumarina Resources Ltd.	1,362	—	952	—	—
Medusa Mining Ltd.	130,694	—	61,031	—	—
Nevsun Resources Ltd.	162,894	—	2,251	4,510	138,958
OZ Minerals Ltd.	146,856	43,380	3,459	6,992	92,430
Panoramic Resources Ltd.	11,738	—	142	212	4,509
Petropavlovsk plc	63,402	19,235	5,538	511	15,010
Reed Resources Ltd.	13,483	—	—	—	3,377
Resolute Mining Ltd.	88,720	—	31,540	—	NA2
St. Barbara Ltd.	90,653	—	—	—	16,588
	1,701,006			17,970	794,992
1 Not applicable — At January 31, 2013, the issuer was not an affiliated company of the fund.
2 Not applicable — At January 31, 2014, the security was still held, but the issuer was no longer an affiliated company of the fund.
3 In March 2013, Harry Winston Diamond Corp. changed its name to Dominion Diamond Corp.
4 In June 2013, Ivanhoe Australia Ltd. changed its name to Inova Resources Ltd.
5 In May 2013, Speewah Metals Ltd. changed its name to King River Copper Ltd.

I. Management has determined that no material events or transactions occurred subsequent to January 31, 2014, that would require recognition or disclosure in these financial statements.

25

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Precious Metals and Mining Fund:

In our opinion, the accompanying statement of net assets and statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Precious Metals and Mining Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 17, 2014

Special 2013 tax information (unaudited) for Vanguard Precious Metals and Mining Fund

This information for the fiscal year ended January 31, 2014, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $446,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 13.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Precious Metals and Mining Fund
Periods Ended January 31, 2014
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-32.82%	3.40%	3.72%
Returns After Taxes on Distributions	-32.83	2.50	2.36
Returns After Taxes on Distributions and Sale of Fund Shares	-18.57	3.31	4.00

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended January 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Precious Metals and Mining Fund	7/31/2013	1/31/2014	Period
Based on Actual Fund Return	$1,000.00	$983.89	$1.20
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.00	1.22

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

29

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

30

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Global Custom Metals and Mining Index: S&P/Citigroup World Equity Gold Index through June 30, 2005; S&P Global Custom Metals and Mining Index thereafter.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board
(chemicals); Director of Tyco International, Ltd.	of Hillenbrand, Inc. (specialized consumer services),
(diversified manufacturing and services), Hewlett-	and of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),	machinery), Hyster-Yale Materials Handling, Inc.
(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q530 032014

Annual Report | January 31, 2014

Vanguard Dividend Growth Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	10
Financial Statements.	12
Your Fund’s After-Tax Returns.	22
About Your Fund’s Expenses.	23
Trustees Approve Advisory Arrangement.	25
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2014

Total
Returns
Vanguard Dividend Growth Fund	19.60%
NASDAQ US Dividend Achievers Select Index	15.70
Large-Cap Core Funds Average	20.41
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
January 31, 2013, Through January 31, 2014

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Dividend Growth Fund	$17.52	$20.45	$0.384	$0.104

1

Chairman’s Letter

Dear Shareholder,

U.S. stocks delivered robust returns for the 12 months ended January 31, 2014, despite volatility as the new year began.

Vanguard Dividend Growth Fund returned 19.60%, nearly 4 percentage points ahead of its benchmark index and slightly behind the average return of its peers. The fund’s investments in the health care, industrial, and information technology sectors helped its relative performance.

The fund’s 30-day SEC yield declined from 2.24% at the start of the fiscal year to 2.05% at the end.

U.S. stocks found a groove before January volatility set in

A late stumble didn’t stop U.S. stocks from notching an impressive gain of 23% for the 12 months. Strong corporate earnings growth and investors’ willingness to pay for those earnings drove stock markets, which were also buoyed by the Federal Reserve’s stimulative bond-buying program. The Fed, noting the economy’s improvement, began paring back its bond purchases in January. Nevertheless, stocks declined over that month as investors worried about recent economic developments at home and abroad.

Overall, international stocks advanced about 6% for the 12 months. Developed markets of Europe and the Pacific region posted gains; however, concerns about

2

China’s weaker economy hurt stocks and currencies in various emerging-market countries.

For 2014, Vanguard Chief Economist Joe Davis and his team are guarded in their outlook for global stock returns, and their forecast for the bond market remains muted. Although Joe readily acknowledges that such forecasts are accompanied by uncertainty, he writes, “We believe that a long-term, strategic approach with a balanced, diversified, low-cost portfolio can remain a high-value proposition in the decade ahead.” (You can read more about our expectations for bond and stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Bond returns were flat as the Fed firmed its strategy

Investors spurned bonds for most of the period, wary of the Fed’s expected curtailment of its bond-buying program. In January, however, despite the start of that tapering, fixed income investments regained appeal as stocks slumped.

The broad U.S. taxable bond market returned 0.12% for the 12 months, while municipal bonds posted returns of –1.07%. The yield of the benchmark 10-year Treasury note generally increased, eclipsing 3.00% at times, and finished at about 2.70%. (Bond prices and yields move in opposite directions.)

Market Barometer

	Average Annual Total Returns
	Periods Ended January 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	22.23%	14.14%	19.84%
Russell 2000 Index (Small-caps)	27.03	14.69	22.26
Russell 3000 Index (Broad U.S. market)	22.60	14.18	20.03
FTSE All-World ex US Index (International)	5.78	3.37	14.38

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.12%	3.73%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.07	5.76	5.54
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.06	0.09

CPI
Consumer Price Index	1.58%	2.03%	2.07%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –1.24%. The Fed’s continued target of 0%–0.25% for short-term interest rates tightly restricted returns of money market funds and savings accounts.

The fund’s health care stocks helped drive relative performance

The Dividend Growth Fund focuses on large, financially sound companies that the advisor believes have strong dividend growth potential. Unlike other dividend-oriented funds, it doesn’t strive to hold stocks with the highest yields. In fact, the fund sometimes invests in stocks with relatively low current yields if its advisor, Wellington Management Company, sees potential for growth.

The fund’s performance benefited as the U.S. economy gradually strengthened over the period. Eight of the nine industry sectors in which the fund invests posted positive returns.

The advisor’s allocation to health care stocks—which was more than double that of the fund’s benchmark—contributed most to relative performance. Because the benchmark, the NASDAQ US Dividend Achievers Select Index, filters out companies that haven’t increased their annual regular dividends for at least ten consecutive years, it sometimes ends up with smaller allocations to top-performing, high-yielding market sectors such as health care. But the fund’s advisor is not bound by such parameters, and that proved to be an advantage.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Dividend Growth Fund	0.29%	1.15%

The fund expense ratio shown is from the prospectus dated May 28, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the fund’s expense ratio was 0.31%. The peer-group expense ratio is derived from data provided by
Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Large-Cap Core Funds.

4

Health care stocks produced more than a quarter of the fund’s total return. Pharmaceutical companies stood out, boosted by improved drug pipelines and increased international demand. Health care distributors and managed-care providers also did well.

The industrial and information technology sectors were bright spots, too. Manufacturers of aerospace and defense products profited from a rise in corporate spending and factory orders. Although some of that activity cooled at the tail end of the fiscal year, many of these companies still benefited from cost-cutting and from technological improvements made to offset cutbacks in government spending.

Increased business spending in information technology boosted the fund’s tech holdings. The stocks of software, data processing, and consulting companies performed best.

Energy was the weakest performer and the only sector with a negative return. Poor selection among integrated oil and gas stocks resulted in a shortfall relative to the benchmark.

Over a volatile decade, the fund surpassed its comparative standards

For the ten years ended January 31, 2014, the Dividend Growth Fund posted an average annual return of 8.39%, well ahead of both its benchmark index and the average return of its peers.

Total Returns
Ten Years Ended January 31, 2014
Average
Annual Return
Dividend Growth Fund	8.39%
Dividend Growth Spliced Index	6.49
Dividend Growth Spliced Average	5.58

For a benchmark description, see the Glossary.
Dividend Growth Spliced Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Despite the decade’s volatility, the fund has fulfilled its mandate to offer investors a reliable way to tap into the stocks of large-capitalization U.S. companies committed to increasing their dividends.

The fund’s admirable track record is a credit to the experience and talent of Wellington Management Company, backed by Vanguard’s low costs, which allow you to keep more of the fund’s returns.

When traveling a long, bumpy road, be sure to pack some patience

Over time, even a small degree of outperformance can meaningfully affect a portfolio’s value. That’s why many investors remain drawn to active management—they want the opportunity for market-beating returns, even though considerable research has shown that only a minority of active managers outperform their benchmarks.

Long-term outperformance is uncommon largely because active management tends to be costlier than indexing. The higher a fund’s expense ratio, the higher the hurdle it must overcome to beat its benchmark after accounting for expenses.

For investors, impatience can create a still higher hurdle. Even managers with the best market-beating records struggle to avoid short-term periods of underperformance. An investor who is unwilling to endure some lean years could unwisely abandon a talented manager and miss out on long-term rewards. (You can read more in The Bumpy Road to Outperformance, available at vanguard.com/research.)

That’s why Vanguard recommends that you pay attention to costs and take a patient, long-term view. Vanguard does its part to try to give investors the best chance for success by offering access to world-class active managers and by operating our funds at costs well below industry averages.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 14, 2014

6

Advisor’s Report

Vanguard Dividend Growth Fund returned 19.60% for the 12 months ended January 31, 2014, besting the 15.70% return of its benchmark, the NASDAQ US Dividend Achievers Select Index.

The investment environment

As has been the case for much of the last few years, we remain highly cautious in our investment posture. The reasons are the same. In our opinion, soft underlying economic conditions globally are being masked by central bank liquidity measures. Although we are still uncertain about the public policy virtue of such measures, they have clearly buoyed the markets. Their ultimate unwinding presents risk to all assets, especially stocks.

We think it’s critical that the private sector be prepared to take the baton from central banks around the world. And although economic conditions seem better, fourth-quarter results from a cross-section of companies offer little real evidence that fundamentals are sufficiently strong.

The fund’s successes

All sectors except energy boosted absolute performance for the period. The fund’s holdings in the industrial and health care sectors helped the most. Top absolute contributors included Lockheed Martin, Microsoft, and Cardinal Health.

On a “run-rate” basis, the portfolio is expected to produce asset-weighted dividend growth of 14.2% for calendar 2013. The 2012 figure was about 28.3%. Our run-rate calculation roughly estimates potential dividend growth; it takes a company’s current declared dividend rate, annualizes it, and compares it with the previous year’s actual rate. It does not accurately reflect, nor factor in the dollar amount of, dividend increases that may be announced later in the year. Therefore, companies in the early stages of dividend growth tend to show large percentage increases, yet the absolute cash dividend may be small. Despite these shortcomings, we view this estimate as a reasonable report card.

Among the notable dividend run-rate increases thus far in 2014 were those of Praxair (18.2%) and UnitedHealth (40.0%).

The fund’s shortfalls

The energy sector failed to produce a positive relative return for the fund, with Chevron and BG Group among its biggest absolute detractors. IBM, in information technology, was an absolute detractor as well. Although we would prefer that all stocks in the fund always do well, some will inevitably hinder performance over a given period. We assess a stock’s contribution over a longer time frame and stay consistently focused on dividend action.

7

The fund’s positioning and investment strategy

Our primary objective is to identify companies that we believe will steadily and reliably grow their dividend payments. We seek to fulfill this objective by carefully building the portfolio one stock at a time, giving central consideration to each company’s dividend growth prospects. Our industry and sector weightings are an output of this process. At the end of the fiscal year, the fund had significant allocations to the health care, consumer discretionary, and industrial sectors and less exposure to utilities, and materials.

Since our last report, little has changed in the fund’s positioning, and our investment strategy remains the same. If anything, we are simply trying to trim stocks that have appreciated significantly and add to those that have lagged the broader market.

So the top ten positions have changed modestly; otherwise, we remain steady.

Donald J. Kilbride
Senior Vice President and
Equity Portfolio Manager
Wellington Management Company, llp
February 19, 2014

8

Dividend Growth Fund

Fund Profile
As of January 31, 2014

Portfolio Characteristics
		NASDAQ
		US
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	FA Index
Number of Stocks	50	146	3,635
Median Market Cap	$71.8B	$56.9B	$41.3B
Price/Earnings Ratio	16.9x	17.5x	19.1x
Price/Book Ratio	3.3x	3.2x	2.6x
Return on Equity	22.8%	21.7%	16.5%
Earnings Growth Rate	9.3%	6.7%	11.4%
Dividend Yield	2.5%	2.2%	1.9%
Foreign Holdings	9.8%	0.0%	0.0%
Turnover Rate	18%	—	—
Ticker Symbol	VDIGX	—	—
Expense Ratio[1]	0.29%	—	—
30-Day SEC Yield	2.05%	—	—
Short-Term Reserves	3.0%	—	—

Sector Diversification (% of equity exposure)
		NASDAQ	DJ
		US	U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Consumer Discretionary 15.8%		12.9%	13.0%
Consumer Staples	13.4	22.5	8.3
Energy	9.3	12.5	9.2
Financials	11.1	7.6	17.3
Health Care	18.3	8.9	13.2
Industrials	14.3	20.3	11.7
Information Technology	12.0	5.7	18.3
Materials	4.4	8.6	3.8
Telecommunication
Services	0.0	0.1	2.1
Utilities	1.4	0.9	3.1

Volatility Measures
	NASDAQ
	US Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	FA Index
R-Squared	0.94	0.90
Beta	0.86	0.73
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
McDonald's Corp.	Restaurants	3.0%
Microsoft Corp.	Systems Software	3.0
United Parcel Service	Air Freight &
Inc.	Logistics	2.9
Merck & Co. Inc.	Pharmaceuticals	2.7
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	2.7
Praxair Inc.	Industrial Gases	2.5
Roche Holding AG	Pharmaceuticals	2.5
Johnson & Johnson	Pharmaceuticals	2.4
United Technologies	Aerospace &
Corp.	Defense	2.4
Lockheed Martin Corp.	Aerospace &
	Defense	2.4
Top Ten		26.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated May 28, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the expense ratio was 0.31%.

9

Dividend Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2004, Through January 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended January 31, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Dividend Growth Fund*	19.60%	17.02%	8.39%	$22,376
••••••••	Dividend Growth Spliced Index	15.70	18.18	6.49	18,749
– – – –	Dividend Growth Spliced Average	20.41	17.69	5.58	17,215
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	22.53	20.13	7.51	20,637
For a benchmark description, see the Glossary.
Dividend Growth Spliced Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

10

Dividend Growth Fund

Fiscal-Year Total Returns (%): January 31, 2004, Through January 31, 2014

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended December 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Dividend Growth Fund	5/15/1992	31.53%	16.60%	9.03%

11

Dividend Growth Fund

Financial Statements

Statement of Net Assets
As of January 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (97.0%)
Consumer Discretionary (15.3%)
McDonald’s Corp.	6,192,991	583,194
Omnicom Group Inc.	5,469,775	396,996
Lowe’s Cos. Inc.	8,224,884	380,730
TJX Cos. Inc.	6,288,601	360,714
Target Corp.	6,008,940	340,347
NIKE Inc. Class B	4,466,832	325,409
Mattel Inc.	7,510,176	284,185
Walt Disney Co.	3,627,325	263,380
		2,934,955
Consumer Staples (13.0%)
Wal-Mart Stores Inc.	6,974,417	520,849
Procter & Gamble Co.	4,887,256	374,462
Anheuser-Busch
InBev NV	3,529,151	338,477
CVS Caremark Corp.	4,997,646	338,441
Coca-Cola Co.	8,620,550	326,029
Diageo plc	10,490,215	312,996
Colgate-Palmolive Co.	4,621,362	282,966
		2,494,220
Energy (9.0%)
Chevron Corp.	3,976,962	443,949
BG Group plc	23,005,137	386,050
Exxon Mobil Corp.	3,937,068	362,840
Enbridge Inc.	8,585,948	360,524
Occidental Petroleum
Corp.	2,017,370	176,661
		1,730,024
Financials (10.8%)
ACE Ltd.	3,888,923	364,820
PNC Financial Services
Group Inc.	4,496,709	359,197
Wells Fargo & Co.	7,520,468	340,978
BlackRock Inc.	1,082,685	325,314
Public Storage	1,649,777	259,988
Marsh & McLennan
Cos. Inc.	5,204,497	237,898
Chubb Corp.	2,082,992	176,096
		2,064,291

Health Care (17.8%)
Merck & Co. Inc.	9,926,228	525,792
Roche Holding AG	1,709,376	469,744
Johnson & Johnson	5,275,092	466,687
Cardinal Health Inc.	6,627,168	450,780
UnitedHealth Group Inc.	5,851,010	422,911
Medtronic Inc.	7,355,680	416,037
Amgen Inc.	2,990,152	355,679
Pfizer Inc.	9,651,557	293,407
		3,401,037
Industrials (13.9%)
United Parcel Service
Inc. Class B	5,781,917	550,612
United Technologies
Corp.	4,022,413	458,635
Lockheed Martin Corp.	3,012,327	454,590
General Dynamics Corp.	3,968,312	402,030
Honeywell
International Inc.	3,459,177	315,581
Northrop Grumman Corp.	2,288,567	264,444
Emerson Electric Co.	3,117,785	205,587
		2,651,479
Information Technology (11.6%)
Microsoft Corp.	15,027,326	568,784
Accenture plc Class A	5,491,437	438,656
Automatic Data
Processing Inc.	5,541,775	424,500
International Business
Machines Corp.	2,254,796	398,377
Oracle Corp.	10,513,213	387,938
		2,218,255
Materials (4.3%)
Praxair Inc.	3,793,398	473,113
Ecolab Inc.	3,369,666	338,786
		811,899
Utilities (1.3%)
Dominion Resources Inc.	3,756,451	255,101
Total Common Stocks
(Cost $14,022,687)		18,561,261

12

Dividend Growth Fund

	Face	Market
	Amount	Value•
	($000)	($000)
Temporary Cash Investments (3.0%)
Repurchase Agreements (3.0%)
rbs securities, inc.
0.020%, 2/3/14 (dated
1/31/14, repurchase
value $315,001,000,
collaterized by u.s.
Treasury Note/Bond,
1.375%–3.125%,
7/31/18–2/15/22, with
a value of $321,303,000)	315,000	315,000
Morgan Stanley & Co., Inc.
0.030%, 2/3/14 (Dated
1/31/14, Repurchase
Value $256,001,000,
collaterized by Federal
National Mortgage Assn.
2.500%–5.500%,
4/1/27–12/1/43 and
Federal Home Loan
Mortgage Corp.
2.000%–6.000%,
6/1/25–6/1/43, with
a value of $261,120,000)	256,000	256,000
		571,000
Total Temporary Cash Investments
(Cost $571,000)		571,000
Total Investments (100.0%)
(Cost $14,593,687)		19,132,261
Other Assets and Liabilities (0.0%)
Other Assets		46,309
Liabilities		(41,274)
		5,035
Net Assets (100%)
Applicable to 935,731,690 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		19,137,296
Net Asset Value Per Share		$20.45

At January 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	14,573,660
Undistributed Net Investment Income	2,577
Accumulated Net Realized Gains	22,346
Unrealized Appreciation (Depreciation)
Investment Securities	4,538,574
Foreign Currencies	139
Net Assets	19,137,296

• See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Dividend Growth Fund

Statement of Operations

Year Ended
January 31, 2014
($000)
Investment Income
Income
Dividends[1]	379,767
Interest	395
Securities Lending	1,017
Total Income	381,179
Expenses
Investment Advisory Fees—Note B
Basic Fee	16,666
Performance Adjustment	3,239
The Vanguard Group—Note C
Management and Administrative	27,040
Marketing and Distribution	3,636
Custodian Fees	164
Auditing Fees	27
Shareholders’ Reports	189
Trustees’ Fees and Expenses	31
Total Expenses	50,992
Net Investment Income	330,187
Realized Net Gain (Loss)
Investment Securities Sold	223,285
Foreign Currencies	524
Realized Net Gain (Loss)	223,809
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,176,632
Foreign Currencies	120
Change in Unrealized Appreciation (Depreciation)	2,176,752
Net Increase (Decrease) in Net Assets Resulting from Operations	2,730,748
1 Dividends are net of foreign withholding taxes of $4,702,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Growth Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	330,187	241,028
Realized Net Gain (Loss)	223,809	(32,138)
Change in Unrealized Appreciation (Depreciation)	2,176,752	1,166,466
Net Increase (Decrease) in Net Assets Resulting from Operations	2,730,748	1,375,356
Distributions
Net Investment Income	(329,157)	(246,574)
Realized Capital Gain	(93,833)	—
Total Distributions	(422,990)	(246,574)
Capital Share Transactions
Issued	6,120,018	4,594,475
Issued in Lieu of Cash Distributions	378,204	216,370
Redeemed	(2,372,492)	(2,064,522)
Net Increase (Decrease) from Capital Share Transactions	4,125,730	2,746,323
Total Increase (Decrease)	6,433,488	3,875,105
Net Assets
Beginning of Period	12,703,808	8,828,703
End of Period[1]	19,137,296	12,703,808
1 Net Assets—End of Period includes undistributed net investment income of $2,577,000 and $1,023,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Growth Fund

Financial Highlights

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$17.52	$15.81	$14.68	$12.82	$10.42
Investment Operations
Net Investment Income	.385	.357	.317	.283	.291
Net Realized and Unrealized Gain (Loss)
on Investments	3.033	1.721	1.126	1.850	2.401
Total from Investment Operations	3.418	2.078	1.443	2.133	2.692
Distributions
Dividends from Net Investment Income	(.384)	(.368)	(.313)	(.273)	(.292)
Distributions from Realized Capital Gains	(.104)	—	—	—	—
Total Distributions	(.488)	(.368)	(.313)	(.273)	(.292)
Net Asset Value, End of Period	$20.45	$17.52	$15.81	$14.68	$12.82

Total Return[1]	19.60%	13.36%	9.90%	16.85%	26.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,137	$12,704	$8,829	$4,995	$2,814
Ratio of Total Expenses to
Average Net Assets[2]	0.31%	0.29%	0.31%	0.34%	0.38%
Ratio of Net Investment Income to
Average Net Assets	2.03%	2.22%	2.28%	2.25%	2.59%
Portfolio Turnover Rate	18%	11%	13%	17%	24%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.00%, 0.00%, 0.03%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Growth Fund

Notes to Financial Statements

Vanguard Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

17

Dividend Growth Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the NASDAQ US Dividend Achievers Select Index. For the year ended January 31, 2014, the investment advisory fee represented an effective annual basic rate of 0.10% of the fund’s average net assets before an increase of $3,239,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2014, the fund had contributed capital of $2,179,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.87% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

18

Dividend Growth Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	17,053,994	1,507,267	—
Temporary Cash Investments	—	571,000	—
Total	17,053,994	2,078,267	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2014, the fund realized net foreign currency gains of $524,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $8,209,000 from accumulated net realized gains to paid-in capital.

The fund used capital loss carryforwards of $98,481,000 to offset taxable capital gains realized during the year ended January 31, 2014, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at January 31, 2014, the fund had $30,697,000 of ordinary income and $13,768,000 of long-term capital gains available for distribution.

At January 31, 2014, the cost of investment securities for tax purposes was $14,595,130,000.

Net unrealized appreciation of investment securities for tax purposes was $4,537,131,000, consisting of unrealized gains of $4,636,115,000 on securities that had risen in value since their purchase and $98,984,000 in unrealized losses on securities that had fallen in value since their purchase.

19

Dividend Growth Fund

F. During the year ended January 31, 2014, the fund purchased $6,882,990,000 of investment securities and sold $2,853,799,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended January 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	311,805	278,157
Issued in Lieu of Cash Distributions	18,932	13,395
Redeemed	(120,255)	(124,792)
Net Increase (Decrease) in Shares Outstanding	210,482	166,760

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2014, that would require recognition or disclosure in these financial statements.

20

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Dividend Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Growth Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 17, 2014

Special 2013 tax information (unaudited) for Vanguard Dividend Growth Fund

This information for the fiscal year ended January 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $101,316,000 as capital gains dividends (from net long-term capital gains)
to shareholders during the fiscal year.

The fund distributed $329,157,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 92.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

21

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Dividend Growth Fund
Periods Ended January 31, 2014
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	19.60%	17.02%	8.39%
Returns After Taxes on Distributions	18.91	16.58	8.02
Returns After Taxes on Distributions and Sale of Fund Shares	11.63	13.85	6.88

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended January 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Growth Fund	7/31/2013	1/31/2014	Period
Based on Actual Fund Return	$1,000.00	$1,049.22	$1.60
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.64	1.58

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Dividend Growth Fund has renewed the fund’s investment advisory arrangement and approved an amended investment advisory agreement with Wellington Management Company, LLP (Wellington Management), effective February 1, 2014. The amended agreement contains a new base fee schedule; however, other terms of the existing agreement have not changed. The board determined that renewing the fund’s advisory arrangement and amending the fee schedule was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm has advised the fund since its inception in 1992. The portfolio manager is backed by a well-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services to the fund and has demonstrated strong organizational depth and stability over both the short and long term. The board noted that the new fee arrangement would help Wellington Management to continue to attract and retain top investment talent, and thereby support enhanced organizational depth and stability, which would benefit the fund and its shareholders.

The board concluded that Wellington Management’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Dividend Growth Spliced Average: Based on the Utility Funds Average through December 6, 2002, and the Large-Cap Core Funds Average thereafter. Derived from data provided by Lipper, a Thomson Reuters Company.

Dividend Growth Spliced Index: Russell 1000 Index through January 31, 2010; NASDAQ US Dividend Achievers Select Index (formerly known as the Dividend Achievers Select Index) thereafter. Prior to December 6, 2002, the comparative benchmark was known as the Utilities Composite Index. The index weightings were: 40% S&P Utilities Index, 40% S&P Telephone Index, and 20% Lehman Brothers Utility Bond Index through April 30, 1999; 63.75% S&P Utilities Index, 21.25% S&P Telephone Index, and 15% Lehman Brothers Utility Bond Index through March 31, 2000; 75% S&P Utilities Index and 25% S&P Telephone Index through December 31, 2001; and 75% S&P Utilities Index and 25% S&P Integrated Telecommunication Services Index through December 6, 2002.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees
JoAnn Heffernan Heisen
Emerson U. Fullwood	Born 1950. Trustee Since July 1998. Principal
Born 1948. Trustee Since January 2008. Principal	Occupation(s) During the Past Five Years: Corporate
Occupation(s) During the Past Five Years: Executive	Vice President and Chief Global Diversity Officer
Chief Staff and Marketing Officer for North America	(retired 2008) and Member of the Executive
and Corporate Vice President (retired 2008) of Xerox	Committee (1997–2008) of Johnson & Johnson
Corporation (document management products and	(pharmaceuticals/medical devices/consumer
services); Executive in Residence and 2010	products); Director of Skytop Lodge Corporation
Distinguished Minett Professor at the Rochester	(hotels), the University Medical Center at Princeton,
Institute of Technology; Director of SPX Corporation	the Robert Wood Johnson Foundation, and the Center
(multi-industry manufacturing), the United Way of	for Talent Innovation; Member of the Advisory Board
Rochester, Amerigroup Corporation (managed health	of the Maxwell School of Citizenship and Public Affairs
care), the University of Rochester Medical Center,	at Syracuse University.
Monroe Community College Foundation, and North
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q570 032014

Annual Report | January 31, 2014

Vanguard Dividend Appreciation Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	12
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2014

Total
Returns
Vanguard Dividend Appreciation Index Fund
Investor Shares	15.51%
Admiral™ Shares (Inception: 12/19/2013)	-3.00
ETF Shares
Market Price	15.58
Net Asset Value	15.60
NASDAQ US Dividend Achievers Select Index	15.70
Large-Cap Core Funds Average	20.41
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2013, Through January 31, 2014

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Dividend Appreciation Index Fund
Investor Shares	$25.23	$28.59	$0.530	$0.000
Admiral Shares (Inception: 12/19/2013)	20.00	19.40	0.000	0.000
ETF Shares	63.08	71.47	1.388	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Dividend Appreciation Index Fund returned more than 15% for the fiscal year ended January 31, 2014. The fund achieved its goal of closely tracking its benchmark, the NASDAQ US Dividend Achievers Select Index.

The fund’s return was less than the average return for large-capitalization core funds, its designated peer group. These funds, on the whole, differ from your fund, though, in that they don’t focus on stocks with consistent growth in dividends.

The Dividend Appreciation Index Fund’s 30-day SEC yield for Investor Shares declined just slightly, from 2.06% at the start of the period to 2.05% at the end.

Please note that on December 19, 2013, we added Admiral Shares to your fund’s share-class offerings as part of our ongoing efforts to lower the cost of investing. The return shown for Admiral Shares in this report reflects the period from December 19 through January 31, 2014.

U.S. stocks found a groove before January’s volatility set in U.S. stocks delivered generous returns in 2013, then slid over the first month of the new year. For the 12 months ended January 31, U.S. stocks produced an impressive gain of nearly 23% despite the late reversal.

Strong corporate earnings growth and investors’ willingness to pay for those earnings drove stock markets, which

2

were also buoyed by the Federal Reserve’s stimulative bond-buying program. The Fed, noting the economy’s improvement, began paring back its bond purchases in January. Nevertheless, stocks declined over the period’s final month as investors worried about recent economic concerns at home and abroad.

Overall, international stocks advanced about 6% for the 12 months, with the developed markets of Europe and the Pacific region posting positive returns. Concerns about China’s weaker economy hurt stocks and currencies in various emerging-market countries.

For 2014, Vanguard Chief Economist Joe Davis and his team are guarded in their outlook for global stock returns, and their forecast for the bond market remains muted. Although Joe readily acknowledges that such forecasts are accompanied by uncertainty, he writes, “We believe that a long-term, strategic approach with a balanced, diversified, low-cost portfolio can remain a high-value proposition in the decade ahead.” (You can read more about our expectations for bond and stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Bond returns were flat as the Fed firmed its strategy

Investors spurned bonds for most of the 12-month period, wary of the Fed’s expected curtailment of its bond-buying program. In January, however, despite

Market Barometer

	Average Annual Total Returns
	Periods Ended January 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	22.23%	14.14%	19.84%
Russell 2000 Index (Small-caps)	27.03	14.69	22.26
Russell 3000 Index (Broad U.S. market)	22.60	14.18	20.03
FTSE All-World ex US Index (International)	5.78	3.37	14.38

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.12%	3.73%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.07	5.76	5.54
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.06	0.09

CPI
Consumer Price Index	1.58%	2.03%	2.07%

3

the start of that tapering, fixed income investments regained appeal as stocks slumped.

The broad U.S. taxable bond market returned 0.12% for the 12 months, while municipal bonds posted returns of –1.07%. The yield of the benchmark 10-year Treasury note generally increased during the fiscal year, eclipsing 3.00% at times, and finished at about 2.70%. (Bond prices and yields move in opposite directions.) International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –1.24%.

The Fed’s continued target of 0%–0.25% for short-term interest rates tightly restricted returns of money market funds and savings accounts.

The strengthening economy lifted many of the fund’s key sector stocks

The Dividend Appreciation Index Fund focuses on blue-chip U.S. companies that are able to increase their dividends and are committed to doing so. Its target index’s concentration on both a stock’s long-term track record and its potential for dividend growth distinguishes this fund from other dividend-oriented ones that solely aim to invest in the highest-yielding stocks. The fund’s mandate also sets it apart from index funds that track the broad stock market. (See the box on page 6 for more about your fund’s benchmark.)

Your fund produced solid returns for the fiscal year as many of its key sector holdings benefited from the strengthening U.S. and global economy. Eight of the ten

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	ETF	Peer Group
	Shares	Shares	Shares	Average
Dividend Appreciation Index Fund	0.20%	0.10%	0.10%	1.15%

The fund expense ratios shown are from the prospectus dated December 19, 2013 (May 28, 2013, for ETF Shares), and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the fund’s expense ratios were 0.20% for Investor Shares, 0.10%
(annualized) for Admiral Shares, and 0.10% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson
Reuters Company, and captures information through year-end 2013.

Peer group: Large-Cap Core Funds.

4

industry sectors represented in its index reported double-digit returns, and only one sector declined.

The industrial and consumer-related sectors performed best. Industrials, which constituted about a fifth of the index’s holdings on average, contributed most to the fund’s return. Manufacturers of aerospace, defense, and diversified industrial products profited from a rise in corporate spending and factory orders during much of 2013. Although some of that activity cooled by the end of the fiscal year, many of these companies still gained from cost-cutting and from technological improvements made to offset cutbacks in government spending.

Together, the consumer goods and consumer services sectors produced about 42% of the fund’s return. A boost in consumer confidence and gradual improvements in the labor and housing markets helped personal-goods retailers, soft-drink companies, and household-product corporations. Consumers also were willing to open their wallets and spend more not only on shopping but also on dining out and entertainment.

Because its index filters out companies that don’t regularly increase their dividends, the fund had smaller allocations to some top-performing and high-yielding market sectors, including health care and financials, than would be seen in a fund that tracks a broad stock market index.

Total Returns
Inception Through January 31, 2014
Average
Annual Return
Dividend Appreciation Index Fund Investor Shares (Returns since inception: 4/27/2006)	6.73%
NASDAQ US Dividend Achievers Select Index	7.00
Large-Cap Core Funds Average	5.11
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

What’s inside your fund’s benchmark index?

As an investor in an index fund, you can better understand your investment by knowing how the benchmark index is put together. Your fund’s benchmark, the NASDAQ US Dividend
Achievers Select Index, included more than 140 stocks as of January 31, 2014. But how were those stocks selected?

In this case, the index provider includes only the stocks of U.S. companies traded on the
New York Stock Exchange or Nasdaq that have consecutively increased their regular annual dividend payments for the last ten or more years. Real estate investment trusts (REITs) and limited partnerships are excluded because of potentially unfavorable tax treatment of the dividends they pay. Additional filters screen for minimum trading volume and dividend quality.

The index is designed to weight stocks by market capitalization, with no stock constituting more than 4% when the index is rebalanced every March.

The focus on dividend appreciation means that the composition of the index—and hence of your fund—differs significantly from that of the broad U.S. stock market. For example, as you can see from the table below, the index is tilted more toward consumer sectors and less toward financials than the overall stock market, as measured by the CRSP US Total Market
Index. Your benchmark index’s smaller exposure to financials, which are traditionally a large source of dividends, reflects the decision made by many financial companies not to increase their dividends during and after the 2008–2009 financial crisis.

How your fund’s index compares with a broad U.S. stock index

	NASDAQ US Dividend
Equity sector diversification	Achievers Select Index	CRSP US Total Market Index
Basic materials	5.5%	3.0%
Consumer goods	22.8	9.9
Consumer services	16.1	13.3
Financials	7.6	18.6
Health care	8.1	12.4
Industrials	22.6	13.5
Oil & gas	12.0	8.9
Technology	4.0	15.3
Telecommunications	0.1	1.9
Utilities	1.2	3.2
Notes: Sector categories are based on the Industry Classification Benchmark system. Index weighting percentages are as of January 31, 2014.
Source: Vanguard.

6

The technology sector, which constituted a tiny portion of its benchmark, posted a negative return for the fund as demand for software and computer services sagged.

The fund has a solid record of tracking its benchmark index

From your fund’s inception on April 27, 2006, through January 31, 2014, its Investor Shares posted an annual average return of 6.73%. The return was in line with that of the fund’s index and ahead of the average return of its designated peer group.

The fund successfully tracked its benchmark for the nearly seven years of its existence, a period that includes the 2008–2009 financial crisis. Credit goes to the fund’s advisor, Vanguard Equity Investment Group, whose experience and sophisticated portfolio-tracking techniques allowed the fund to capture the returns of its benchmark while keeping costs low.

The power of compounding can put time on your side

The purpose of my annual letter to you is, of course, to report on how your fund fared over the past year. But although it’s important to be aware of how your fund is doing in the latest market environment, short-term performance isn’t what matters most. The focus on the preceding 12 months shouldn’t distract investors from the long-term commitment they need to help achieve their goals.

To be sure, there are many aspects of investing success that you can’t control, overall market performance being the obvious example. But you can control how long you invest, and that’s important because it allows you to harness the power of compounding—the snowball effect that occurs when your earnings generate even more earnings. As Benjamin Franklin put it, “Money makes money.”

A simple example illustrates the benefits of compounding that can potentially result from investing and then reinvesting your money over the long haul. Suppose you were able to put away $10,000 and earn 6% a year (keep in mind this is hypothetical; actual returns would probably be different, and certainly a lot less predictable).

If you kept reinvesting the earnings (again, assuming a hypothetical 6% yearly return), after ten years you would have almost $18,000. After 30 years, you would have more than $57,000.

Compounding can make a real difference in your account balance over time—particularly when combined with Vanguard’s low expense ratios, which allow you to keep more of the return on your investment.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 13, 2014

7

Dividend Appreciation Index Fund

Fund Profile
As of January 31, 2014

Share-Class Characteristics

	Investor	Admiral	ETF
	Shares	Shares	Shares
Ticker Symbol	VDAIX	VDADX	VIG
Expense Ratio[1]	0.20%	0.10%	0.10%
30-Day SEC Yield	2.05%	2.15%	2.15%

Portfolio Characteristics
		NASDAQ	DJ
		US	U.S.
		Dividend	Total
		Achievers	Market
		Select	FA
	Fund	Index	Index
Number of Stocks	146	146	3,635
Median Market Cap	$56.9B	$56.9B	$41.3B
Price/Earnings Ratio	17.5x	17.5x	19.1x
Price/Book Ratio	3.2x	3.2x	2.6x
Return on Equity	21.7%	21.7%	16.5%
Earnings Growth
Rate	6.7%	6.7%	11.4%
Dividend Yield	2.2%	2.2%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	3%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
		NASDAQ
		US
		Dividend	DJ
		Achievers	U.S. Total
		Select	Market
	Fund	Index	FA Index
Basic Materials	5.5%	5.5%	3.0%
Consumer Goods	22.8	22.8	10.0
Consumer Services	16.1	16.1	13.5
Financials	7.6	7.6	18.5
Health Care	8.1	8.1	12.3
Industrials	22.6	22.6	13.4
Oil & Gas	12.0	12.0	9.0
Technology	4.0	4.0	15.1
Telecommunications	0.1	0.1	2.0
Utilities	1.2	1.2	3.2

Volatility Measures
	NASDAQ
	US Dividend	DJ
	Achievers	U.S. Total
	Select	Market
	Index	FA Index
R-Squared	1.00	0.91
Beta	1.00	0.83
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Abbott Laboratories	Pharmaceuticals	3.9%
PepsiCo Inc.	Soft Drinks	3.9
Procter & Gamble Co.	Nondurable
	Household Products	3.8
Wal-Mart Stores Inc.	Broadline Retailers	3.8
Coca-Cola Co.	Soft Drinks	3.6
United Technologies
Corp.	Aerospace	3.6
Exxon Mobil Corp.	Integrated Oil & Gas	3.6
Chevron Corp.	Integrated Oil & Gas	3.4
McDonald's Corp.	Restaurants & Bars	3.3
3M Co.	Diversified Industrials	3.1
Top Ten		36.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 19, 2013 (May 28, 2013, for ETF Shares), and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the expense ratios were 0.20% for Investor Shares, 0.10% (annualized) for Admiral Shares, and 0.10% for ETF Shares.

8

Dividend Appreciation Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: April 27, 2006, Through January 31, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended January 31, 2014
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(4/27/2006)	Investment

	Dividend Appreciation Index
	Fund*Investor Shares	15.51%	16.54%	6.73%	$16,583
••••••••	NASDAQ US Dividend Achievers
	Select Index	15.70	16.82	7.00	16,909

– – – –	Large-Cap Core Funds Average	20.41	17.69	5.11	14,729

	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	22.53	20.13	6.71	16,561
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Dividend Appreciation Index Fund

	Average Annual Total Returns
	Period Ended January 31, 2014

	Since	Final Value
	Inception	of a $10,000
	(12/19/2013)	Investment
Dividend Appreciation Index Fund Admiral
Shares	-3.00%	$9,700
NASDAQ US Dividend Achievers Select Index	-3.01	9,699
Dow Jones U.S. Total Stock Market Float
Adjusted Index	-0.81	9,919
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(4/21/2006)	Investment
Dividend Appreciation Index Fund
ETF Shares Net Asset Value	15.60%	16.67%	6.88%	$16,777
NASDAQ US Dividend Achievers Select Index	15.70	16.82	7.02	16,957
Dow Jones U.S. Total Stock Market Float
Adjusted Index	22.53	20.13	6.66	16,516
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: April 21, 2006, Through January 31, 2014
			Since
	One	Five	Inception
	Year	Years	(4/21/2006)
Dividend Appreciation Index Fund ETF Shares
Market Price	15.58%	115.57%	67.76%
Dividend Appreciation Index Fund ETF Shares Net
Asset Value	15.60	116.19	67.77
NASDAQ US Dividend Achievers Select Index	15.70	117.57	69.57
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

10

Dividend Appreciation Index Fund

Fiscal-Year Total Returns (%): April 27, 2006, Through January 31, 2014

Average Annual Total Returns: Periods Ended December 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares	4/27/2006	28.85%	15.77%	7.53%
Admiral Shares	12/19/2013	—	—	2.15
ETF Shares	4/21/2006
Market Price		29.01	15.90	7.68
Net Asset Value		28.99	15.91	7.68

11

Dividend Appreciation Index Fund

Financial Statements

Statement of Net Assets
As of January 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (100.0%)[1]
Basic Materials (5.5%)
Praxair Inc.	2,421,733	302,039
Ecolab Inc.	2,381,706	239,457
PPG Industries Inc.	1,192,827	217,524
Air Products &
Chemicals Inc.	1,645,098	172,966
Sigma-Aldrich Corp.	954,714	88,760
International Flavors &
Fragrances Inc.	634,812	55,025
Albemarle Corp.	738,897	47,422
RPM International Inc.	1,016,823	40,337
Royal Gold Inc.	547,413	30,622
HB Fuller Co.	362,595	16,890
Stepan Co.	166,514	10,555
		1,221,597
Consumer Goods (22.8%)
PepsiCo Inc.	10,865,814	873,177
Procter & Gamble Co.	11,145,126	853,940
Coca-Cola Co.	21,149,091	799,859
Colgate-Palmolive Co.	7,447,080	455,985
Monsanto Co.	4,050,047	431,532
NIKE Inc. Class B	5,675,728	413,477
VF Corp.	3,775,994	220,707
Archer-Daniels-
Midland Co.	5,141,787	202,998
Stanley Black &
Decker Inc.	1,337,973	103,559
Genuine Parts Co.	1,225,519	100,799
Hormel Foods Corp.	1,930,329	87,714
Bunge Ltd.	1,117,887	84,691
JM Smucker Co.	858,756	82,775
Brown-Forman Corp.
Class B	1,047,526	80,659
Church & Dwight Co. Inc.	1,085,295	70,088
Polaris Industries Inc.	523,455	65,537
McCormick & Co. Inc.	1,012,435	64,978
Nu Skin Enterprises Inc.
Class A	404,734	34,463

Lancaster Colony Corp.	215,765	18,754
Andersons Inc.	142,710	11,808
Tootsie Roll Industries Inc.	300,492	9,117
		5,066,617
Consumer Services (16.1%)
Wal-Mart Stores Inc.	11,245,748	839,832
McDonald’s Corp.	7,853,865	739,599
Walgreen Co.	7,338,963	420,890
Lowe’s Cos. Inc.	8,606,560	398,398
TJX Cos. Inc.	5,709,149	327,477
Target Corp.	5,151,154	291,761
Cardinal Health Inc.	2,588,902	176,097
Ross Stores Inc.	1,628,064	110,562
Tiffany & Co.	965,370	80,309
Family Dollar Stores Inc.	1,032,747	63,844
FactSet Research
Systems Inc.	344,508	36,439
Rollins Inc.	1,077,700	31,059
John Wiley & Sons Inc.
Class A	421,708	22,831
Casey’s General Stores Inc. 311,700		21,404
Cracker Barrel Old Country
Store Inc.	195,672	19,374
Matthews International
Corp. Class A	223,140	9,488
		3,589,364
Financials (7.6%)
Franklin Resources Inc.	4,985,032	259,271
ACE Ltd.	2,653,671	248,941
Aflac Inc.	3,844,683	241,369
Chubb Corp.	2,022,397	170,973
McGraw Hill Financial Inc.	2,206,727	167,799
T. Rowe Price Group Inc.	1,915,345	150,240
SEI Investments Co.	1,322,819	45,055
PartnerRe Ltd.	421,455	41,374
WR Berkley Corp.	1,021,257	39,584
RenaissanceRe
Holdings Ltd.	390,583	35,430
Brown & Brown Inc.	1,107,321	34,870

12

Dividend Appreciation Index Fund

		Market
		Value
	Shares	($000)
HCC Insurance
Holdings Inc.	794,053	34,073
Eaton Vance Corp.	859,061	32,704
Commerce Bancshares Inc. 749,642		32,587
Prosperity Bancshares Inc.	501,384	31,367
Erie Indemnity Co. Class A	388,323	27,249
UMB Financial Corp.	368,152	21,828
StanCorp Financial
Group Inc.	338,091	21,722
Bank of the Ozarks Inc.	263,205	16,687
RLI Corp.	327,817	13,657
Bancfirst Corp.	129,703	7,008
1st Source Corp.	200,014	5,894
First Financial Corp.	112,015	3,604
Republic Bancorp Inc	147,812	3,413
		1,686,699
Health Care (8.1%)
Abbott Laboratories	23,928,143	877,206
Medtronic Inc.	7,390,740	418,020
Stryker Corp.	2,718,207	210,933
Becton Dickinson
and Co.	1,511,783	163,454
CR Bard Inc.	643,230	83,356
West Pharmaceutical
Services Inc.	529,962	25,147
Owens & Minor Inc.	489,096	16,942
		1,795,058
Industrials (22.6%)
United Technologies Corp. 6,995,061		797,577
3M Co.	5,333,947	683,759
Caterpillar Inc.	5,019,680	471,398
Emerson Electric Co.	5,537,061	365,114
Automatic Data
Processing Inc.	3,830,236	293,396
General Dynamics Corp.	2,864,940	290,247
Illinois Tool Works Inc.	3,597,280	283,717
Norfolk Southern Corp.	2,315,982	214,437
Sherwin-Williams Co.	791,659	145,079
WW Grainger Inc.	543,116	127,350
Parker Hannifin Corp.	1,117,646	126,708
Dover Corp.	1,451,718	125,661
Pentair Ltd.	1,639,484	121,863
Roper Industries Inc.	764,904	104,975
Fastenal Co.	2,356,061	103,502
CH Robinson
Worldwide Inc.	1,254,699	73,450
Expeditors International
of Washington Inc.	1,583,605	64,706
Cintas Corp.	984,544	56,188
Valspar Corp.	686,259	48,230
MDU Resources
Group Inc.	1,468,182	47,041
Donaldson Co. Inc.	1,078,242	44,488
Lincoln Electric
Holdings Inc.	633,526	43,840

		Market
		Value
	Shares	($000)
Jack Henry &
Associates Inc.	670,967	37,427
Carlisle Cos. Inc.	484,649	36,121
Nordson Corp.	501,392	34,756
Graco Inc.	462,347	32,128
Aptargroup Inc.	503,372	32,115
Bemis Co. Inc.	799,633	30,794
Valmont Industries Inc.	205,892	30,138
AO Smith Corp.	595,754	28,132
CLARCOR Inc.	397,092	22,007
Franklin Electric Co. Inc.	368,589	14,685
Mine Safety Appliances Co.	289,466	14,583
ABM Industries Inc.	419,162	11,175
Raven Industries Inc.	285,686	10,699
Brady Corp. Class A	380,994	10,424
Tennant Co.	146,147	9,372
^ Lindsay Corp.	91,189	7,751
McGrath RentCorp	205,019	7,508
Gorman-Rupp Co.	215,653	6,864
Badger Meter Inc.	110,892	5,649
Cass Information
Systems Inc.	101,833	5,511
NACCO Industries Inc.
Class A	51,890	3,064
		5,023,629
Oil & Gas (12.0%)
Exxon Mobil Corp.	8,591,549	791,797
Chevron Corp.	6,795,164	758,544
Occidental
Petroleum Corp.	6,158,522	539,302
EOG Resources Inc.	2,166,237	357,949
Murphy Oil Corp.	1,557,726	88,183
Helmerich & Payne Inc.	791,292	69,665
Energen Corp.	556,846	39,380
CARBO Ceramics Inc.	186,675	21,490
		2,666,310
Technology (4.0%)
International Business
Machines Corp.	3,839,284	678,325
Linear Technology Corp.	1,805,296	80,408
Maxim Integrated
Products Inc.	2,289,040	69,266
Harris Corp.	929,879	64,478
		892,477
Telecommunications (0.1%)
Telephone &
Data Systems Inc.	754,405	20,384
Atlantic Tele-Network Inc.	107,591	6,267
		26,651
Utilities (1.2%)
ONEOK Inc.	1,528,733	104,703
National Fuel Gas Co.	653,893	49,277
UGI Corp.	878,371	38,113
Aqua America Inc.	1,354,610	32,443

13

Dividend Appreciation Index Fund

		Market
		Value
	Shares	($000)
South Jersey
Industries Inc.	242,662	12,944
MGE Energy Inc.	186,214	10,603
American States Water Co.	301,374	8,559
SJW Corp.	153,485	4,391
Connecticut Water
Service Inc.	86,449	2,913
York Water Co.	102,746	2,093
		266,039
Total Common Stocks
(Cost $17,677,616)		22,234,441
Temporary Cash Investments (0.0%)[1]
Money Market Fund (0.0%)
[2,3] Vanguard Market
Liquidity Fund,
0.130%	2,615,097	2,615

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Freddie Mac
Discount Notes,
0.070%, 3/31/14	1,400	1,400
Total Temporary Cash Investments
(Cost $4,015)		4,015
Total Investments (100.0%)
(Cost $17,681,631)		22,238,456
Other Assets and Liabilities (0.0%)
Other Assets		32,546
Liabilities[3]		(33,886)
		(1,340)
Net Assets (100%)		22,237,116

At January 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	17,893,040
Undistributed Net Investment Income	18,731
Accumulated Net Realized Losses	(231,414)
Unrealized Appreciation (Depreciation)
Investment Securities	4,556,825
Futures Contracts	(66)
Net Assets	22,237,116

Investor Shares—Net Assets
Applicable to 103,727,093 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,965,633
Net Asset Value Per Share—
Investor Shares	$28.59

Admiral Shares—Net Assets
Applicable to 39,200,452 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	760,294
Net Asset Value Per Share—
Admiral Shares	$19.40

ETF Shares—Net Assets
Applicable to 259,002,585 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	18,511,189
Net Asset Value Per Share—
ETF Shares	$71.47

See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,709,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $1,749,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $600,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Dividend Appreciation Index Fund

Statement of Operations

Year Ended
January 31, 2014
($000)
Investment Income
Income
Dividends	436,934
Interest[1]	27
Securities Lending	953
Total Income	437,914
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,123
Management and Administrative—Investor Shares	5,584
Management and Administrative—Admiral Shares	59
Management and Administrative—ETF Shares	11,217
Marketing and Distribution—Investor Shares	809
Marketing and Distribution—Admiral Shares	—
Marketing and Distribution—ETF Shares	3,938
Custodian Fees	192
Auditing Fees	27
Shareholders’ Reports—Investor Shares	50
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—ETF Shares	412
Trustees’ Fees and Expenses	16
Total Expenses	23,427
Net Investment Income	414,487
Realized Net Gain (Loss)
Investment Securities Sold	236,982
Futures Contracts	5,210
Realized Net Gain (Loss)	242,192
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,075,222
Futures Contracts	36
Change in Unrealized Appreciation (Depreciation)	2,075,258
Net Increase (Decrease) in Net Assets Resulting from Operations	2,731,937
1 Interest income from an affiliated company of the fund was $26,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Dividend Appreciation Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	414,487	332,151
Realized Net Gain (Loss)	242,192	481,383
Change in Unrealized Appreciation (Depreciation)	2,075,258	1,192,461
Net Increase (Decrease) in Net Assets Resulting from Operations	2,731,937	2,005,995
Distributions
Net Investment Income
Investor Shares	(65,045)	(56,344)
Admiral Shares	—	—
ETF Shares	(337,724)	(276,499)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(402,769)	(332,843)
Capital Share Transactions
Investor Shares	(265,587)	295,165
Admiral Shares	789,364	—
ETF Shares	3,461,648	2,071,585
Net Increase (Decrease) from Capital Share Transactions	3,985,425	2,366,750
Total Increase (Decrease)	6,314,593	4,039,902
Net Assets
Beginning of Period	15,922,523	11,882,621
End of Period[1]	22,237,116	15,922,523
1 Net Assets—End of Period includes undistributed net investment income of $18,731,000 and $7,013,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Dividend Appreciation Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$25.23	$22.42	$21.33	$18.33	$14.79
Investment Operations
Net Investment Income	. 540	. 538.445		.392	.369
Net Realized and Unrealized Gain (Loss)
on Investments	3.350	2.812	1.089	3.006	3.543
Total from Investment Operations	3.890	3.350	1.534	3.398	3.912
Distributions
Dividends from Net Investment Income	(. 530)	(. 540)	(. 444)	(. 398)	(.372)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 530)	(. 540)	(. 444)	(. 398)	(.372)
Net Asset Value, End of Period	$28.59	$25.23	$22.42	$21.33	$18.33

Total Return[1]	15.51%	15.15%	7.34%	18.75%	26.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,966	$2,804	$2,206	$1,421	$613
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.25%	0.30%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.98%	2.32%	2.14%	2.13%	2.24%
Portfolio Turnover Rate [2]	3%	15%	14%	15%	20%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Dividend Appreciation Index Fund

Financial Highlights

Admiral Shares
December 19, 2013[1] to
For a Share Outstanding Throughout the Period	January 31, 2014
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income	. 030
Net Realized and Unrealized Gain (Loss) on Investments	(.630)
Total from Investment Operations	(. 600)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$19.40

Total Return[2]	-3.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$760
Ratio of Total Expenses to Average Net Assets	0.10%[3]
Ratio of Net Investment Income to Average Net Assets	2.08%[3]
Portfolio Turnover Rate [4]	3%

1 Inception.
2 Total returns do not include account services fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account services fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Dividend Appreciation Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$63.08	$56.04	$53.32	$45.81	$36.96
Investment Operations
Net Investment Income	1.421	1.401	1.173	1.034	.973
Net Realized and Unrealized Gain (Loss)
on Investments	8.357	7.049	2.719	7.524	8.856
Total from Investment Operations	9.778	8.450	3.892	8.558	9.829
Distributions
Dividends from Net Investment Income	(1.388)	(1.410)	(1.172)	(1.048)	(.979)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.388)	(1.410)	(1.172)	(1.048)	(.979)
Net Asset Value, End of Period	$71.47	$63.08	$56.04	$53.32	$45.81

Total Return	15.60%	15.29%	7.46%	18.91%	26.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,511	$13,119	$9,677	$4,985	$1,918
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.13%	0.18%	0.23%
Ratio of Net Investment Income to
Average Net Assets	2.08%	2.42%	2.26%	2.25%	2.36%
Portfolio Turnover Rate[1]	3%	15%	14%	15%	20%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Dividend Appreciation Index Fund

Notes to Financial Statements

Vanguard Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended January 31, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

20

Dividend Appreciation Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2014, the fund had contributed capital of $2,580,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

21

Dividend Appreciation Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	22,234,441	—	—
Temporary Cash Investments	2,615	1,400	—
Futures Contracts—Liabilities[1]	(7)	—	—
Total	22,237,049	1,400	—
1 Represents variation margin on the last day of the reporting period.

D. At January 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2014	30	2,665	(66)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended January 31, 2014, the fund realized $226,836,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

22

Dividend Appreciation Index Fund

For tax purposes, at January 31, 2014, the fund had $25,614,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $15,364,000 to offset taxable capital gains realized during the year ended January 31, 2014. At January 31, 2014, the fund had available capital losses totaling $231,480,000 to offset future net capital gains. Of this amount, $191,649,000 is subject to expiration dates; $609,000 may be used to offset future net capital gains through January 31, 2016, $22,242,000 through January 31, 2017, $146,149,000 through January 31, 2018, and $22,649,000 through January 31, 2019. Capital losses of $39,831,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At January 31, 2014, the cost of investment securities for tax purposes was $17,681,631,000. Net unrealized appreciation of investment securities for tax purposes was $4,556,825,000, consisting of unrealized gains of $4,592,149,000 on securities that had risen in value since their purchase and $35,324,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended January 31, 2014, the fund purchased $5,380,173,000 of investment securities and sold $1,281,765,000 of investment securities, other than temporary cash investments. Purchases and sales include $3,915,191,000 and $639,222,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,116,394	40,789	952,479	40,707
Issued in Lieu of Cash Distributions	53,392	1,935	46,434	1,980
Redeemed	(1,435,373)	(50,108)	(703,748)	(29,978)
Net Increase (Decrease)—Investor Shares	(265,587)	(7,384)	295,165	12,709
Admiral Shares[1]
Issued	808,063	40,135	—	—
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(18,699)	(935)	—	—
Net Increase (Decrease) —Admiral Shares	789,364	39,200	—	—
ETF Shares
Issued	4,104,546	60,317	3,350,319	56,407
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(642,898)	(9,300)	(1,278,734)	(21,100)
Net Increase (Decrease) —ETF Shares	3,461,648	51,017	2,071,585	35,307
1 Inception was December 19, 2013, for Admiral Shares.

H. Management has determined that no material events or transactions occurred subsequent to January 31, 2014, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard Dividend Appreciation Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Dividend Appreciation Index Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 13, 2014

Special 2014 tax information (unaudited) for Vanguard Dividend Appreciation Index Fund

This information for the fiscal year ended January 31, 2014, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $402,769,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Dividend Appreciation Index Fund Investor Shares
Periods Ended January 31, 2014

			Since
	One	Five	Inception
	Year	Years	(4/27/2006)
Returns Before Taxes	15.51%	16.54%	6.73%
Returns After Taxes on Distributions	14.99	16.13	6.40
Returns After Taxes on Distributions and Sale of Fund Shares	9.18	13.45	5.41

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended January 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Dividend Appreciation Index Fund	7/31/2013	1/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,034.97	$1.03
ETF Shares	1,000.00	1,035.68	0.51
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.20	$1.02
ETF Shares	1,000.00	1,024.70	0.51

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares and 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period. This table does not include figures for share classes with less than six months of history.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6020 032014

Annual Report | January 31, 2014

Vanguard REIT Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	9
Performance Summary.	10
Financial Statements.	13
Your Fund’s After-Tax Returns.	34
About Your Fund’s Expenses.	35
Glossary.	37

REIT Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended January 31, 2014

Total
Returns
Vanguard REIT Index Fund
Investor Shares	2.78%
Admiral™ Shares	2.94
Signal® Shares	2.90
Institutional Shares	2.97
ETF Shares
Market Price	2.84
Net Asset Value	2.93
MSCI US REIT Index	2.99
Real Estate Funds Average	1.73
Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Signal Shares and Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
January 31, 2013, Through January 31, 2014

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital	Return of
	Price	Price	Dividends	Gains	Capital
Vanguard REIT Index Fund
Investor Shares	$22.66	$22.37	$0.626	$0.000	$0.268
Admiral Shares	96.70	95.46	2.772	0.000	1.185
Signal Shares	25.82	25.48	0.741	0.000	0.316
Institutional Shares	14.97	14.78	0.431	0.000	0.184
ETF Shares	68.24	67.36	1.955	0.000	0.836

Chairman’s Letter

Dear Shareholder,

For the 12 months ended January 31, 2014, the performance of real estate investment trusts (REITs) was a notable exception to the healthy returns produced by nearly every sector and slice of the U.S. stock market.

Vanguard REIT Index Fund returned 2.78% for Investor Shares—a modest outcome, especially compared with the broad market’s robust advance—as rising interest rates pinched REITs. The fund’s result was in line with its benchmark index and about 1 percentage point ahead of the average return of its peers.

The tepid performance was a significant departure from recent years, when the returns of REITs outpaced or closely approached those of the broader market.

Please note that on October 16, we announced plans to streamline Vanguard’s share-class offerings by phasing out Signal Shares. Your fund’s Signal Shares will be converted to Admiral Shares by October 2014.

U.S. stocks found a groove before January volatility set in U.S. stocks delivered generous returns in 2013, then slid over the first month of the new year. For the 12 months ended January 31, U.S. stocks produced an impressive gain of nearly 23% despite the late reversal.

Strong corporate earnings growth and investors’ willingness to pay for those earnings drove stock markets, which were also buoyed by the Federal Reserve’s stimulative bond-buying program. The Fed, noting the economy’s improvement, began paring back its bond purchases in January. Nevertheless, stocks declined over that month as investors worried about economic developments at home and abroad.

Overall, international stocks advanced about 6% for the 12 months; developed markets in Europe and the Pacific region posted gains, but concerns about China’s weaker economy hurt stocks and currencies in various emerging-market countries. Worries about emerging markets underlay much of the U.S. market’s January decline.

For 2014, Vanguard Chief Economist Joe Davis and his team are guarded in their outlook for global stock returns, and their forecast for the bond market remains muted. Although Joe readily acknowledges that such forecasts are accompanied by uncertainty, he writes, “We believe that a long-term, strategic approach with a balanced, diversified, low-cost portfolio can remain a high-value proposition in the decade ahead.” (You can read more about our expectations for bond and stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

Market Barometer

	Average Annual Total Returns
	Periods Ended January 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	22.23%	14.14%	19.84%
Russell 2000 Index (Small-caps)	27.03	14.69	22.26
Russell 3000 Index (Broad U.S. market)	22.60	14.18	20.03
FTSE All-World ex US Index (International)	5.78	3.37	14.38

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.12%	3.73%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.07	5.76	5.54
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.06	0.09

CPI
Consumer Price Index	1.58%	2.03%	2.07%

Bond returns were flat as the Fed firmed its strategy

Investors spurned bonds for most of the 12-month period, wary of the Fed’s expected curtailment of its bond-buying program. In January, however, despite the start of that tapering, fixed income investments regained appeal as stocks slumped.

The broad U.S. taxable bond market returned 0.12% for the 12 months, while municipal bonds posted returns of –1.07%. The yield of the benchmark 10-year Treasury note generally increased during the fiscal year, eclipsing 3.00% at times, and finished at about 2.70%. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –1.24%. The Fed’s continued target of 0%–0.25% for short-term interest rates tightly restricted returns of money market funds and savings accounts.

A rise in bond yields curbed results for REITs

In general, the various companies that make up the real estate ecosystem––developers, property managers, sales organizations, and landlords—generated strong revenues and income during the fiscal year. However, as I mentioned at the beginning of this letter, rising interest rates diminished the return of REITs, which had an impressive four-year run before the recent downturn.

Expense Ratios
Your Fund Compared With Its Peer Group
						Peer
	Investor	Admiral	Signal	Institutional	ETF	Group
	Shares	Shares	Shares	Shares	Shares	Average
REIT Index Fund	0.24%	0.10%	0.10%	0.08%	0.10%	1.30%

The fund expense ratios shown are from the prospectus dated May 28, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the fund’s expense ratios were 0.24% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal
Shares, 0.08% for Institutional Shares, and 0.10% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a
Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Real Estate Funds.

Bond yields, after falling for several years, rose noticeably over the period. The rise in interest rates led REITs to reverse course in the spring and sink during the rest of 2013. The yield of the 10-year Treasury note, which began the fiscal year at 1.99%, stood at 2.97% on December 31. In January, however, it retreated again, and REITs advanced about 4% for the month.

Rising interest rates can hurt REITs in several ways. These companies are required to pay out at least 90% of their income as dividends to their investors. Consequently, they rely heavily on the markets to raise cash to finance growth. But rising rates make capital more expensive, cutting into REITs’ profit margins. Their dividends also face more competition from other income-generating investments, including bonds—which typically carry less risk than REITs do—when those assets are offering higher yields.

Although REITs performed modestly for the most part, no segment of the sector declined. Specialized REITs, which made up nearly 30% of the fund on average during the period, returned about 4%. Leading the category were hotels, which benefited from a postrecession rebound in travel, and storage facilities, which tend to have short-term leases and so can easily raise their rental income.

Total Returns
Ten Years Ended January 31, 2014
Average
Annual Return
REIT Index Fund Investor Shares	8.45%
REIT Spliced Index	8.51
Real Estate Funds Average	7.66

For a benchmark description, see the Glossary.
Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Retail REITs, the fund’s second-largest subsector, returned less than 2% as rising interest rates restrained shopping center and mall operators. Despite the January rally, residential REITs posted a fiscal-year return of less than 1%. Within that group, REITs that invest in manufactured housing benefited from increased demand. But those that own apartments, particularly student housing, tumbled as long-term leases prevented their yields from rising as fast as those of some other REITs. Office REITs managed a return of about 3% as companies slowly started hiring again.

REITs’ ten-year returns exceeded those of the broader stock market

Over the decade ended January 31, 2014, the REIT Index Fund posted an average annual return of 8.45% for Investor Shares. REITs, despite their subpar performance over the latest fiscal year and major difficulties during the 2008–2009 financial crisis, outpaced the broader market by about 1 percentage point over the decade. Your fund’s ten-year return also exceeded the average for its peer group.

In addition, the fund met its goal of closely tracking its benchmark index, a tribute to the experience and skill of the portfolio’s advisor, Vanguard Equity Investment Group. The advisor’s efforts were helped by the portfolio’s low expenses.

The power of compounding can put time on your side

The purpose of my annual letter to you is, of course, to report on how your fund fared over the past year. But although it’s important to be aware of how your fund is doing in the latest market environment, short-term performance isn’t what matters most. The focus on the preceding 12 months shouldn’t distract investors from the long-term commitment they need to help achieve their goals.

To be sure, there are many aspects of investing success that you can’t control, overall market performance being the obvious example. But you can control how long you invest, and that’s important because it allows you to harness the power of compounding—the snowball effect that occurs when your earnings generate even more earnings. As Benjamin Franklin put it, “Money makes money.”

A simple example illustrates the benefits of compounding that can potentially result from investing and then reinvesting your money over the long haul. Suppose you were able to put away $10,000 and earn 6% a year. (Keep in mind this is hypothetical; actual returns would probably be different, and certainly a lot less predictable.)

Beware of chasing a sector’s ups and downs

Funds that focus on a single sector—as Vanguard REIT Index Fund does—can be more volatile than more broadly diversified funds. Sector funds can soar one year and plunge the next.
This tendency toward volatility can stir up investors’ worst instincts, tempting them to invest during times of strong performance and to bail as prices inevitably recede.

As we all know, buying high and selling low hurts performance. Because many sector fund investors do fall prey to the temptation to jump in and out of the market, the average annual return experienced by sector fund investors (the “investor return”) is often lower than the average annual total return of the funds themselves over the same period.[1]

The chart below will give you an idea of the price that sector fund investors can pay for chasing performance. It compares the average annual total returns for real estate funds with the average annual investor returns for these funds for recent three-, five-, and ten-year periods.

While sector funds can play a valuable supplemental role in your portfolio, you shouldn’t let their inherent volatility affect your level of investment in them.

Real estate funds: Their returns vs. their investors’ returns
Periods ended December 31, 2013

Notes: Fund averages assume all distributions were reinvested. All returns were calculated on a month-end basis.
Source: Vanguard calculations, derived from data provided by Morningstar, Inc.

1 The investor return is based on a money-weighted calculation that takes into account the timing of investors’ cash inflows and outflows.

If you keep reinvesting the earnings (again, assuming a hypothetical 6% yearly return), after ten years you would have almost $18,000. After 30 years, you would have more than $57,000.

Compounding can make a real difference in your account balance over time—particularly when combined with Vanguard’s low expense ratios—which allow you to keep more of the return on your investment.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
February 18, 2014

REIT Index Fund

Fund Profile
As of January 31, 2014

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional
	Shares	Shares	Shares	Shares	ETF Shares
Ticker Symbol	VGSIX	VGSLX	VGRSX	VGSNX	VNQ
Expense Ratio[1]	0.24%	0.10%	0.10%	0.08%	0.10%

Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		MSCI US	FA
	Fund	REIT Index	Index
Number of Stocks	131	130	3,635
Median Market Cap	$7.8B	$7.8B	$41.3B
Price/Earnings Ratio	51.2x	51.2x	19.1x
Price/Book Ratio	2.1x	2.1x	2.6x
Return on Equity	5.0%	5.0%	16.5%
Earnings Growth
Rate	8.3%	8.3%	11.4%
Dividend Yield	4.0%	4.0%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	11%	—	—
Short-Term Reserves	0.0%	—	—
Dividend Yield: This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.

Subindustry Diversification (% of equity exposure)
		MSCI US
	Fund	REIT Index
Diversified REITs	8.9%	8.4%
Industrial REITs	5.1	5.1
Office REITs	13.7	13.7
Residential REITs	16.2	16.2
Retail REITs	26.9	27.4
Specialized REITs	29.2	29.2

Volatility Measures
		DJ
		U.S. Total
	MSCI US	Market
	REIT Index	FA Index
R-Squared	1.00	0.48
Beta	1.00	0.90
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Simon Property Group
Inc.	Retail REITs	9.3%
Public Storage	Specialized REITs	4.5
Prologis Inc.	Industrial REITs	3.7
Equity Residential	Residential REITs	3.7
Ventas Inc.	Specialized REITs	3.5
HCP Inc.	Specialized REITs	3.5
Health Care REIT Inc.	Specialized REITs	3.2
Boston Properties Inc.	Office REITs	3.2
Vornado Realty Trust	Diversified REITs	3.0
AvalonBay Communities
Inc.	Residential REITs	2.9
Top Ten		40.5%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated May 28, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended January 31, 2014, the expense ratios were 0.24% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.08% for
Institutional Shares, and 0.10% for ETF Shares.

REIT Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 31, 2004, Through January 31, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended January 31, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	REIT Index Fund*Investor Shares	2.78%	22.29%	8.45%	$22,514
••••••••	REIT Spliced Index	2.99	22.40	8.51	22,637
– – – –	Real Estate Funds Average	1.73	21.45	7.66	20,917
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	22.53	20.13	7.51	20,637
For a benchmark description, see the Glossary.
Real Estate Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
REIT Index Fund Admiral Shares	2.94%	22.47%	8.57%	$22,755
REIT Spliced Index	2.99	22.40	8.51	22,637
Dow Jones U.S. Total Stock Market Float
Adjusted Index	22.53	20.13	7.51	20,637

See Financial Highlights for dividend and capital gains information.

REIT Index Fund

	Average Annual Total Returns
	Periods Ended January 31, 2014
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(6/4/2007)	Investment
REIT Index Fund Signal Shares	2.90%	22.46%	2.19%	$11,554
REIT Spliced Index	2.99	22.40	2.11	11,490
Dow Jones U.S. Total Stock Market Float
Adjusted Index	22.53	20.13	5.00	13,843
"Since Inception" performance is calculated from the Signal Shares’ inception date for both the fund and its comparative standards.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment

REIT Index Fund Institutional Shares	2.97%	22.53%	8.60%	$11,410,020

REIT Spliced Index	2.99	22.40	8.51	11,318,260
Dow Jones U.S. Total Stock Market Float
Adjusted Index	22.53	20.13	7.51	10,318,609

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(9/23/2004)	Investment
REIT Index Fund
ETF Shares Net Asset Value	2.93%	22.46%	8.38%	$21,236
REIT Spliced Index	2.99	22.40	8.32	21,116
Dow Jones U.S. Total Stock Market Float
Adjusted Index	22.53	20.13	8.15	20,808
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: September 23, 2004, Through January 31, 2014
			Since
	One	Five	Inception
	Year	Years	(9/23/2004)
REIT Index Fund ETF Shares Market Price	2.84%	173.75%	112.21%
REIT Index Fund ETF Shares Net Asset Value	2.93	175.43	112.36
REIT Spliced Index	2.99	174.77	111.16
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

REIT Index Fund

Fiscal-Year Total Returns (%): January 31, 2004, Through January 31, 2014

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended December 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	5/13/1996	2.31%	16.74%	8.46%
Admiral Shares	11/12/2001	2.42	16.89	8.58
Signal Shares	6/4/2007	2.43	16.91	1.581
Institutional Shares	12/2/2003	2.48	16.93	8.62
ETF Shares	9/23/2004
Market Price		2.34	16.92	7.97[1]
Net Asset Value		2.42	16.89	7.98[1]
1 Return since inception.

REIT Index Fund

Financial Statements

Statement of Net Assets
As of January 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Real Estate Investment Trusts (100.0%)
Diversified REITs (8.9%)
1	Vornado Realty Trust	11,492,343	1,055,342
1	Liberty Property Trust	9,756,496	355,136
1	Duke Realty Corp.	22,196,077	348,700
1	Spirit Realty Capital Inc.	24,030,230	254,720
^,1	American Realty Capital
	Properties Inc.	12,626,086	174,745
1	Lexington Realty Trust	13,298,497	143,757
1	Cousins Properties Inc.	11,721,894	126,010
	WP Carey Inc.	2,096,835	123,881
1	PS Business Parks Inc.	1,364,953	107,244
1	Washington REIT	4,541,173	105,809
1	American Assets
	Trust Inc.	2,347,701	78,578
1	Investors Real
	Estate Trust	7,070,870	61,446
	Select Income REIT	2,040,270	56,311
1	First Potomac
	Realty Trust	4,008,018	52,345
1	RAIT Financial Trust	5,562,525	46,948
1	Winthrop Realty Trust	2,233,343	25,639
1	Whitestone REIT	1,454,699	19,857
1	One Liberty Properties Inc.	848,980	17,710
			3,154,178
Industrial REITs (5.1%)
*,1	Prologis Inc.	34,048,836	1,319,733
1	DCT Industrial Trust Inc.	21,399,385	154,075
1	EastGroup Properties Inc.	2,079,051	123,371
1	First Industrial Realty
	Trust Inc.	7,133,603	122,413
1	STAG Industrial Inc.	2,891,362	62,049
1	Monmouth Real
	Estate Investment
	Corp. Class A	2,672,996	24,698
			1,806,339
Office REITs (13.7%)
1	Boston Properties Inc.	10,406,436	1,124,832
1	SL Green Realty Corp.	6,280,966	588,966
^,1	Digital Realty Trust Inc.	8,770,118	447,188

1	Alexandria Real Estate
	Equities Inc.	4,878,496	342,129
1	Kilroy Realty Corp.	5,561,229	293,633
1	BioMed Realty Trust Inc.	13,119,918	255,970
1	Douglas Emmett Inc.	9,251,012	235,253
1	Highwoods Properties Inc. 6,063,970		225,216
1	CommonWealth REIT	8,079,496	198,594
1	Piedmont Office Realty
	Trust Inc. Class A	11,362,048	189,405
1	Brandywine Realty Trust 10,701,071		152,490
1	Corporate Office
	Properties Trust	5,965,501	148,243
1	Mack-Cali Realty Corp.	5,709,631	115,506
1	DuPont Fabros
	Technology Inc.	4,418,467	114,836
1	Government Properties
	Income Trust	3,733,594	92,220
	Parkway Properties Inc.	4,671,875	82,879
1	Hudson Pacific
	Properties Inc.	3,593,358	78,084
1	Franklin Street
	Properties Corp.	6,157,937	73,834
1	CoreSite Realty Corp.	1,462,173	44,859
1	CyrusOne Inc.	1,128,525	24,387
			4,828,524
Residential REITs (16.2%)
1	Equity Residential	23,376,281	1,294,578
1	AvalonBay
	Communities Inc.	8,394,856	1,036,765
1	UDR Inc.	17,122,757	416,768
1	Essex Property Trust Inc.	2,597,217	411,321
1	Camden Property Trust	5,822,378	359,939
1	Mid-America Apartment
	Communities Inc.	5,102,426	329,311
1	BRE Properties Inc.	5,269,543	311,430
1	Apartment Investment &
	Management Co.
	Class A	9,963,728	278,685
1	American Campus
	Communities Inc.	7,155,308	248,719

REIT Index Fund

			Market
			Value
		Shares	($000)
1	Home Properties Inc.	3,883,355	216,497
1	Equity Lifestyle
	Properties Inc.	5,407,460	212,567
1	Post Properties Inc.	3,729,162	175,010
1	Sun Communities Inc.	2,342,518	109,513
1	Education Realty
	Trust Inc.	7,840,549	70,800
	American Homes 4
	Rent Class A	3,790,812	63,231
1	Associated Estates
	Realty Corp.	3,445,586	55,026
1	Silver Bay Realty
	Trust Corp.	2,552,309	40,505
1	Campus Crest
	Communities Inc.	4,408,524	38,927
*,1	American Residential
	Properties Inc.	2,084,165	38,557
			5,708,149
Retail REITs (26.9%)
1	Simon Property
	Group Inc.	21,191,347	3,281,268
	General Growth
	Properties Inc.	33,015,651	664,935
1	Kimco Realty Corp.	27,973,478	584,925
^,1	Realty Income Corp.	13,395,974	546,288
1	Macerich Co.	9,597,019	543,191
1	Federal Realty
	Investment Trust	4,486,190	488,995
^,1	Cole Real Estate
	Investment Inc.	32,054,425	485,625
1	Regency Centers Corp.	6,302,428	303,399
1	DDR Corp.	18,581,377	291,170
1	Taubman Centers Inc.	4,359,443	283,451
^,1	National Retail
	Properties Inc.	8,275,937	274,761
1	Weingarten Realty
	Investors	7,910,158	229,316
1	Tanger Factory
	Outlet Centers	6,448,178	215,240
1	CBL & Associates
	Properties Inc.	11,022,451	187,272
1	Retail Properties of
	America Inc.	12,820,555	169,103
	Equity One Inc.	4,482,654	101,577
1	Acadia Realty Trust	3,786,522	96,367
*,1	Pennsylvania REIT	4,653,676	86,791
1	Glimcher Realty Trust	9,904,445	84,782
1	Ramco-Gershenson
	Properties Trust	4,546,509	72,608
1	Retail Opportunity
	Investments Corp.	4,906,507	70,948
1	Inland Real Estate Corp.	6,124,060	64,548
1	Kite Realty Group Trust	8,594,973	55,438
	Alexander’s Inc.	156,940	53,333
	Rouse Properties Inc.	2,318,823	40,440

	Saul Centers Inc.	832,510	38,795
1	Excel Trust Inc.	3,292,302	37,565
1	Getty Realty Corp.	1,821,386	34,606
*,1	Cedar Realty Trust Inc.	5,070,578	31,995
1	Agree Realty Corp.	1,015,525	29,034
	Urstadt Biddle
	Properties Inc. Class A	1,534,443	28,786
1	AmREIT Inc.	1,271,514	20,700
	Urstadt Biddle
	Properties Inc.	69,255	1,093
			9,498,345
Specialized REITs (29.2%)
1	Public Storage	9,984,186	1,573,408
1	Ventas Inc.	20,024,031	1,249,299
1	HCP Inc.	31,125,850	1,218,577
1	Health Care REIT Inc.	19,553,321	1,132,528
1	Host Hotels &
	Resorts Inc.	51,218,232	941,903
1	Extra Space Storage Inc.	7,215,563	329,463
1	Senior Housing
	Properties Trust	12,844,099	289,249
1	Corrections Corp. of
	America	7,901,061	265,239
1	Hospitality Properties
	Trust	10,129,378	260,325
^,1	Omega Healthcare
	Investors Inc.	8,000,346	255,531
1	LaSalle Hotel Properties	7,030,883	216,270
1	RLJ Lodging Trust	7,543,236	188,430
1	EPR Properties	3,466,738	177,081
1	Geo Group Inc.	4,916,893	164,618
1	Sunstone Hotel
	Investors Inc.	12,487,920	160,220
1	DiamondRock
	Hospitality Co.	13,348,372	154,574
1	Healthcare Realty
	Trust Inc.	6,546,122	150,037
1	Sovran Self Storage Inc.	2,147,205	145,817
1	Medical Properties
	Trust Inc.	10,931,060	145,055
1	CubeSmart	8,765,838	144,461
^,1	Ryman Hospitality
	Properties Inc.	3,103,821	128,374
1	Healthcare Trust of
	America Inc. Class A	11,870,320	127,369
1	Pebblebrook Hotel Trust	4,205,696	126,718
1	National Health
	Investors Inc.	1,879,363	118,344
*,1	Strategic Hotels &
	Resorts Inc.	11,228,066	104,533
1	LTC Properties Inc.	2,373,177	90,062
1	Chesapeake
	Lodging Trust	3,318,336	80,802
1	Sabra Health Care
	REIT Inc.	2,549,548	73,758

REIT Index Fund

			Market
			Value
		Shares	($000)
1	Hersha Hospitality Trust
	Class A	12,455,881	67,635
1	FelCor Lodging Trust Inc.	7,628,728	62,250
1	Summit Hotel
	Properties Inc.	5,545,252	49,408
1	Ashford Hospitality
	Trust Inc.	5,228,945	49,152
1	Universal Health Realty
	Income Trust	824,646	34,965
1	Ashford Hospitality
	Prime Inc.	1,643,945	27,125
	Aviv REIT Inc.	1,019,424	24,864
			10,327,444
Total Real Estate Investment Trusts
(Cost $31,231,792)			35,322,979
Temporary Cash Investments (0.7%)
Money Market Fund (0.7%)
[2,3]	Vanguard Market Liquidity
	Fund, 0.130%	232,584,602	232,585

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
4	Federal Home Loan Bank
	Discount Notes,
	0.085%, 2/12/14	14,000	13,999
Total Temporary Cash Investments
(Cost $246,584)			246,584
Total Investments (100.7%)
(Cost $31,478,376)			35,569,563
Other Assets and Liabilities (-0.7%)
Other Assets			136,620
Liabilities[3]			(385,665)
			(249,045)
Net Assets (100%)			35,320,518

At January 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	31,743,733
Overdistributed Net Investment Income	(24,149)
Accumulated Net Realized Losses	(490,253)
Unrealized Appreciation (Depreciation)	4,091,187
Net Assets	35,320,518

Investor Shares—Net Assets
Applicable to 110,951,415 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,482,272
Net Asset Value Per Share—
Investor Shares	$22.37

Admiral Shares—Net Assets
Applicable to 83,663,132 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,986,644
Net Asset Value Per Share—
Admiral Shares	$95.46

Signal Shares—Net Assets
Applicable to 94,250,761 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,401,808
Net Asset Value Per Share—
Signal Shares	$25.48

REIT Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 265,448,750 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,922,192
Net Asset Value Per Share—
Institutional Shares	$14.78

ETF Shares—Net Assets
Applicable to 275,054,244 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	18,527,602
Net Asset Value Per Share—
ETF Shares	$67.36

See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $225,567,000.
* Non-income-producing security.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $232,585,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Statement of Assets and Liabilities
As of January 31, 2014

Amount
($000)
Assets
Investments in Securities, at Value
Unaffiliated Issuers	1,294,124
Affiliated Vanguard Funds	232,585
Other Affiliated Issuers	34,042,854
Total Investments in Securities	35,569,563
Receivables for Accrued Income	38,644
Receivables for Investment Securities Sold	18,450
Other Assets	79,526
Total Assets	35,706,183
Liabilities
Securities Lending Collateral Payable to Brokers	232,585
Payables for Investment Securities Purchased	65,813
Other Liabilities	87,267
Total Liabilities	385,665
Net Assets	35,320,518

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Statement of Operations

Year Ended
January 31, 2014
($000)
Investment Income
Income
Dividends[1]	955,610
Interest[1]	291
Securities Lending	759
Total Income	956,660
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,872
Management and Administrative—Investor Shares	5,706
Management and Administrative—Admiral Shares	6,202
Management and Administrative—Signal Shares	1,570
Management and Administrative—Institutional Shares	1,827
Management and Administrative—ETF Shares	11,801
Marketing and Distribution—Investor Shares	665
Marketing and Distribution—Admiral Shares	1,171
Marketing and Distribution—Signal Shares	554
Marketing and Distribution—Institutional Shares	886
Marketing and Distribution—ETF Shares	4,590
Custodian Fees	276
Auditing Fees	34
Shareholders’ Reports—Investor Shares	46
Shareholders’ Reports—Admiral Shares	21
Shareholders’ Reports—Signal Shares	22
Shareholders’ Reports—Institutional Shares	17
Shareholders’ Reports—ETF Shares	567
Trustees’ Fees and Expenses	33
Total Expenses	37,860
Net Investment Income	918,800
Realized Net Gain (Loss)
Capital Gain Distributions Received	226,529
Investment Securities Sold	1,095,312
Swap Contracts	29,738
Realized Net Gain (Loss)[1]	1,351,579
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,506,035)
Swap Contracts	(1,123)
Change in Unrealized Appreciation (Depreciation)	(1,507,158)
Net Increase (Decrease) in Net Assets Resulting from Operations	763,221
1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $930,491,000, $271,000, and
$1,283,040, respectively.
See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Statement of Changes in Net Assets

	Year Ended January 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	918,800	668,720
Realized Net Gain (Loss)	1,351,579	623,632
Change in Unrealized Appreciation (Depreciation)	(1,507,158)	2,343,056
Net Increase (Decrease) in Net Assets Resulting from Operations	763,221	3,635,408
Distributions
Net Investment Income
Investor Shares	(73,658)	(63,020)
Admiral Shares	(224,168)	(159,134)
Signal Shares	(65,893)	(37,229)
Institutional Shares	(106,402)	(68,007)
ETF Shares	(520,883)	(341,096)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Return of Capital
Investor Shares	(31,477)	(28,556)
Admiral Shares	(95,796)	(72,108)
Signal Shares	(28,159)	(16,870)
Institutional Shares	(45,470)	(30,816)
ETF Shares	(222,594)	(154,560)
Total Distributions	(1,414,500)	(971,396)
Capital Share Transactions
Investor Shares	(304,730)	(19,586)
Admiral Shares	720,250	1,150,759
Signal Shares	572,687	494,034
Institutional Shares	799,400	586,219
ETF Shares	1,928,162	5,243,286
Net Increase (Decrease) from Capital Share Transactions	3,715,769	7,454,712
Total Increase (Decrease)	3,064,490	10,118,724
Net Assets
Beginning of Period	32,256,028	22,137,304
End of Period[1]	35,320,518	32,256,028
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($24,149,000) and $18,317,000.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$22.66	$20.50	$18.99	$14.05	$10.02
Investment Operations
Net Investment Income	. 579.514		.442	. 399.477
Net Realized and Unrealized Gain (Loss)
on Investments	.025	2.393	1.722	5.144	4.192
Total from Investment Operations	.604	2.907	2.164	5.543	4.669
Distributions
Dividends from Net Investment Income	(. 626)	(. 514)	(. 439)	(. 603)	(. 481)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(. 268)	(. 233)	(. 215)	—	(.158)
Total Distributions	(.894)	(.747)	(.654)	(.603)	(.639)
Net Asset Value, End of Period	$22.37	$22.66	$20.50	$18.99	$14.05

Total Return[1]	2.78%	14.45%	11.80%	40.02%	48.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,482	$2,817	$2,565	$2,658	$3,572
Ratio of Total Expenses to Average Net Assets	0.24%	0.24%	0.24%	0.26%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.51%	2.39%	2.30%	2.22%	3.94%
Portfolio Turnover Rate[2]	11%	9%	10%	12%	16%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$96.70	$87.47	$81.03	$59.95	$42.74
Investment Operations
Net Investment Income	2.569	2.285	1.960	1.806	2.083
Net Realized and Unrealized Gain (Loss)
on Investments	.148	10.263	7.385	21.948	17.909
Total from Investment Operations	2.717	12.548	9.345	23.754	19.992
Distributions
Dividends from Net Investment Income	(2.772)	(2.283)	(1.948)	(2.674)	(2.094)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(1.185)	(1.035)	(. 957)	—	(.688)
Total Distributions	(3.957)	(3.318)	(2.905)	(2.674)	(2.782)
Net Asset Value, End of Period	$95.46	$96.70	$87.47	$81.03	$59.95

Total Return[1]	2.94%	14.63%	11.95%	40.21%	48.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,987	$7,399	$5,612	$4,715	$1,296
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	2.65%	2.53%	2.44%	2.36%	4.07%
Portfolio Turnover Rate[2]	11%	9%	10%	12%	16%

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Signal Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$25.82	$23.35	$21.63	$16.00	$11.41
Investment Operations
Net Investment Income	. 687.610		. 522	. 483.557
Net Realized and Unrealized Gain (Loss)
on Investments	.030	2.744	1.974	5.862	4.775
Total from Investment Operations	.717	3.354	2.496	6.345	5.332
Distributions
Dividends from Net Investment Income	(.741)	(.608)	(. 520)	(.715)	(.559)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(. 316)	(. 276)	(. 256)	—	(.183)
Total Distributions	(1.057)	(.884)	(.776)	(.715)	(.742)
Net Asset Value, End of Period	$25.48	$25.82	$23.35	$21.63	$16.00

Total Return[1]	2.90%	14.65%	11.96%	40.25%	48.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,402	$1,873	$1,226	$835	$489
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.14%
Ratio of Net Investment Income to
Average Net Assets	2.65%	2.53%	2.44%	2.36%	4.06%
Portfolio Turnover Rate[2]	11%	9%	10%	12%	16%

1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.97	$13.54	$12.54	$9.28	$6.61
Investment Operations
Net Investment Income	.400	.356	.305	.284	.326
Net Realized and Unrealized Gain (Loss)
on Investments	.025	1.590	1.148	3.395	2.777
Total from Investment Operations	.425	1.946	1.453	3.679	3.103
Distributions
Dividends from Net Investment Income	(. 431)	(. 355)	(. 304)	(. 419)	(. 326)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(.184)	(.161)	(.149)	—	(.107)
Total Distributions	(.615)	(.516)	(.453)	(.419)	(.433)
Net Asset Value, End of Period	$14.78	$14.97	$13.54	$12.54	$9.28

Total Return[1]	2.97%	14.66%	12.01%	40.24%	48.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,922	$3,185	$2,324	$1,614	$907
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.09%
Ratio of Net Investment Income to
Average Net Assets	2.67%	2.55%	2.46%	2.40%	4.11%
Portfolio Turnover Rate[2]	11%	9%	10%	12%	16%

1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding	Year Ended January 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$68.24	$61.72	$57.17	$42.30	$30.14
Investment Operations
Net Investment Income	1.814	1.613	1.384	1.278	1.473
Net Realized and Unrealized Gain (Loss)
on Investments	.097	7.250	5.216	15.483	12.651
Total from Investment Operations	1.911	8.863	6.600	16.761	14.124
Distributions
Dividends from Net Investment Income	(1.955)	(1.612)	(1.375)	(1.891)	(1.478)
Distributions from Realized Capital Gains	—	—	—	—	—
Return of Capital	(.836)	(.731)	(.675)	—	(.486)
Total Distributions	(2.791)	(2.343)	(2.050)	(1.891)	(1.964)
Net Asset Value, End of Period	$67.36	$68.24	$61.72	$57.17	$42.30

Total Return	2.93%	14.64%	11.94%	40.19%	48.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,528	$16,983	$10,410	$8,075	$4,678
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.12%	0.13%
Ratio of Net Investment Income to
Average Net Assets	2.65%	2.53%	2.44%	2.36%	4.07%
Portfolio Turnover Rate[1]	11%	9%	10%	12%	16%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

REIT Index Fund

Notes to Financial Statements

Vanguard REIT Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers five classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Signal Shares, and Institutional Shares, are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference securities in the fund’s target index. Under the terms of each swap, the fund receives the total return on the referenced security (i.e., receiving the increase or paying the decrease in value of the selected reference security and receiving the equivalent of any dividends in respect of the selected referenced security) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference security at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until termination of the swap, at which time realized gain (loss) is recorded. The primary risks associated with the swaps are that a counterparty will default on its obligation to pay net amounts due to the fund, or that the fund will incur fees in the event it terminates a swap prior to the scheduled termination date. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the

REIT Index Fund

time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund had no open swap contracts at January 31, 2014.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (January 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions declared by the fund are reallocated at fiscal year-end to ordinary income, capital gain, and return of capital to reflect their tax character.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

REIT Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2014, the fund had contributed capital of $3,708,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.48% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of January 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Real Estate Investment Trusts	35,322,979	—	—
Temporary Cash Investments	232,585	13,999	—
Total	35,555,564	13,999	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $29,738,000 on swap contracts have been reclassified from accumulated net realized losses to overdistributed net investment income.

During the year ended January 31, 2014, the fund realized $1,489,940,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at January 31, 2014, the fund had no ordinary income available for distribution. At January 31, 2014, the fund had available capital losses totaling $403,596,000 to offset future net capital gains. Of this amount, $73,864,000 is subject to expiration on January 31, 2018. Capital

REIT Index Fund

losses of $329,732,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At January 31, 2014, the cost of investment securities for tax purposes was $31,565,033,000. Net unrealized appreciation of investment securities for tax purposes was $4,004,530,000, consisting of unrealized gains of $4,599,123,000 on securities that had risen in value since their purchase and $594,593,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended January 31, 2014, the fund purchased $11,111,795,000 of investment securities and sold $7,260,984,000 of investment securities, other than temporary cash investments. Purchases and sales include $4,750,028,000 and $3,549,749,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended January 31,
	2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	690,690	29,921	760,608	35,236
Issued in Lieu of Cash Distributions	99,859	4,526	87,324	4,088
Redeemed[1]	(1,095,279)	(47,793)	(867,518)	(40,141)
Net Increase (Decrease)—Investor Shares	(304,730)	(13,346)	(19,586)	(817)
Admiral Shares
Issued	2,061,271	20,919	1,747,526	18,827
Issued in Lieu of Cash Distributions	287,172	3,054	206,798	2,265
Redeemed[1]	(1,628,193)	(16,819)	(803,565)	(8,745)
Net Increase (Decrease) —Admiral Shares	720,250	7,154	1,150,759	12,347
Signal Shares
Issued	1,307,317	50,253	851,832	34,732
Issued in Lieu of Cash Distributions	83,873	3,346	47,416	1,944
Redeemed[1]	(818,503)	(31,910)	(405,214)	(16,626)
Net Increase (Decrease)—Signal Shares	572,687	21,689	494,034	20,050
Institutional Shares
Issued	1,361,402	90,266	831,473	58,509
Issued in Lieu of Cash Distributions	136,949	9,423	88,358	6,253
Redeemed[1]	(698,951)	(47,012)	(333,612)	(23,653)
Net Increase (Decrease) —Institutional Shares	799,400	52,677	586,219	41,109
ETF Shares
Issued	5,442,281	78,370	6,065,629	93,009
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[1]	(3,514,119)	(52,200)	(822,343)	(12,800)
Net Increase (Decrease) —ETF Shares	1,928,162	26,170	5,243,286	80,209
1 Net of redemption fees for fiscal 2013 of $490,000 (fund total). Effective May 23, 2012, the redemption fee was eliminated.

REIT Index Fund

G. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Jan. 31, 2013		Proceeds From		Jan. 31, 2014
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Acadia Realty Trust	88,862	25,094	14,560	2,749	96,367
Agree Realty Corp.	—	36,978	3,568	933	29,034
Alexandria Real Estate Equities Inc.	315,127	102,829	61,470	10,685	342,129
American Assets Trust Inc.	NA1	15,622	14,114	1,920	78,578
American Campus Communities Inc.	338,049	59,054	61,623	5,804	248,719
American Realty Capital Properties Inc.	—	211,029	18,749	2,351	174,745
American Residential Properties Inc.	—	37,594	626	—	38,557
AmREIT Inc.	—	27,018	2,149	522	20,700
Apartment Investment &
Management Co. Class A	274,916	59,948	61,912	1,735	278,685
Ashford Hospitality Prime Inc.	—	32,780	682	51	27,125
Ashford Hospitality Trust Inc.	51,967	19,902	11,040	152	49,152
Associated Estates Realty Corp.	55,343	17,432	17,924	1,832	55,026
AvalonBay Communities Inc.	1,008,381	319,393	230,394	14,776	1,036,765
BioMed Realty Trust Inc.	217,255	101,998	49,891	11,869	255,970
Boston Properties Inc.	1,099,015	227,760	228,740	24,979	1,124,832
Brandywine Realty Trust	126,405	42,341	30,126	5,454	152,490
BRE Properties Inc.	270,564	56,046	56,926	2,487	311,430
Camden Property Trust	401,599	80,120	76,535	8,104	359,939
Campus Crest Communities Inc.	32,253	29,562	8,330	719	38,927
CapLease Inc.	27,523	12,680	6,863	1,697	NA2
CBL & Associates Properties Inc.	224,140	53,434	41,605	9,915	187,272
Cedar Realty Trust Inc.	23,254	12,964	7,029	—	31,995
Chesapeake Lodging Trust	57,111	28,462	14,380	3,275	80,802
Cole Real Estate Investment Inc.	—	448,442	51,932	8,580	485,625
CommonWealth REIT	NA1	155,839	36,892	1,110	198,594
Colonial Properties Trust	126,868	18,393	21,155	210	NA3
CoreSite Realty Corp.	43,153	9,440	9,064	1,681	44,859
Corporate Office Properties Trust	145,959	37,172	26,117	4,553	148,243
Corrections Corp. of America	—	351,426	46,707	57,610	265,239
Cousins Properties Inc.	57,791	73,925	19,478	1,604	126,010
CubeSmart	123,618	34,334	23,629	2,332	144,461
CyrusOne Inc.	—	24,087	528	127	24,387
DCT Industrial Trust Inc.	130,337	49,568	27,143	3,199	154,075

REIT Index Fund

		Current Period Transactions
	Jan. 31, 2013		Proceeds From		Jan. 31, 2014
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
DDR Corp.	279,488	112,108	84,038	1,387	291,170
DiamondRock Hospitality Co.	123,227	27,623	28,253	3,237	154,574
Digital Realty Trust Inc.	573,635	115,493	93,250	19,555	447,188
Douglas Emmett Inc.	214,347	46,939	44,545	1,998	235,253
Duke Realty Corp.	335,614	75,153	65,901	7,874	348,700
DuPont Fabros Technology Inc.	103,611	24,538	22,845	3,745	114,836
EastGroup Properties Inc.	113,225	25,162	21,076	3,942	123,371
Education Realty Trust Inc.	82,448	15,556	13,494	1,503	70,800
EPR Properties	151,972	46,948	35,410	7,987	177,081
Equity Lifestyle Properties Inc.	194,671	42,207	42,581	3,892	212,567
Equity Residential	1,233,700	347,823	276,843	16,592	1,294,578
Essex Property Trust Inc.	387,732	90,220	77,058	9,703	411,321
Excel Trust Inc.	37,766	9,802	5,911	1,260	37,565
Extra Space Storage Inc.	287,018	62,731	60,894	8,098	329,463
Federal Realty Investment Trust	469,888	98,630	91,162	13,159	488,995
FelCor Lodging Trust Inc.	43,963	9,268	12,367	151	62,250
First Industrial Realty Trust Inc.	101,333	34,842	23,061	2,378	122,413
First Potomac Realty Trust	48,444	17,538	10,346	305	52,345
Franklin Street Properties Corp.	67,189	29,456	15,256	3,143	73,834
Geo Group Inc.	—	198,985	28,362	7,687	164,618
Getty Realty Corp.	34,898	6,892	7,341	1,458	34,606
Glimcher Realty Trust	107,903	21,573	19,080	1,387	84,782
Government Properties
Income Trust	NA1	65,373	40,245	4,078	92,220
HCP Inc.	1,454,683	293,162	295,830	41,140	1,218,577
Health Care REIT Inc.	1,110,067	371,211	230,432	31,137	1,132,528
Healthcare Realty Trust Inc.	151,739	40,353	25,581	1,627	150,037
Healthcare Trust of America Inc.
Class A	NA1	110,083	12,962	2,953	127,369
Hersha Hospitality Trust Class A	65,325	14,992	14,327	1,350	67,635
Highwoods Properties Inc.	189,621	62,014	31,855	7,014	225,216
Home Properties Inc.	212,371	66,769	39,083	6,523	216,497
Hospitality Properties Trust	NA1	209,284	87,562	12,529	260,325
Host Hotels & Resorts Inc.	840,039	201,555	177,072	22,281	941,903
Hudson Pacific Properties Inc.	52,550	38,058	13,233	205	78,084
Inland Real Estate Corp.	56,094	12,360	12,576	2,736	64,548
Investors Real Estate Trust	59,445	18,602	11,636	1,437	61,446
Kilroy Realty Corp.	255,449	77,211	54,097	4,132	293,633

REIT Index Fund

		Current Period Transactions
Jan. 31, 2013			Proceeds From		Jan. 31, 2014
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Kimco Realty Corp.	585,251	126,336	128,219	11,106	584,925
Kite Realty Group Trust	30,295	29,889	6,888	476	55,438
LaSalle Hotel Properties	178,179	52,849	36,580	6,357	216,270
Lexington Realty Trust	117,318	57,087	26,224	4,123	143,757
Liberty Property Trust	318,803	126,275	65,579	13,594	355,136
LTC Properties Inc.	78,514	30,477	17,999	3,563	90,062
Macerich Co.	550,468	126,796	102,252	9,655	543,191
Mack-Cali Realty Corp.	165,215	29,613	39,001	3,766	115,506
Medical Properties Trust Inc.	126,256	49,574	27,703	6,507	145,055
Mid-America Apartment
Communities Inc.	186,049	56,705	41,564	9,797	329,311
Monmouth Real Estate
Investment Corp. Class A	24,302	8,289	3,825	524	24,698
National Health Investors Inc.	104,258	35,158	20,599	4,867	118,344
National Retail Properties Inc.	239,868	72,383	44,262	10,692	274,761
Omega Healthcare Investors Inc.	192,333	55,191	40,360	12,749	255,531
One Liberty Properties Inc.	—	24,441	1,921	618	17,710
Pebblebrook Hotel Trust	101,678	23,575	20,075	2,665	126,718
Pennsylvania REIT	67,938	36,464	16,954	—	86,791
Piedmont Office Realty Trust Inc.
Class A	226,058	44,056	49,094	6,520	189,405
Post Properties Inc.	182,038	36,640	37,256	4,581	175,010
Prologis Inc.	1,272,712	365,814	270,282	—	1,319,733
PS Business Parks Inc.	95,846	23,595	21,189	2,328	107,244
Public Storage	1,554,285	327,146	336,620	51,339	1,573,408
RAIT Financial Trust	—	45,977	818	721	46,948
Ramco-Gershenson Properties Trust	48,952	32,719	11,710	2,565	72,608
Realty Income Corp.	541,372	168,807	120,036	18,401	546,288
Regency Centers Corp.	310,317	67,947	62,666	10,916	303,399
Retail Opportunity Investments Corp.	46,279	27,556	8,772	1,009	70,948
Retail Properties of America Inc.	NA1	130,676	26,878	3,901	169,103
RLJ Lodging Trust	138,950	55,540	35,539	6,371	188,430
Ryman Hospitality Properties Inc.	—	158,929	22,417	5,736	128,374
Sabra Health Care REIT Inc.	64,368	13,679	13,575	1,202	73,758
Senior Housing Properties Trust	NA1	186,654	110,148	11,167	289,249
Silver Bay Realty Trust Corp.	—	59,630	6,899	29	40,505
Simon Property Group Inc.	3,364,241	706,567	664,208	96,847	3,281,268
SL Green Realty Corp.	501,752	115,174	109,869	8,522	588,966

REIT Index Fund

		Current Period Transactions
	Jan. 31, 2013		Proceeds From		Jan. 31, 2014
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Sovran Self Storage Inc.	133,031	33,345	25,765	4,683	145,817
Spirit Realty Capital Inc.	—	72,054	18,766	7,142	254,720
STAG Industrial Inc.	56,540	11,974	11,215	2,650	62,049
Strategic Hotels & Resorts Inc.	82,729	18,875	19,376	—	104,533
Summit Hotel Properties Inc.	40,173	18,889	7,894	644	49,408
Sun Communities Inc.	84,004	38,516	20,981	2,228	109,513
Sunstone Hotel Investors Inc.	127,199	49,790	28,975	1,162	160,220
Tanger Factory Outlet Centers	230,253	45,969	46,477	5,195	215,240
Taubman Centers Inc.	348,170	69,104	61,654	7,494	283,451
UDR Inc.	413,878	86,393	89,938	12,939	416,768
Universal Health Realty Income Trust	46,002	7,917	7,897	1,615	34,965
Ventas Inc.	1,355,759	286,934	309,137	54,037	1,249,299
Vornado Realty Trust	977,994	205,261	206,071	33,846	1,055,342
Washington REIT	130,785	24,532	25,480	3,391	105,809
Weingarten Realty Investors	230,036	50,087	50,928	4,869	229,316
Whitestone REIT	15,919	7,509	2,966	1,432	19,857
Winthrop Realty Trust	24,604	6,933	4,983	1,352	25,639
30,389,916				930,491	34,042,854

1 Not applicable—At January 31, 2013, the issuer was not an affiliated company of the fund.
2 Not applicable—In November 2013, CapLease Inc. merged with American Realty Capital Properties Inc.
3 Not applicable—In October 2013, Colonial Properties Trust merged with Mid-America Apartment Communities Inc.

H. Management has determined that no material events or transactions occurred subsequent to
January 31, 2014, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Specialized Funds and the Shareholders of Vanguard REIT Index Fund: In our opinion, the accompanying statement of net assets and statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard REIT Index Fund (constituting a separate portfolio of Vanguard Specialized Funds, hereafter referred to as the “Fund”) at January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 17, 2014

Special 2013 tax information (unaudited) for Vanguard REIT Index Fund

This information for the fiscal year ended January 31, 2014, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $56,606,000 of qualified dividend income to shareholders during the fiscal year.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: REIT Index Fund Investor Shares
Periods Ended January 31, 2014

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	2.78%	22.29%	8.45%
Returns After Taxes on Distributions	1.57	20.94	7.16
Returns After Taxes on Distributions and Sale of Fund Shares	1.59	17.63	6.32

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended January 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Fund	7/31/2013	1/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$994.78	$1.21
Admiral Shares	1,000.00	995.73	0.50
Signal Shares	1,000.00	995.61	0.50
Institutional Shares	1,000.00	996.03	0.40
ETF Shares	1,000.00	995.66	0.50
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.00	$1.22
Admiral Shares	1,000.00	1,024.70	0.51
Signal Shares	1,000.00	1,024.70	0.51
Institutional Shares	1,000.00	1,024.80	0.41
ETF Shares	1,000.00	1,024.70	0.51

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.24% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.08% for Institutional Shares, and 0.10% for ETF
Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent
12-month period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments. This yield may include some payments that represent a return of capital, capital gains distributions, or both by the underlying stocks.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

REIT Spliced Index: MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
Bioethical Issues.
IndependentTrustees

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board
(chemicals); Director of Tyco International, Ltd.	of Hillenbrand, Inc. (specialized consumer services),
(diversified manufacturing and services), Hewlett-	and of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),	machinery), Hyster-Yale Materials Handling, Inc.
(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The funds or securities referred to herein are not
Direct Investor Account Services > 800-662-2739	sponsored, endorsed, or promoted by MSCI, and MSCI
bears no liability with respect to any such funds or
Institutional Investor Services > 800-523-1036	securities. The prospectus or the Statement of
Text Telephone for People	Additional Information contains a more detailed
With Hearing Impairment > 800-749-7273	description of the limited relationship MSCI has with
Vanguard and any related funds.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1230 032014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended January 31, 2014: $173,000
Fiscal Year Ended January 31, 2013: $173,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended January 31, 2014: $5,714,113
Fiscal Year Ended January 31, 2013: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended January 31, 2014.

(b) Audit-Related Fees.

Fiscal Year Ended January 31, 2014: $1,552,950
Fiscal Year Ended January 31, 2013: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended January 31, 2014: $110,000
Fiscal Year Ended January 31, 2013: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex,

The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended January 31, 2013.

(d) All Other Fees.

Fiscal Year Ended January 31, 2014: $132,000
Fiscal Year Ended January 31, 2013: $16,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended January 31, 2014: $242,000
Fiscal Year Ended January 31, 2013: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: March 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SPECIALIZED FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: March 19, 2014
VANGUARD SPECIALIZED FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: March 19, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.